Quarterly Financial Supplement
For the year ended
December 31, 2006
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2005.

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

TABLE OF CONTENTS

Section	Tab
Earnings Release & Financial Statements	1.0
Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Reconciliation of Supplemental Non-GAAP Financial Measures (Same Store NOI, FFO and Summary of Consolidated and JV Transactional Income)	2.5
Consolidated and Wholly Owned Financial Operations	3.0
• Summary of Capital Transactions	3.1
• Acquisitions, Dispositions, Expansions and Developments	3.2
• Summary of Consolidated Debt	3.3
• Summary of Consolidated Mortgage Principal Payments and Corporate Debt Maturities	3.4
Joint Venture Summaries	4.0
• Joint Venture Financials	4.1
• Joint Venture Partnership Summaries	4.2
Joint Venture Financial Operations	5.0
• Summary of Capital Transactions	5.1
• Acquisitions, Dispositions, Expansions and Developments	5.2
• Summary of Joint Venture Debt	5.3
• Summary of Pro Rata Joint Venture Debt	5.4
• Summary of Joint Venture Mortgage Principal Payments	5.5
Portfolio Statistics	6.0
Appendix	7.0
• Property Listing	7.1
• Investor Information	7.2

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Contact:	Scott A. Wolstein	Michelle M. Dawson
	Chairman and	Vice President of Investor Relations
	Chief Executive Officer	216-755-5455
216-755-5500
DEVELOPERS DIVERSIFIED REALTY REPORTS AN INCREASE OF 10.8%
IN DILUTED FFO PER SHARE FOR THE QUARTER ENDED DECEMBER 31, 2006
     CLEVELAND, OHIO, February 12, 2007 - Developers Diversified Realty Corporation (NYSE: DDR), the nation’s leading owner, manager and developer of market-dominant community centers, today reported operating results for the fourth quarter ended December 31, 2006.
•	Funds From Operations (“FFO”) per diluted share increased 10.8% to $0.82 and net income per diluted share increased 37.5% to $0.44 for the three-months ended December 31, 2006 as compared to the prior year
•	Executed leases during the fourth quarter totaled approximately 1.3 million square feet, including 94 new leases and 144 renewals
•	Base rents increased 20.0% on new leases, 10.0% on renewals and 12.3% on a blended basis
•	Core portfolio leased percentage at December 31, 2006 was 96.2%
•	Same store net operating income (“NOI”) for the year increased 3.0% over the prior year
     Scott Wolstein, Developers Diversified’s Chairman and Chief Executive Officer stated, “I’m pleased to announce this quarter’s financial results. Our operating and development portfolios continue to reflect solid performance driven by tenant demand for new store locations in the open air format. We expect this trend to continue through 2007.
     “In addition, we are scheduled to close on the acquisition of Inland Retail Real Estate Inc. at the end of February which will further contribute to the 2007 operating results. Our initial equity raise of approximately $1.15 billion, comprised the $400 million of common shares we will issue directly to the Inland shareholders and the $750 million issued in December through the forward equity sale, completes a significant portion of the Inland financing. This equity, combined with anticipated proceeds from asset sales and joint ventures, provides further assurance that our overall financing plan is proceeding in line with our expectations.”
     Financial Results:
     FFO, a widely accepted measure of a Real Estate Investment Trust’s (“REIT”) performance, on a diluted and basic per share basis was $0.82 for the three-months ended December 31, 2006, as compared to $0.74 for the same period in the previous year, an increase of 10.8%. FFO available to common shareholders was $90.1 million, as compared to $81.7 million for the three-months ended December 31, 2006 and 2005, respectively, an increase of 10.3%. Net income available to common shareholders was $48.2 million or $0.44 per share (diluted and basic) for the three-months ended December 31, 2006, as compared to $35.1 million, or

$0.32 per share (diluted and basic) for the prior comparable period. The increase in net income and FFO for the three-months ended December 31, 2006, primarily is related to an increase in same store net operating income, lease termination income and gain on disposition of real estate offset to a lesser extent by an increase in interest expense as compared to 2005.
     FFO per share was $3.41 (diluted and basic) for the year ended December 31, 2006, as compared to $3.21 (diluted) and $3.23 (basic) for the same period in the previous year, an increase of 6.2% (diluted) and 5.6% (basic). FFO available to common shareholders was $377.8 million, as compared to $355.1 million for the year ended December 31, 2006 and 2005, respectively, an increase of 6.4%. Net income available to common shareholders was $198.1 million, or $1.81 per share (diluted) and $1.82 per share (basic) for the year ended December 31, 2006, as compared to $227.5 million, or $2.08 per share (diluted) and $2.10 per share (basic) for the prior comparable period. The decrease in net income for the year ended December 31, 2006 primarily is related to a decrease in gain on disposition of real estate assets as compared to 2005.
     FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from disposition of depreciable real estate property, except for those sold through the Company’s merchant building program, (iii) sales of securities, (iv) extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.
Leasing:
     Leasing activity continues to be strong throughout the portfolio. During the fourth quarter of 2006, the Company executed 94 new leases aggregating 544,108 square feet and 144 renewals aggregating 804,046 square feet. Rental rates on new leases increased by 20.0% and rental rates on renewals increased by 10.0%. On a blended basis, rental rates for new leases and renewals increased by 12.3%. At December 31, 2006, the average annualized base rent per occupied square foot, including those properties owned through joint ventures and excluding the impact of the Mervyns and Brazil assets, was $11.75, as compared to $11.30 at December 31, 2005.
     At December 31, 2006, the portfolio, including those properties owned through joint ventures, was 96.3% leased. Excluding the impact of the Mervyns and Brazil assets, the core portfolio was 96.2% leased, as compared to 96.3% at December 31, 2005. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of December 31, 2006, the portfolio was 95.2% occupied. Excluding the impact of the Mervyns and Brazil assets, the core portfolio was 95.2% occupied, as compared to 95.1% at December 31, 2005.

Strategic Real Estate Transactions:
Inland Retail Real Estate Trust:
     In October, 2006, the Company (“DDR”) and Inland Retail Real Estate Trust, Inc. (“IRRETI”) announced that they entered into a definitive merger agreement. Under the terms of the agreement, DDR will acquire all of the outstanding shares of IRRETI for a total merger consideration of $14.00 per share. DDR has elected to pay IRRETI shareholders a combination of $12.50 in cash and $1.50 in DDR common shares. The actual number of DDR common shares that IRRETI shareholders are entitled to receive for each IRRETI common share held will be determined by dividing $1.50 by the average closing price of DDR common shares for the 10 trading days immediately preceding the two trading days prior to the IRRETI shareholders’ meeting, scheduled for February 22, 2007.
     The transaction has a total enterprise value of approximately $6.2 billion. This amount includes approximately $2.3 billion of existing debt, a significant portion of which is expected to be extinguished at closing. IRRETI’s real estate portfolio aggregates over 300 community shopping centers, neighborhood shopping centers and single tenant/net leased retail properties, comprising approximately 43.6 million square feet of total GLA.
     A summary of the initial financing of the IRRETI acquisition is summarized as follows (in millions):

Total purchase price	$6,200
Assets acquired in joint venture with TIAA (see below)	(3,000)

Assets acquired directly by DDR	3,200
DDR equity contribution to TIAA joint venture	179

Total DDR financing requirements	3,379
Less debt assumed	(489)

Total cash required at closing	$2,890

     DDR initial cash sources are expected to be provided as follows (in millions):

DDR common shares from forward equity Transaction	$750
DDR common shares issued to IRRETI shareholders	395
Increase in secured term loan	150
Temporary bridge financing provided through revolving credit facilities, bridge loans and/or preferred operating partnership units	1,595	*

	$2,890

* Amounts are expected to be repaid through asset sales and formation of new joint venture(s).
     The Company announced the formation of a joint venture with TIAA-CREF to purchase a portfolio of 66 community retail centers from the IRRETI portfolio of assets for approximately $3.0 billion of total asset value. An affiliate of TIAA will contribute 85% of the equity in the joint venture, and an affiliate of DDR will contribute 15% of the equity in the joint venture. In addition to its proportionate share of earnings from the joint venture, DDR will be entitled to certain fees for asset management, leasing, property management, development/tenant coordination and acquisitions. DDR will also earn a promoted interest equal to 20% of the cash flow of the joint venture after the partners have received an internal rate of return equal to 10% on their equity investment. The joint venture agreement is subject to certain closing conditions in accordance with the joint venture agreement.
A summary of the financing for the TIAA Joint Venture is summarized as follows (in millions):

Total purchase price	$3,000
Less debt assumed	(286)

Total joint venture cash required at closing	$2,714

     Joint Venture cash sources are expected to be provided as follows (in millions):

Debt financing — 10 years	$740
Debt financing — 5 years	555
Joint Venture revolving credit facility	230
Equity Contributions:
DDR	179
TIAA —CREF	1,010

$2,714

     In addition to the portfolio of operating properties, DDR will acquire a development pipeline of five projects and numerous potential expansion and redevelopment projects. DDR plans to generate additional value by implementing its proactive leasing, development, redevelopment and property management systems. In addition, DDR intends, immediately upon closing, to incorporate the IRRETI assets into its highly successful ancillary income program, which we anticipate will result in additional value creation.
     Completion of the transaction, which is expected to occur in the first quarter of 2007, is subject to approval of the merger agreement by IRRETI shareholders and other customary closing conditions described in the merger agreement. The merger was unanimously approved by DDR’s Board of Directors. The merger was unanimously approved by IRRETI’s Board of Directors, with two related party directors recusing themselves.
Sonae Sierra Brazil BV Sarl:
     In late October 2006, the Company acquired a 50% joint venture interest in Sonae Sierra Brazil, a fully integrated retail real estate company based in Sao Paulo, Brazil. Sonae Sierra Brazil is a subsidiary of Sonae Sierra, an international owner, developer and manager of shopping centers based in Portugal. Sonae Sierra Brazil is the managing partner of a partnership that owns direct and indirect interests in nine retail assets aggregating 3.5 million square feet and a property management company in Sao Paulo, Brazil that oversees the leasing and management operations of the portfolio. Sonae Sierra Brazil owns approximately 93% of the partnership and Enplanta Engenharia (“Enplanta”) owns approximately 7%. The aggregate investment in Sonae Sierra Brazil was approximately $147.5 million.
Coventry II Joint Venture:
     In November 2006, the Coventry II Joint Venture acquired a 50% interest in Marley Creek Square, a 58,000 square foot neighborhood center located in Orland Park, IL at a cost of approximately $12 million. The Company is generally responsible for the day-to-day management of the property. Pursuant to the terms of the joint venture, the Company earns fees for property management plus a promoted interest, along with

Coventry, after return of capital to investors. During 2006, the Coventry II Joint Venture acquired six assets for an aggregate cost of approximately $485 million.
Dispositions:
     In the fourth quarter of 2006, the Company sold five shopping center properties, including two shopping centers that were classified as held for sale at September 30, 2006, aggregating 0.6 million square feet for approximately $47.1 million and recognized a non-FFO gain of approximately $7.9 million.
Expansions:
     During the year ended December 31, 2006, the Company completed eight expansions and redevelopment projects located in Birmingham, Alabama; Lakeland, Florida; Ocala, Florida; Stockbridge, Georgia; Rome, New York; Mooresville, North Carolina; Bayamon, Puerto Rico (Rio Hondo) and Ft. Union, Utah at an aggregate gross cost of $73.4 million. The Company is currently expanding/redeveloping eight shopping centers located in Gadsden, Alabama; Ottumwa, Iowa; Chesterfield, Michigan; Gaylord, Michigan; Hamilton, New Jersey; Olean, New York; Stow, Ohio and Brookfield, Wisconsin at a projected aggregate gross cost of approximately $45.4 million. At December 31, 2006, approximately $12.3 million of costs was incurred in relation to these projects. The Company anticipates commencing construction on twelve additional expansion and redevelopment projects at shopping centers located in Crystal River, Florida; Tallahassee, Florida; Louisville, Kentucky; Gulfport, Mississippi; Huber Heights, Ohio; Amherst, New York; Fayetteville, North Carolina; Allentown, Pennsylvania; Bayamon, Puerto Rico (Plaza Del Sol); Hatillo, Puerto Rico; San Juan, Puerto Rico and McKinney, Texas.
     Six of the Company’s joint ventures are currently expanding/redeveloping their shopping centers located in Phoenix, Arizona; Buena Park, California; Lancaster, California; Benton Harbor, Michigan; Kansas City, Missouri            and Cincinnati, Ohio at a projected gross cost of approximately $554.3 million (which includes the initial acquisition costs for the Coventry II redevelopment projects located in Phoenix, Arizona; Buena Park, California; Benton Harbor, Michigan; Kansas City, Missouri and Cincinnati, Ohio). At December 31, 2006, approximately $432.8 million of costs was incurred in relation to these projects. Three of the Company’s joint ventures anticipate commencing expansion/redevelopment projects at their shopping centers located in Deer Park, Illinois; Macedonia, Ohio and Kirkland, Washington.
Development (Wholly-Owned and Consolidated Joint Ventures):
     As of December 31, 2006, the Company has substantially completed the construction of the Freehold, New Jersey; Apex, North Carolina (Beaver Creek Crossings — Phase I) and Pittsburgh, Pennsylvania shopping centers, at an aggregate gross cost of $156.7 million.
     The Company currently has seven shopping center projects under construction. These projects are located in Miami, Florida; Nampa, Idaho; McHenry, Illinois; Seabrook, New Hampshire; Horseheads, New York; Apex, North Carolina (Beaver Creek Crossings — Phase II) and San Antonio, Texas. These projects are scheduled for completion during 2007 through 2008 at a projected aggregate gross cost of approximately $604.3 million and will create an additional 4 million square feet of gross leasable retail space.
     The Company anticipates commencing construction in 2007 on two additional shopping centers located in Ukiah, California and Homestead, Florida. These projects have an estimated aggregate gross cost of $186.1 million and will create an additional 1.1 million square feet of gross leasable retail space.
     At December 31, 2006, approximately $336.7 million of costs were incurred in relation to the above projects under construction and projects that will be commencing construction.

Development (Joint Ventures):
     Four of the Company’s joint ventures currently have shopping center projects under construction. These projects are located in Bloomfield Hills, Michigan; Merriam, Kansas; Allen, Texas and San Antonio, Texas. These four projects are being developed through the Coventry II program. A significant portion of the project located in San Antonio, Texas was substantially completed during 2005. The remaining three projects are scheduled for completion during 2007 through 2009. These projects have an aggregate gross projected cost of approximately $496.5 million. At December 31, 2006, approximately $147.7 million of costs was incurred in relation to these development projects.
Financing:
     In December 2006, the Company entered into forward sale agreements with three investment banks. Pursuant to the terms of the forward sale agreements, and subject to the Company’s right to elect cash settlement, the Company agreed to sell, upon physical settlement of such forward sale agreements, an aggregate of 11,599,134 of its common shares. The Company intends to use the proceeds it expects to receive upon any physical settlement of the forward sale agreements to fund a portion of its previously announced acquisition of IRRETI. The Company will not receive any proceeds from the sale of its common shares until settlement of the forward sale agreements, which is expected to occur on or before September 2007.
     In anticipation with a joint venture with TIAA-CREF, an affiliate of the Company purchased two interest rate swaption agreements which limit future interest rates on approximately $1.25 billion of forecasted fixed-rate borrowings.
     In October 2006, the Company entered into an aggregate $100 million of interest rate swaps which converted floating-rate debt to a weighted average fixed Libor rate of approximately 5.0%.
     Developers Diversified currently owns and manages over 500 retail operating and development properties in 44 states, plus Puerto Rico and Brazil, totaling 118 million square feet. Developers Diversified Realty is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.
     A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle M. Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http://www.ddr.com.
     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant, constructing properties or expansions that produce a desired yield on investment or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of

December 31, 2005. In addition, there are risks and uncertainties related to the proposed merger with IRRETI, including approval of the transaction by the shareholders of IRRETI, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets and the effects of general and local economic and real estate conditions.
Additional Information and Where to Find It
     This press release does not constitute an offer of any securities for sale. In connection with the proposed transaction, Developers Diversified and IRRETI expect to file a proxy statement/ prospectus as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about Developers Diversified and IRRETI and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by Developers Diversified and IRRETI with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from Developers Diversified and IRRETI by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, Illinois 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.
     Developers Diversified and IRRETI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IRRETI in connection with the merger. Information about Developers Diversified and its directors and executive officers, and their ownership of Developers Diversified securities, is set forth in the proxy statement for the 2006 Annual Meeting of Shareholder of Developers Diversified, which was filed with the SEC on April 3, 2006. Information about IRRETI and its directors and executive officers, and their ownership of IRRETI securities, is set forth in the proxy statement for the 2006 Annual Meeting of Shareholder of IRRETI, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available. As a result of this transaction, IRRETI does not intend to hold an annual shareholder meeting and instead will hold a special meeting to vote on the proposed merger.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2006	2005	2006	2005
Revenues:
Minimum rents (A)	$141,587	$136,327	$563,611	$506,221
Percentage and overage rents (A)	5,656	5,278	11,294	9,965
Recoveries from tenants	46,450	42,887	177,665	156,793
Ancillary and other property income	6,114	3,854	21,048	14,425
Management, development and other fee income	8,973	6,970	30,294	22,859
Other (B)	5,632	1,174	14,186	9,300

	214,412	196,490	818,098	719,563

Expenses:
Operating and maintenance	31,185	28,106	113,468	97,599
Real estate taxes	24,898	23,080	95,620	84,756
General and administrative (C)	14,874	13,860	60,679	54,048
Depreciation and amortization	49,429	47,443	192,219	163,341

	120,386	112,489	461,986	399,744

Other income (expense):
Interest income	1,526	3,686	9,113	10,078
Interest expense	(57,266)	(50,535)	(221,525)	(181,040)
Other expense (D)	(909)	(7)	(446)	(2,532)

	(56,649)	(46,856)	(212,858)	(173,494)

Income before equity in net income of joint ventures, minority equity interests, income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on disposition of real estate	37,377	37,145	143,254	146,325
Equity in net income of joint ventures (E)	7,381	8,890	30,337	34,873
Minority equity interests (F)	(1,949)	(2,677)	(8,453)	(7,881)
Income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes (G)	(165)	213	2,481	(342)

Income from continuing operations	42,644	43,571	167,619	172,975
Income from discontinued operations (H)	8,446	3,216	13,622	21,528

Income before gain on disposition of real estate	51,090	46,787	181,241	194,503
Gain on disposition of real estate, net of tax	10,899	2,075	72,023	88,140

Net income	$61,989	$48,862	$253,264	$282,643

Net income, applicable to common shareholders	$48,197	$35,070	$198,095	$227,474

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$48,197	$35,070	$198,095	$227,474
Depreciation and amortization of real estate investments	47,377	46,610	185,449	169,117
Equity in net income of joint ventures (E)	(7,381)	(8,890)	(30,337)	(34,873)
Joint ventures’ FFO (E)	11,510	11,864	44,473	49,302
Minority equity interests (OP Units) (F)	515	729	2,116	2,916
Gain on disposition of depreciable real estate, net	(10,118)	(3,671)	(21,987)	(58,834)

FFO available to common shareholders	90,100	81,712	377,809	355,102
Preferred dividends	13,792	13,792	55,169	55,169

FFO	$103,892	$95,504	$432,978	$410,271

Per share data:
Earnings per common share
Basic	$0.44	$0.32	$1.82	$2.10

Diluted	$0.44	$0.32	$1.81	$2.08

Dividends Declared	$0.59	$0.54	$2.36	$2.16

Funds From Operations — Basic (I)	$0.82	$0.74	$3.43	$3.23

Funds From Operations — Diluted (I)	$0.82	$0.74	$3.41	$3.21

Basic — average shares outstanding (I)	108,638	108,523	109,002	108,310

Diluted — average shares outstanding (I)	109,308	109,168	109,613	109,142

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(A)	Increases in base and percentage rental revenues for the year ended December 31, 2006 as compared to 2005, aggregated $57.0 million consisting of $12.5 million related to leasing of core portfolio properties which includes an increase from the assets located in Puerto Rico for a comparable eleven months of ownership (an increase of 2.7% from 2005), $47.4 million from the acquisition of assets, $3.5 million related to developments and redevelopments and $4.3 million due to the consolidation of a joint venture asset. These amounts were offset by a decrease of $1.4 million primarily related to one business center under redevelopment and $9.3 million due to the disposition of properties in 2006 and 2005 to joint ventures. Included in the rental revenues for the year ended December 31, 2006 and 2005 is approximately $16.0 million and $14.4 million, respectively, of revenue resulting from the recognition of straight line rents.
(B)	Other income for the three-month periods and year ended December 31, 2006 and 2005 was comprised of the following (in millions):

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2006	2005	2006	2005
Lease termination fees	$5.6	$0.8	$13.3	$5.9
Financing fees	—	0.1	0.4	2.4
Other miscellaneous	—	0.3	0.5	1.0

	$5.6	$1.2	$14.2	$9.3

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the year ended December 31, 2006 and 2005, general and administrative expenses were approximately 4.8% and 4.6%, respectively, of total revenues, including joint venture revenues, respectively.
(D)	Other expense is comprised of litigation settlements or costs and abandoned acquisition and development project costs.
(E)	The following is a summary of the combined operating results relating to the Company’s joint ventures:

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2006	2005	2006	2005
Revenues from operations (a)	$123,244	$109,779	$430,877	$417,434

Operating expense	45,308	41,218	146,631	147,983
Depreciation and amortization of real estate investments	22,357	21,302	81,618	82,753
Interest expense	35,697	30,177	129,708	113,466

	103,362	92,697	357,957	344,202

Income from operations before tax expense, gain on disposition of real estate and discontinued operations	19,882	17,082	72,920	73,232
Tax expense	(1,176)	—	(1,176)	—
Gain on disposition of real estate	161	60	398	858
(Loss) income from discontinued operations, net of tax	(503)	(660)	139	(486)
Gain on disposition of discontinued operations, net of tax	433	13,527	20,343	48,982

Net income	$18,797	$30,009	$92,624	$122,586

DDR Ownership interests (b)	$6,171	$8,775	$28,530	$36,828

FFO from joint ventures are summarized as follows:
Net income	$18,797	$30,009	$92,624	$122,586
Gain on disposition of real estate, including discontinued operations	(576)	(6,287)	(22,013)	(19,014)
Depreciation and amortization of real estate investments	22,507	22,029	83,017	87,508

	$40,728	$45,751	153,628	$191,080

DDR Ownership interests (b)	$11,510	$11,864	$44,473	$49,302

DDR Partnership distributions received, net (c)	$25,240	$12,927	$74,090	$126,647

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(a)	Revenues for the three-month periods ended December 31, 2006 and 2005 included approximately $1.3 million and $1.1 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.2 million and $0.1 million, respectively. Revenues for the year ended December 31, 2006 and 2005 included approximately $5.1 million and $6.6 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.9 million and $1.1 million, respectively.
(b)	The Company’s share of joint venture net income was increased by $1.2 million for the three-month period ended December 31, 2006, and $1.6 million for the year ended December 31, 2006 and decreased by $2.1 million for the year ended December 31, 2005. These adjustments reflect basis differences impacting amortization and depreciation and gain on dispositions.
Included in gain on disposition of discontinued operations for the year ended December 31, 2006 is the sale of the joint venture asset in Killdeer, Illinois. DDR received promoted income of approximately $5.5 million which is included in FFO as “DDR ownership interests.”
At December 31, 2006 and 2005, the Company owned joint venture interests, excluding consolidated joint ventures, relating to 117 and 110 shopping center properties, respectively. In addition, at December 31, 2006, the Company owned, through a Coventry II Joint Venture, a 20% interest in 50 shopping center sites formerly owned by Service Merchandise. At December 31, 2005, the Company, through the KLA/SM joint venture, owned an approximate 25% interest in 55 shopping center sites formerly owned by Service Merchandise.
(c)	Distributions include funds received from asset sales and refinancings in addition to ongoing operating distributions.
(F) Minority equity interests are comprised of the following:

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2006	2005	2006	2005
Minority interests	$1,434	$1,948	$6,337	$4,965
Operating partnership units	515	729	2,116	2,916

	$1,949	$2,677	$8,453	$7,881

(G)	Interest costs within taxable REIT subsidiaries are subject to certain limitations based upon taxable income as required under Internal Revenue Code Section 163(j). The 2006 income tax benefit primarily is attributable to the Company’s ability to deduct previously incurred intercompany interest costs due to the increased gain on dispositions.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(H)	The operating results relating to assets classified as discontinued operations are summarized as follows:

	Three-month Period		Year Ended
	Ended December 31,		December 31,
	2006	2005	2006	2005
Revenues	$1,160	$2,206	$6,627	$29,008

Expenses:
Operating	269	892	1,406	10,926
Impairment charge	—	—	—	642
Interest, net	194	349	1,342	5,152
Depreciation	133	437	1,308	7,360
Minority interests	—	3	—	67

Total expenses	596	1,681	4,056	24,147

Income before gain on disposition of real estate	564	525	2,571	4,861
Gain on disposition of real estate	7,882	2,691	11,051	16,667

Net income	$8,446	$3,216	$13,622	$21,528

(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion of approximately 0.9 million and 1.3 million of Operating Partnership Units (OP Units) outstanding at December 31, 2006 and 2005, respectively, into 0.9 million and 1.3 million common shares of the Company for the three-month periods ended December 31, 2006 and 2005, respectively, and 1.0 million and 1.3 million for the years ended December 31, 2006 and 2005, respectively, on a weighted average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO, were approximately 110.4 million and 110.8 million for the three-month periods ended December 31, 2006 and 2005, respectively, and 110.8 million and 110.7 million for the years ended December 31, 2006 and 2005, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data:

	December 31, 2006 (A)	December 31, 2005 (A)
Assets:
Real estate and rental property:
Land	$1,768,702	$1,721,321
Buildings	5,023,665	4,806,373
Fixtures and tenant improvements	196,275	152,958
Construction in progress	453,493	348,685

	7,442,135	7,029,337
Less accumulated depreciation	(861,266)	(692,823)

Real estate, net	6,580,869	6,336,514

Cash	28,378	30,655
Investments in and advances to joint ventures (B)	291,685	275,136
Notes receivable	18,161	24,996
Receivables, including straight line rent, net	152,161	112,464
Assets held for sale	5,324	—
Other assets, net	103,175	83,212

	$7,179,753	$6,862,977

Liabilities:
Indebtedness:
Revolving credit facilities	$297,500	$150,000
Variable rate unsecured term debt	—	200,000
Unsecured debt	2,218,020	1,966,268
Mortgage and other secured debt	1,733,292	1,574,733

	4,248,812	3,891,001
Dividends payable	71,269	65,799
Other liabilities	241,556	204,447

	4,561,637	4,161,247
Minority interests	121,933	131,449
Shareholders’ equity	2,496,183	2,570,281

	$7,179,753	$6,862,977

(A)	Amounts include the consolidation of Mervyns, a 50% owned joint venture, formed in September 2005, which includes $405.8 million and $394.7 million of real estate assets at December 31, 2006 and 2005, respectively, $258.5 million of mortgage debt at December 31, 2006 and 2005, and $77.6 million and $75.1 million of minority interests at December 31, 2006 and 2005, respectively.
(B)	Includes $91.6 million of advances to the Service Merchandise Joint Venture at December 31, 2005 that was repaid in connection with the acquisition of our partners’ interest in August 2006.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	December 31, 2006	December 31, 2005
Land	$933,916	$894,477
Buildings	2,788,863	2,480,025
Fixtures and tenant improvements	59,166	58,060
Construction in progress	157,762	37,550

	3,939,707	3,470,112
Accumulated depreciation	(247,012)	(195,708)

Real estate, net	3,692,695	3,274,404
Receivables, including straight line rent, net	75,024	76,744
Leasehold interests	15,195	23,297
Other assets	132,984	109,490

	$3,915,898	$3,483,935

Mortgage debt (a)	$2,495,080	$2,173,401
Notes and accrued interest payable to DDR	4,960	108,020
Other liabilities	94,648	78,406

	2,594,688	2,359,827
Accumulated equity	1,321,210	1,124,108

	$3,915,898	$3,483,935

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $525.6 million and $510.5 million at December 31, 2006 and 2005, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Year Ended December 31
	2006	2005	2004	2003	2002
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$198,095	$227,474	$219,056	$189,056 (6)	$69,368 (6)
Depreciation and Amortization of Real Estate Investments	$185,449	$169,117	$130,537	$93,173	$76,462
Equity in Net Income From Joint Ventures	($30,337)	($34,873)	($40,896)	($52,917)	($32,769)
Joint Venture Funds From Operations	$44,473	$49,302	$46,209	$47,942	$44,473
Operating Partnership Minority Interest Expense	$2,116	$2,916	$2,607	$1,770	$1,450
Cumulative Effect & Extraordinary Charges	$0	$0	$3,001	$0	$0
Gain on Sales of Real Estate	($21,987)	($58,834)	($68,179)	($67,352)	($4,276)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$377,809	$355,102	$292,335	$211,672	$154,709
PREFERRED DIVIDENDS	$55,169	$55,169	$50,706	$51,204 (6)	$32,602 (6)

FUNDS FROM OPERATIONS	$432,978	$410,271	$343,041	$262,877	$187,311

PER SHARE INFORMATION:
Funds From Operations — Diluted	$3.41	$3.21	$2.95	$2.51	$2.35
Net Income — Diluted	$1.81	$2.08	$2.24	$2.27	$1.07
Cash Dividends	$2.36	$2.16	$1.94	$1.69	$1.52

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	110,826	110,700	99,147	84,319	65,910

TOTAL MARKET CAPITALIZATION (1)	$11,869,415	$9,781,900	$8,276,943	$5,551,748	$3,460,243
DEBT TO TOTAL MARKET CAPITALIZATION (1)	35.80%	39.77%	32.82%	37.42%	43.10%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	54.55%	52.86%	45.58%	48.68%	48.26%
DIVIDEND PAYOUT RATIO (1)	68.84%	66.98%	67.28%	66.03%	62.73%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.80%	4.55%	4.94%	5.35%	4.80%

GENERAL AND ADMINISTRATIVE EXPENSES	$60,679	$54,048	$47,126	$40,820	$29,392

REVENUES:
DDR Revenues	$824,725	$748,571	$605,246	$478,696	$360,778
Joint Venture Revenues	$438,885	$438,103	$348,740	$284,158	$251,905

TOTAL REVENUES (3)	$1,263,610	$1,186,675	$953,987	$762,853	$612,683

NET OPERATING INCOME:
DDR Net Operating Income	$615,007	$555,291	$453,501	$356,348	$272,764
Joint Venture Net Operating Income	$288,699	$280,617	$228,358	$184,927	$167,573

TOTAL NET OPERATING INCOME (4)	$903,706	$835,907	$681,859	$541,274	$440,337

REAL ESTATE AT COST:
DDR Real Estate at Cost	$7,450,693	$7,029,337	$5,603,424	$3,884,911	$2,804,056
Joint Venture Real Estate at Cost	$3,939,707	$3,470,112	$3,165,335	$2,275,216	$1,785,165

TOTAL REAL ESTATE AT COST (5)	$11,390,400	$10,499,449	$8,768,759	$6,160,127	$4,589,221

(1)	See Market Capitalization and Financial Ratio section for detail calculation.

(2)	The calculation includes joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes construction in progress (CIP) at December 31, 2006 of $611.2 million (includes $157.7 million of CIP included in joint ventures, of which $31.0 million represents the Company’s proportionate share), and at December 31, 2005, 2004, 2003, 2002 CIP aggregated $386.2 million, $271.0 million $290.7 million and $237.8 million, respectively.

(6)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the year ended December 31, 2003 and $5,543,734 for the year ended December 31, 2002 pursuant to EITF topic NO. D-42.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
MARKET CAPITALIZATION & FINANCIAL RATIOS

	Year Ended December 31
	2006	2005	2004	2003	2002
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$4,248,812	$3,890,709	$2,716,426	$2,077,558	$1,491,481
Total Market Capitalization *	$11,869,415	$9,781,900	$8,276,943	$5,551,748	$3,460,243

	35.80%	39.77%	32.82%	37.42%	43.10%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	54.55%	52.86%	45.58%	48.68%	48.26%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$4,774,407	$4,401,169	$3,137,184	$2,446,026	$1,878,575
Total Market Capitalization *	$12,395,010	$10,292,361	$8,697,701	$5,920,216	$3,847,336

	38.52%	42.76%	36.07%	41.32%	48.83%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	57.59%	55.84%	49.27%	53.79%	54.20%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$207,570	$182,365	$130,447	$90,162	$77,208
FFO Before Interest and Preferred Dividends *	$640,548	$592,636	$473,488	$353,039	$282,856

	3.09	3.25	3.63	3.92	3.66

DEBT SERVICE COVERAGE RATIO:
Debt Service * (1)	$239,596	$215,519	$152,927	$101,890	$83,958
FFO Before Interest and Preferred Dividends *	$640,548	$592,636	$473,488	$353,039	$282,856

	2.67	2.75	3.10	3.46	3.37

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges (1)	$294,765	$270,688	$203,633	$142,385	$129,353
FFO Before Interest and Preferred Dividends *	$640,548	$592,636	$473,488	$353,039	$282,856

	2.17	2.19	2.33	2.48	2.19

DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$260,069	$237,856	$196,685	$146,846	$100,531
Funds From Operations exclusive of charge associated with preferred stock redemption	$377,809	$355,102	$292,335	$222,382	$160,253

	0.69	0.67	0.67	0.66	0.63

*	See Attached for Detail Calculation

(1)	Amounts have been adjusted to eliminate interest and debt service costs of joint venture consolidations due to FIN 46 as FFO does not include the joint venture Partners’ proportionate share.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

	Year Ended December 31
	2006		2005		2004	2003	2002
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	108,986		108,948		108,083	86,425	66,609
Operating Partnership Units Outstanding	872		1,350		1,350	1,129	911

Total	109,859		110,298		109,432	87,554	67,520
Share Price	$62.95		$47.02		$44.37	$33.57	$21.99

Market Value of Common Shares	$6,915,603		$5,186,192		$4,855,516	$2,939,190	$1,484,762

Preferred Shares at Book Value	$705,000		$705,000		$705,000	$535,000	$304,000
Preferred Units and Warrant	$0		$0		$0	$0	$180,000
Total Debt	$4,248,812	(1)	$3,890,709	(1)	$2,716,426	$2,077,558	$1,491,481

TOTAL MARKET CAPITALIZATION	$11,869,415		$9,781,900		$8,276,943	$5,551,748	$3,460,243

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	108,986		108,948		108,083	86,425	66,609
Operating Partnership Units Outstanding	872		1,350		1,350	1,129	911

Total	109,859		110,298		109,432	87,554	67,520
Share Price	$62.95		$47.02		$44.37	$33.57	$21.99

Market Value of Common Shares	$6,915,603		$5,186,192		$4,855,516	$2,939,190	$1,484,762

Preferred Shares at Book Value	$705,000		$705,000		$705,000	$535,000	$304,000
Preferred Units and Warrant	$0		$0		$0	$0	$180,000
Total Debt	$4,248,812	(1)	$3,890,709	(1)	$2,716,426	$2,077,558	$1,491,481
Proportionate Share of JV Debt	$525,595		$510,460		$420,758	$368,468	$387,094

TOTAL MARKET CAPITALIZATION	$12,395,010		$10,292,361		$8,697,701	$5,920,216	$3,847,336

(1)	Includes $275.2 million of consolidated joint venture debt at December 31, 2006 (of which $134.8 million represents the joint venture partners’ share) and $280.5 million at December 31, 2005.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

	Year Ended December 31
	2006	2005	2004	2003	2002
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$7,450,693	$7,029,337	$5,603,424	$3,884,911	$2,804,056
Cash and Cash Equivalents	$28,378	$30,655	$49,871	$111,033	$16,371
Notes Receivable	$18,161	$24,996	$17,823	$9,813	$11,662
Investments and Advances in Joint Ventures	$291,685	$275,136	$288,020	$262,072	$258,611

	$7,788,917	$7,360,124	$5,959,138	$4,267,829	$3,090,699

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$7,450,693	$7,029,337	$5,603,424	$3,884,911	$2,804,056
Notes Receivable or Proportionate Share Thereof	$35,443	$116,212	$44,536	$41,018	$50,521
Proportionate Share of JV Undepreciated Real Estate Assets	$804,738	$736,109	$719,619	$621,113	$611,224

	$8,290,874	$7,881,658	$6,367,578	$4,547,043	$3,465,801

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$377,809	$355,102	$292,335	$211,672	$154,709
Interest Expense	$222,867	$186,196	$130,447	$90,162	$77,208
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($15,297)	($3,830)	$0	$0	$0
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$55,169	$55,169	$50,706	$51,204	$50,939

	$640,548	$592,636	$473,488	$353,039	$282,856

DEBT SERVICE
Interest Expense	$222,867	$186,196	$130,447	$90,162	$77,208
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($15,297)	($3,830)	$0	$0	$0
Recurring Principal Amortization	$32,026	$33,154	$22,480	$11,728	$6,750

	$239,596	$215,519	$152,927	$101,890	$83,958

FIXED CHARGES
Debt Service	$239,596	$215,519	$152,927	$101,890	$83,958
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash	$55,169	$55,169	$50,706	$40,494	$45,395

D-42 dividend.	$294,765	$270,688	$203,633	$142,385	$129,353

Market Capitalization and Financial Ratios 2.2

$11.9 Billion Total Capitalization as of December 31, 2006 Common Shares Equity (2) $6,915.6 57% Perpetual Preferred Stock $705.0 6% Fixed Rate Unsecured Debt $2,158.1 18% Floating Rate Unsecured Debt $60.0 1% Construction Finance $78.0 1% Variable Rate Revolving Credit and Term Debt $197.5 2% Mortgage Debt (3) $1,255.3 11% (1) Figures in millions unless otherwise noted. (2) Market Value ($62.95 per share as of December 31, 2006) includes operating partnership units equivalent to approximately 0.9 million of the Company's Common shares. (3) Does not include proportionate share of joint venture debt aggregating $525.6 million. However it does include 100% of consolidated joint venture debt, primarily Mervyns, of which $134.8 million is the joint venture partners' share. Fixed Rate, Revolving Credit and Term Debt $500.0 4%

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.
•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company. At December 31, 2005, the Company estimated the value of the unleased outparcels and expansion pads at approximately $58 million.
•	Construction in progress includes shopping center developments and significant expansions and re-developments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.
•	For the years ended December 31, 2006, 2005, 2004, 2003, and 2002, the Company capitalized interest of $20.1 million, $12.5 million, $10.0 million, $11.4 million and $9.5 million, respectively.
•	In addition, the Company capitalized certain construction administration costs of $10.1 million for the year ended December 31, 2006 and $6.2 million, $5.5 million, $5.1 million and $4.5 million for the years ended December 31, 2005, 2004, 2003 and 2002, respectively.
•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Year Ended
	December 31,
	2006	2005
Total Revenues DDR	$818,098	$719,563
Total Revenues DDR Combined Joint Ventures	430,877	417,434
Operating and Maintenance — DDR	(113,468)	(97,599)
Real Estate Taxes — DDR	(95,620)	(84,756)
Operating and Maintenance and Real Estate Taxes — DDR Combined Joint Ventures	(146,631)	(147,983)

Combined NOI	$893,256	$806,659

Total Same Store NOI	$691,168	$671,176	3.0%
Property NOI from other operating segments	202,088	135,483

Combined NOI	$893,256	$806,659

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation

Reconciliation of Funds From Operations (FFO):

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2006	2005	2006	2005
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$48,197	$35,070	$198,095	$227,474
Depreciation and Amortization of Real Estate Investments	47,377	46,610	185,449	169,117
Equity in Net Income From Joint Ventures	(7,381)	(8,890)	(30,337)	(34,873)
Joint Venture Funds From Operations	11,510	11,864	44,473	49,302
Minority Equity Interests (OP Units)	515	729	2,116	2,916
Gain on Sales of Real Estate	(10,118)	(3,671)	(21,987)	(58,834)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$90,100	$81,712	$377,809	$355,102

Preferred dividend charges	13,792	13,792	55,169	55,169

ADJUSTED FUNDS FROM OPERATIONS	$103,892	$95,504	$432,978	$410,271

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2006	2005	2006	2005	Income Statement Caption
Transactional Income Included in FFO Consolidated
Merchant Building Gains, Net	$727	$1,073	$46,306	$40,780	Gain on Sales of Real Estate
Land Sale Gains	7,936	22	14,781	5,193	Gain on Sales of Real Estate

	$8,663	$1,095	$61,087	$45,973

Transactional Income NOT Included in FFO Consolidated
Gain on Sales	$2,236	$980	$10,936	$42,167	Gain on Sales of Real Estate
Gain on Sales from Discontinued Operations	7,882	2,691	11,051	16,667	Gain on Sales of Discontinued Operations

	$10,118	$3,671	$21,987	$58,834	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net	$727	$1,073	$46,306	$40,780
Land Sale Gains	7,936	22	14,781	5,193
Gain on Sales	2,236	980	10,936	42,167

	$10,899	$2,075	$72,023	$88,140	Consolidated Income Statement

Gain on Sales of Real Estate From Discontinued Operations
Gain on Sales from Discontinued Operations	$7,882	$2,691	$11,051	$16,667	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2006	2005	2006	2005	Income Statement Caption
Transactional Income Included in FFO
Joint Ventures
Gain (Loss) on Sales from Discontinued Operations	$14	$7,300	$(1,483)	$30,826	Gain (Loss) on Sales of Real Estate
Land Sales Gains	3	—	210	—	Gain on Sales of Real Estate

	$17	$7,300	$(1,273)	$30,826

DDR’s Proportionate Share	4	2,359	(338)	7,571
Promoted Income (a)	—	—	5,483	—

DDR’s Proportionate Share	$4	$2,359	$5,145	$7,571

Transactional Income NOT Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$418	$6,227	$21,825	$18,156	Gain on Sales of Real Estate
Other Gains on Sales	158	60	188	858	Gain on Sales of Real Estate

	$576	$6,287	$22,013	$19,014	FFO Reconciliation

DDR’s Proportionate Share	$320	$1,691	$3,349	$6,301

Gain on Sales of Real Estate
Land Sales Gains	$3	$—	$210	$—
Other Gains on Sales	158	60	188	858

	$161	$60	$398	$858	Gain on Sales of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
Gain (Loss) on Sales from Discontinued Operations Included in FFO	$14	$7,300	$(1,483)	$30,826
Gain on Sales from Discontinued Operations NOT Included in FFO	418	6,227	21,825	18,156

	$432	$13,527	$20,342	$48,982	Gain on Sales of Discontinued Operations

(a)	Included in gain on disposition of discontinued operations for the year ended December 31, 2006 is the sale of the joint venture asset in Killdeer, Illinois.

DDR received promoted income of approximately $5.5 million which is included in DDR’s proportionate share
Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Summary of Wholly Owned and Consolidated Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Year Ended December 31, 2006

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31		December 31,		December 31,		December 31,		December 31,
	2006		2005		2004		2003		2002
Acquisitions/Transfers	$370.2	(1)	$1,610.8	(4)	$2,170.8	(7)	$1,363.6	(9)	$298.6	(11)
Completed Expansions	73.1		41.6		25.2		26.8		8.0
Developments & Construction in Progress	246.0		246.1		203.8		104.6		66.4
Tenant Improvements & Building Renovations	11.7	(2)	7.5		6.6		6.3		7.3
Furniture Fixtures & Equipment	10.2		10.7	(5)	1.3		1.9		2.3

	711.2		1,916.7		2,407.7		1,503.2		$382.6
Less: Real Estate Sales & Joint Venture Transfers	(289.8	)(3)	(490.8	)(6)	(689.2	)(8)	(422.4	)(10)	($72.2	)(12)

Total DDR Net Additions (Millions)	$421.4		$1,425.9		$1,718.5		$1,080.8		$310.4

(1)	Includes transfer to DDR from joint venture of the Service Merchandise portfolio and Salisbury, MD shopping center, aggregating $111.9 and $4.0 million, respectively, the consolidation of joint venture assets for a shopping center located in Phoenix, AZ aggregating $41.4 million pursuant to EITF 04 05 and the redemption of OP units and other acquisition costs aggregating $13.2 million.

(2)	The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $13.0 million associated with its wholly owned and consolidated portfolio during 2007.

(3)	In addition to the asset sales which had an aggregate cost of $73.1, this balance includes the sale of the Service Merchandise Portfolio to Coventry II which had an aggregate cost of $112.6, the sale to Macquarie DDR Trust joint venture of seven assets with an aggregate cost of $80.5 million, plus four earnout parcels with an aggregate cost of $12.5 million, and the sale of several land parcels and outparcels.

(4)	Includes the acquisition of the Caribbean Property Group portfolio and the Mervyn’s portfolio aggregating $1,160.1 million and $409.1 million, respectively, the transfer to DDR from joint ventures of the Dublin, OH shopping center, which has an aggregate cost of $36.2 million and a $5.4 million basis adjustment to the Benderson acquisition relating to master lease adjustments.

(5)	The large increase in FF& E in 2005 is primarily attributed to certain IT projects, expansion of corporate headquarters, and fractional ownership interest in corporate jets.

(6)	In addition to the asset sales which had an aggregate cost of $219.1 million, this balance includes the transfer of twelve assets with an aggregate cost of $258.6 million to the Macquarie DDR Trust joint venture and the sale of several outparcels.

(7)	Includes the acquisition of the Benderson portfolio aggregating $2,014.4 million, the consolidation of certain joint venture assets aggregating $37.9 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(8)	In addition to the asset sales which had an aggregate cost of $62.8 million, this balance includes the sale of several land parcels with an aggregate cost of $41.1 million. This balance also includes the transfer of twelve assets with an aggregate cost of $258.3 million to the Macquarie DDR Trust joint venture, the transfer of twelve assets with an aggregate cost of $124.0 to the DPG Realty Holdings joint venture and the transfer of thirteen assets with an aggregate cost of $203.2 to the DDR Markaz II joint venture.

(9)	Includes the merger of JDN which had an aggregate value of $1,064.0, the acquisition of a shopping center in Broomfield, CO aggregating $55.5, and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers aggregating $125.9, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.

(10)	In addition to asset sales which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of six assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Canton, OH, North Olmsted, OH, Independence, MO and St. Paul, MN.

(11)	Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.

(12)	Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.
Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Wholly Owned and Consolidated Acquisitions
for the Year Ended December 31, 2006

			Cost	Acquisition
Property Location	GLA	(1)	(Millions)	Date	Major Tenants
Pasadena, CA	556,961		$151.0	01/13/06	Macy’s, Pacific Theatres, Gelson’s Market, DSW Show Warehouse, Loehmann’s, Equinox

San Diego, CA (College)	73,872		$11.1	01/31/06	Mervyn’s

Phoenix, AR (Deer Valley)	453,815		$37.6	04/21/06	Target, AMC Theatre, Ross Dress for Less, PetsMart, Michael’s, OfficeMax

Total	1,084,648		$199.7

(1)	GLA may include property managed, but not owned.
Wholly Owned and Consolidated Dispositions
for the Year Ended December 31, 2006

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date
Ft. Oglethorpe, GA	176,903	$7.7	9/6/2006
Cartersville, GA	112,240	$11.0	10/3/2006
Canton, GA	127,853	$11.0	11/1/2006
Harrisburg, IL	167,074	$5.6	11/17/2006
Waynesville, NC	193,457	$10.8	12/8/2006
Amherst, NY	55,745	$9.7	12/20/2006
Freehold, NJ	302,920	$18.0	12/21/2006
Niagara Falls, NY	110,668	$13.0	12/22/2006

Total	1,246,860	$86.8

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Year Ended December 31, 2006

Projects Completed

Birmingham, AL	Construction of a 8,000 sf free standing outparcel and re-tenanting the former Winn Dixie building with Dick’s (opened 10/06).

Lakeland, FL	Construction of a 77,557 sf Bealls Department Store (opened 7/06).

Ocala, FL	Recaptured the Winn Dixie and expanded the space by 6,000 sf for Hobby Lobby (opened 2/06).

Stockbridge, GA	Redemised space to accommodate a Northern Tool (opened 10/05), Farmer’s Furniture (opened 3/06) and a Goodwill Store (opened 7/06).

Rome, NY	Expansion of the shopping center to accommodate a new Marshall’s (opened 3/06).

Mooresville, NC	Construction of a Gander Mountain (opened 6/06) and relocation of Rugged Warehouse (opened 7/05).

Bayamon, PR (Rio Hondo)	Expansion of the shopping center to construct a Super Marshall’s (opened 11/05), a Comp USA in the former Marshall’s space (opened 6/06), and 19,800 sf of small shops and a freestanding outparcel.

Ft. Union, UT	Demise of former Mervyns to accommodate 30,548 sf Ross Dress for Less (opened 10/06), 16,975 sf DSW (opened 11/06), 23,400 sf Michael’s and retail shops.

Total Gross Cost (Millions)	$73.4

Total Net Cost (Millions)	$73.1

Projects in Progress

Gadsden, AL	Break-up of 64,400 sf building to create a Fred’s, Burke’s Outlet (both opened prior to 2006) and another junior anchor.

Ottumwa, IA	Recaptured Wal-Mart and release to Goody’s (opened 9/04), Dollar Tree (opened 8/05) and 35,422 sf of additional junior anchor stores.

Chesterfield, MI	Sportsman Warehouse, 25,400 sf of small shop retail and additional retail space to be announced.

Gaylord, MI	Recaptured Wal-Mart and release to Big Lots (opened 10/04), Dunhams (opened 5/05) and 39,767 sf of additional junior anchor stores.

Hamilton, NJ	Expansion of the shopping center to construct a 18,000 sf Old Navy and 4,500 sf Bombay Company.

Olean, NY	Relocate two tenants to accommodate Wal-Mart expansion to a Supercenter.

Stow, OH	Recapture 116,000 sf K-Mart and release to junior anchor stores. Create outparcels.

Brookfield, WI	Construction of 15,000 sf free standing building for Potbelly, Caribou Coffee (opened 12/06) and other retail shops.

Total Gross Cost (Millions)	$45.4

Total Net Cost (Millions)	$42.6

Projects to Commence Construction

Crystal River, FL	Construct 9,000 sf Dollar General and 15,000 sf of shops.

Tallahassee, FL	Construction of a 20,929 sf Office Depot in the former Lowe’s Home Improvement Space.

Louisville, KY	Construct a 6,000 sf free standing building for retail shops.

Gulfport, MS	Construct retail shops and restaurants on a 4.37 acre outparcel.

Huber Hts., OH	Expansion of the shopping center to construct a 45,000 sf junior anchor.

Amherst, NY	Construct 5,300 sf free standing building for retail shops.

Fayetteville, NC	Reconfigure 18,000 sf of in-line space. Construct multi-tenant outparcel building.

Allentown, PA	Construction of 20,000 sf multi-tenant building on remaining outparcel.

Bayamon, PR (Plaza Del Sol)	144,000 sf expansion of the mall to accommodate two junior anchors and additional shop space.

Hatillo, PR	Expansion of the shopping center to accommodate a 21,000 sf junior anchor.

San Juan, PR	Redemise shop space and construct a food court.

McKinney, TX	Construction of 87,757 sf retail shops and outparcels.
Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Summary of Wholly Owned and Consolidated Development Projects
for the Year Ended December 31, 2006

						Substantial
			Gross Cost	Net Cost		Completion
	GLA		(Millions)	(Millions)		Date	Description	Major Tenants
Projects Substantially Completed

Freehold, NJ	500,000		$51.4	$30.4		2005 & 2006	Community Center	Wal-Mart (opened 3/06), Sam’s Club (opened 4/06), Chase Manhattan,
								Ocean First Bank, Golden Corral (scheduled to open 2nd quarter 2007)
								and other retail tenants and outparcels to be announced

Apex, NC (Beaver Creek Crossings-Phase I)	347,527		$71.5	$66.9		2006	Community Center	Consolidated Theaters (opened 2nd quarter 2006), Dick’s, Old Navy,
								Justice, Circuit City, TJ Maxx, Long Horn Steakhouse (opened 3rd quarter 2006)
								Borders, Red Robin (opened 4th quarter 2006) and other retail tenants to be announced

Pittsburgh, PA	367,719	(1)	$33.8	$15.7		2006	Community Center	Target (opened 3/06), Sportsmans Warehouse (opened 11/05), Sam’s Club (opened 6/06), PNC
								Bank and Hallmark (opened 3/06) and other retail tenants and restaurants to be announced

Projects in Progress

Miami, FL	633,001		$153.8	$141.9		2006 & 2007	Mixed-Use	Target, Linens’ N Things, Circuit City (opened 12/06), Marshalls, West Elm (scheduled to open 1st quarter 2007)
								PETsMART, Ross Dress for Less, Loehman’s and additional retail space to be announced (scheduled to open 2nd quarter 2007)

Nampa, ID	858,396		$95.0	$93.3		2007 & 2008	Community Center	JC Penney (scheduled to open 4th quarter 2007) and other retail tenants to be announced

McHenry, IL	426,078	(1)	$71.4	$65.0		2007	Community Center	Bed Bath & Beyond, Office Max (opened 4th quarter 2006), Best Buy, PETsMART (scheduled to open 1st quarter 2007),
								Dick’s (scheduled to open 2nd quarter 2007), JC Penney (scheduled to open 4th quarter 2007) and other retail tenants to be announced

Seabrook, NH	456,290	(1)	$61.7	$37.2		2008	Community Center	To be announced

Horseheads, NY	712,697	(1)	$81.8	$53.8		2007 & 2008	Community Center	Kohl’s, Circuit City (scheduled to open 4th quarter 2007), Wal-Mart (scheduled to open
								1st quarter 2008), and additional retail space to be announced

Apex, NC (Beaver Creek Crossings-Phase II)	281,996		$47.2	$38.6		2008	Community Center	To be announced

San Antonio, TX (Stone Oak)	665,229	(1)	$93.4	$84.5	(2)	2007	Community Center/Lifestyle Center	Target, Office Max, Hobby Lobby, DSW, TJ Maxx, World Market, Chico’s, Ann Taylor Loft, Joseph Banks, Coldwater Creek, Talbots, Soma, Cold Stone Creamery, Victoria’s Secret, Chili’s and other tenants to be announced

Projects to Commence Construction

Ukiah, CA	666,616		$102.5	$86.5		2009	Community Center	To be announced

Homestead, FL	399,868	(1)	$83.6	$53.8		2008	Community Center	To be announced

Wholly Owned Development Totals	6,315,417		$947.1	$767.6

(1)	Includes square footage not owned by the company.

(2)	Project cost does not include a $22.4 million payment to DBI to purchase its 50% interest in the project.
Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Wholly Owned and Consolidated Development
Assets Placed in Service as of December 31, 2006

Assets Placed
in Service
Date	(Millions)

As of December 31, 2005	$18.4
1st Quarter 2006	$1.2
2nd Quarter 2006	$17.4
3rd Quarter 2006	$15.9
4th Quarter 2006	$74.5
Projected 2007	$168.5
Thereafter	$471.7

Total	$767.6

Wholly Owned and Consolidated Development
Funding Schedule as of December 31, 2006

Funded as of December 31, 2006	$439.0
Projected Net Funding During 2007	$154.8
Projected Net Funding Thereafter	$173.8

Total	$767.6

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2006
Summary of Consolidated Debt
as of December 31, 2006

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facilities:
$1.2 Billion Revolving Credit Facility		$297,500	(2)	06/10	5.622
$60 Million Revolving Credit Facility		0		06/10	NA
Secured Credit Facility:
$400 Million Term Loan		400,000	(3)	06/08	5.900

Total Term and Credit Facility Debt		697,500

PUBLIC DEBT:
Medium Term Notes	F	99,738	(4)	03/07	7.000
Medium Term Notes	F	10,000		07/07	7.020
Unsecured Notes	F	85,000		08/07	6.950
Medium Term Notes	F	2,000		12/07	6.960
Medium Term Notes	F	99,972		01/08	6.625
Medium Term Notes	F	274,523		01/09	3.875
Medium Term Notes	F	199,741		05/10	5.000
Medium Term Notes	F	299,759		07/10	4.625
Medium Term Notes	F	249,347		04/11	5.250
Convertible Notes	F	250,000	(5)	08/11	3.500
Medium Term Notes	F	348,610		10/12	5.375
Medium Term Notes	F	199,403		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		2,218,095

MORTGAGE DEBT:
Phoenix, AZ (Paradise Valley)	F	16,733	(6)	05/07	7.780
Hamilton, NJ	V	65,000		05/07	6.122
St. Louis, MO (Olympic)	F	2,826		08/07	9.150
Berlin, VT	F	4,940		08/07	9.750
Mt. Laurel, NJ	V	48,000		09/07	6.222
Apex, NC	V	15,573		10/07	6.322
DDR MDT MV, LLC	V	45,923	(7)	10/07	6.042
Tupelo, MS	F	11,166		03/08	4.410
Jacksonville, FL	F	6,407		03/08	4.410
Solon, OH	F	15,467		03/08	4.410
N. Charleston, SC	F	11,074		03/08	4.410
Walker, MI	F	8,146		03/08	4.410
Mt. Pleasant, SC (GS II)	F	7,505		03/08	4.410
Meridian, ID (GS II)	F	24,254		03/08	4.410
Birmingham, AL (GS II)	F	26,267		03/08	4.410
Wilmington, NC (GS II)	F	20,135		03/08	4.410
Durham, NC (GS II)	F	6,864		03/08	4.410
Silver Springs, MD (Tech 29-1)	F	6,552		02/09	7.330
Stone Oak, TX	V	14,447	(8)	02/09	6.572
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2006
Summary of Consolidated Debt
as of December 31, 2006 (con’t)

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
Leawood, KS	F	$49,117		07/09	7.310
Martinsville, VA	F	19,435		12/09	8.460
St. Louis, MO (Keller)	F	1,065		01/10	8.625
Deer Valley — Phoenix, AZ	F	17,181		09/10	8.010
DDR MDT MV, LLC	F	212,550	(7)	10/10	5.211
Big Flats, NY (Big Flats I)	F	8,454		12/10	8.011
Plattsburgh, NY	F	8,253		12/10	8.000
Erie, PA	F	25,027		04/11	6.884
Erie, PA	F	2,889		04/11	6.884
Boardman, OH	F	25,992		04/11	6.884
St. Louis, MO (Sunset)	F	33,695		04/11	6.884
St. Louis, MO (Brentwood)	F	25,027		04/11	6.884
Denver, CO (Centennial)	F	37,544		04/11	6.884
Gates, NY (Westgate)	F	24,454		10/11	7.240
Indian Train, NC (Union TC Ph I)	F	6,830		10/11	7.000
Ashtabula, OH	F	6,801		12/11	7.000
West Pasco, FL	F	4,784		02/12	9.625
Denver, CO (Univ Hills)	F	27,800		06/12	7.300
St. Louis, MO (Gravois)	F	1,243		07/12	8.625
N. Charleston, SC	F	10,458		07/12	7.370
Mooresville, NC	F	23,489		12/12	6.930
Big Flats, NY (Big Flats IV)	F	964		01/13	7.600
Big Flats, NY (Big Flats II & III)	F	3,944		01/13	8.010
Buffalo, NY (Delaware Commons)	F	998		01/13	6.960
Jamestown, NY (Southside Plaza)	F	1,454		04/13	7.590
Victor, NY (Victor Square)	F	6,504		04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	48,127		05/13	6.990
Beachwood, OH	F	3,185		07/13	7.640
W. Long Branch, NJ (Monmouth)	F	12,742		07/13	8.570
Boynton Beach, FL (Meadows Square)	F	3,937		07/13	6.720
Englewood, FL (Rotonda)	F	1,839		07/13	5.800
Reno, NV	V	3,479		02/15	9.000
Olean, NY	F	4,410		07/15	8.995
Mays Landing, NJ (Hamilton)	F	14,078		09/15	4.700
Columbus, OH (Consumer II West)	F	13,522		11/15	10.188
Amherst, NY (Kmart/Blvd Cons. II)	F	11,634		11/15	7.850
Lockport, NY (Walmart/Tops)	F	12,090		01/16	8.000
Merriam, KS (TIF)	F	7,075		02/16	6.900
Rome, NY (Freedom)	F	4,181		09/16	7.850
Medina, NY	F	3,637		11/16	7.660
Amherst, NY (Tops Transit + French)	F	4,910		12/16	7.680
Canandaigua, NY	F	5,364		01/17	6.150
Cheektowaga, NY (Walmart Thruway)	F	4,689		10/17	6.780
Ithaca, NY	F	18,272		01/18	7.050
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2006
Summary of Consolidated Debt
as of December 31, 2006 (con’t)

		Mortgage		Maturity		Interest
		Balance(000’s)		Date		Rate (1)
Amherst, NY (Target/Blvd Cons. II)	F	$12,859		07/18		5.670
Springville, NY	F	5,851		07/18		6.375
Niskayuna, NY (Mohawk)	F	23,715		12/18		5.750
Henderson, TN	F	8,577		01/19		7.660
Spring Hill, FL	F	4,955		09/19		9.750
Alden, NY	F	4,256		10/19		8.100
Cedar Rapids, IA	F	9,406		01/20		9.375
Plainville, CT	F	6,985		04/21		7.125
Allentown, PA	F	17,378		06/21		6.950
Princeton, NJ	F	25,310		03/27		8.262
Bayamon, PR (Rio Hondo)	F	55,802		05/28		7.180
San Juan, PR (Senorial Plaza)	F	14,490		05/28		7.180
Bayamon, PR (Rexville Plaza)	F	8,730		05/28		7.180
Arecibo, PR (Atlantico)	F	14,580		05/28		7.180

Total Mortgage Debt		1,333,292

Total Debt		$4,248,887
Adjustment for Reverse Swap		(75	)(9)

		$4,248,812

Weighted Average – Total				4.56	years	5.7%

Weighted Average – Fixed		$3,798,966		4.88	years	5.6%

Weighted Average – Floating		$449,921		1.88	years	6.2%

Notes:
F — Fixed Rate Debt       V — Variable Rate Debt
1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized 2006 deferred finance cost amortization of approximately $7.75 million, net is offset by approximately $9.1 million of annualized fair market value adjustment in 2006.

2.	The LIBOR rate on $100 million of the $1.2 billion Revolving Credit Facility has been fixed at 4.942% through September 2010 via interest rate swap. The spread on this $100 million borrowing was 0.308 % on December 31, 2006 resulting in a fixed rate of 5.250% on this borrowing.

3.	Secured term loan debt of $200 million has been converted to a fixed rate of 5.99% until June 28, 2010. Secured term loan debt of $100 million has been converted to a fixed rate of 5.78% and $100 million has been converted to a fixed rate of 5.81% until October 18, 2009. The weighted average rate of all traunches, reflecting the rates fixed by interest rate swaps, is 5.90%.

4.	Public debt of $60 million has been converted to a variable rate of 7.174%. The remaining balance of $39.7 million is at the stated fixed rate.

5.	The convertible notes may net share settled with shares of DDR’s common stock once the stock price rises above $65.11 per share, however, this conversion price has been increased to $74.41 per share through the purchase of a convertible note hedge.

6.	The company’s 67% joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts pursuant to EITF 04-05.

7.	The company’s 50% joint venture with DDR Macquarie is consolidated within DDR’s accounts pursuant to FIN 46.

8.	The company’s 50% joint venture with David Berndt Interests is consolidated within DDR’s accounts pursuant to FIN 46.

9.	Offset included in other liabilities.
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2006
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of December 31, 2006
(000’s)

	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	Thereafter	Total
PROPERTY MORTGAGES
Plainville, CT (TIF)											6,985	6,985
Tupelo, MS	313	10,852										11,166
Jacksonville, FL	180	6,227										6,407
Reno, NV	64	67	73	78	84	89	96	103	2,825			3,479
Denver, CO (Univ Hills)	604	650	699	752	809	24,286						27,800
Henderson, TN	426	460	497	536	578	624	674	727	785	847	2,423	8,577
Allentown, PA	714	765	820	879	942	1,009	1,082	1,159	1,242	1,332	7,435	17,378
Erie, PA	314	331	360	386	23,636							25,027
Erie, PA	36	38	41	44	2,731							2,889
Phoenix, AZ (Deer Valley)	217	231	255	16,479								17,181
Martinsville, VA	241	258	18,936									19,435
Boardman, OH	325	343	373	400	24,551							25,992
Solon, OH	434	15,033										15,467
St. Louis, MO (Sunset)	421	444	483	518	31,830							33,695
St. Louis, MO (Brentwood)	314	331	360	386	23,636							25,027
Denver, CO (Centennial)	469	496	539	578	35,462							37,544
Cedar Rapids, IA	380	417	458	503	552	606	665	730	802	880	3,412	9,406
St. Louis, MO (Olympic)	2,826											2,826
St. Louis, MO (Gravois)	389	292	115	125	136	187						1,243
St. Louis, MO (Keller)	315	343	374	33								1,065
N. Charleston, SC	311	10,763										11,074
Walker, MI	229	7,917										8,146
Mt. Pleasant, SC	211	7,294										7,505
Meridian, ID	681	23,573										24,254
Birmingham, AL	737	25,530										26,267
Wilmington, NC	565	19,570										20,135
Berlin, VT	4,940											4,940
Spring Hill, FL	206	227	251	276	304	335	370	407	449	495	1,634	4,955
West Pasco, FL						4,784						4,784
Princeton, NJ	423	454	499	543	590	636	697	758	823	890	18,997	25,310
Beachwood, OH	387	420	451	487	525	567	349					3,185
Phoenix, AZ	16,733											16,733
Leawood, KS	1,292	1,390	46,435									49,117
Durham, NC	193	6,672										6,864
Silver Springs, MD (Tech 29-1)	183	196	6,173									6,552
Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2006
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of December 31, 2006 (con’t)
(000’s)

	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	Thereafter	Total
Jamestown, NY (Southside Plaza)	178	193	208	225	242	262	147					1,454
Ithaca, NY	1,128	1,210	1,298	1,393	1,494	1,603	1,720	1,845	1,980	2,124	2,476	18,272
Columbus, OH (Consumer II West)	465	514	568	628	694	767	848	937	8,103			13,522
Olean, NY	357	390	427	467	511	559	611	669	418			4,410
N. Charleston, SC	222	239	257	277	298	9,165						10,458
W. Long Branch, NJ (Monmouth)	1,506	1,640	1,786	1,945	2,119	2,307	1,440					12,742
Big Flats, NY (Big Flats I)	1,867	2,022	2,190	2,375								8,454
Mays Landing, NJ (Wrangleboro)	2,245	2,407	2,581	2,767	2,967	3,181	31,980					48,127
Plattsburgh, NY	1,823	1,974	2,138	2,318								8,253
Amherst, NY (Kmart/Blvd Cons. II)	938	1,015	1,097	1,187	1,283	1,388	1,500	1,623	1,603			11,634
Big Flats, NY (Big Flats IV)	68	73	79	86	92	100	466					964
Lockport, NY (Walmart/Tops)	944	1,022	1,107	1,199	1,298	1,406	1,523	1,649	1,786	155		12,090
Big Flats, NY (Big Flats II)	501	543	589	639	693	751	227					3,944
Amherst, NY (Tops Transit + French)	340	367	396	427	461	498	538	580	627	677		4,910
Amherst, NY (Target/Blvd Cons. II)	808	856	905	958	1,014	1,073	1,135	1,201	1,271	1,345	2,292	12,859
Medina, NY	255	275	297	320	346	373	403	435	469	463		3,637
Mays Landing, NJ (Hamilton)	1,332	1,396	1,463	1,534	1,607	1,684	1,765	1,850	1,446			14,078
Gates, NY (Westgate)	324	349	375	404	23,002							24,454
Boynton Beach, FL (Meadows Square)	485	519	556	595	637	682	464					3,937
Rome, NY (Freedom)	295	319	345	374	404	437	472	511	552	444	27	4,181
Englewood, FL (Rotonda)	236	250	265	281	298	315	193					1,839
Mooresville, NC	300	322	345	370	397	426	21,330					23,489
Alden, NY	173	188	208	246	266	289	313	343	393	426	1,411	4,256
Indian Train, NC (Union TC Ph I)	95	102	109	117	6,407							6,830
Cheektowaga, NY (Walmart Thruway)	304	325	348	372	398	426	456	487	521	558	495	4,689
Ashtabula, OH	93	100	107	115	6,385							6,801
Buffalo, NY (Delaware Commons)	137	146	157	168	180	193	17					998
Springville, NY	353	376	401	427	455	485	517	551	587	625	1,075	5,851
Niskayuna, NY (Mohawk)	1,414	1,497	1,585	1,679	1,778	1,883	1,994	2,112	2,237	2,369	5,166	23,715
Canandaigua, NY	396	421	448	476	507	539	573	609	647	688	59	5,364
Victor, NY (Victor Square)	100	107	113	120	127	135	5,802					6,504
Bayamon, PR (Rio Hondo)	1,011	1,076	1,169	1,256	1,351	1,442	1,561	1,679	1,805	1,932	41,519	55,802
San Juan, PR (Senorial Plaza)	263	279	303	326	351	375	405	436	469	502	10,781	14,490
Bayamon, PR (Rexville Plaza)	158	168	183	197	211	226	244	263	282	302	6,495	8,730
Arecibo, PR (Atlantico)	264	281	305	328	353	377	408	439	472	505	10,848	14,580
Merriam, KS (TIF)										7,075		7,075
DDR MDT MV, LLC	45,923			212,550								258,473
Hamilton, NJ	65,000											65,000
Payments Made Through 9/30/06

Total — Property Mortgages	168,373	164,545	102,900	262,147	204,993	66,468	82,985	22,104	32,595	24,634	123,529	1,255,273
Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2006
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of December 31, 2006 (con’t)
(000’s)

	2007 Payments	2008 Payments		2009 Payments	2010 Payments		2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2015 Payments	Thereafter	Total
CONSTRUCTION LOANS
$68 Million Construction Loan				14,447										14,447
(Compass Bank)
$20 Million Construction Loan	15,573													15,573
(National City Bank)
$48 Million Construction Loan	48,000													48,000
(Wachovia Bank)

Total — Construction Loans	63,573	0		14,447	0		0	0	0	0	0	0	0	78,020

DEBT OFFERINGS
Senior Notes	111,738	99,972		274,523	499,500		499,347	348,610			199,403		100,000	2,133,096
Unsecured Notes	85,000													85,000

Total — Debt Offerings	196,738	99,972		274,523	499,500		499,347	348,610	0	0	199,403	0	100,000	2,218,095
Total — Property Mortgages,	428,684	264,517		391,870	761,647		704,340	415,078	82,985	22,104	231,999	24,634	223,529	3,551,387
Construction Loans & Debt Offerings

REVOLVING CREDIT FACILITIES & TERM LOANS
$1.2 Billion Unsecured Credit Facility					297,500	(1)								297,500
(JPMorgan Chase)
$400 Million Secured Term Loan		400,000	(1)											400,000
(Key Bank)
$60 Million Unsecured Credit Facility					0	(1)								0
(National City Bank)

Total — Debt	$428,684	$664,517		$391,870	$1,059,147		$704,340	$415,078	$82,985	$22,104	$231,999	$24,634	$223,529	$4,248,887

Notes:

(1)	Balance at December 31, 2006 on revolving credit facilities. The $1.2 billion JPMorgan Chase facility has one one-year extension option to 2011. The $400 million Key Bank facility has two one-year extension options to 2010.

The $60 million National City Bank facility has one one-year extension option to 2011.
Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2006

	RVIP III B			RVIP VIII		Community Centers	Lennox Town	Sun Center
	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	DPG	Five	Center (2)	Limited (2)
Real Estate Assets	$83.8	$7.7	$118.9	$33.9	$130.4	$241.8	$21.0	25.9
Accumulated Depreciation	(11.7)	(1.2)	(16.2)	(2.7)	(6.7)	(42.4)	(4.4)	(7.1)

Real Estate, net	72.1	6.5	102.7	31.2	123.7	199.4	16.6	18.8

Receivables, Net	1.1	0.3	3.4	1.5	1.3	6.0	1.8	0.9
Other assets	1.5	0.4	6.3	1.1	1.9	10.3	0.8	1.3
Disproportionate Share of Equity	—	—	—	—	—	—	—	—

	$74.7	$7.2	$112.4	$33.8	$126.9	$215.7	$19.2	$21.0

Mortgage Debt	$60.0	$2.9	$72.1	$23.4	$10.8	$280.0	$17.5	$20.1
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0
Other liabilities	2.7	0.3	15.9	0.6	2.0	2.8	1.1	0.8

	62.7	3.2	88.0	24.0	12.8	282.9	18.6	20.9

Accumulated equity (deficit)	12.0	4.0	24.4	9.8	114.1	(67.2)	0.6	0.1
Disproportionate Share of Equity	—	—	—	—	—	—	—	—

	$74.7	$7.2	$112.4	$33.8	$126.9	$215.7	$19.2	$21.0

Proportionate share of other assets/liabilities, net	($0.0)	$0.1	($1.3)	$0.5	$0.1	$6.8	$0.7	$1.1

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended December 31, 2006

	RVIP III B			RVIP VIII		Community Centers	Lennox Town	Sun Center
	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	DPG	Five	Center (2)	Limited (2)
Revenues from operations	$12.4	$1.0	$15.3	$6.2	$12.9	$35.0	$4.8	$4.6
Rental operation expenses	(4.4)	(0.4)	(4.6)	(2.4)	(3.7)	(10.1)	(1.4)	(1.1)

Net operating income	8.0	0.6	10.7	3.8	9.2	24.9	3.4	3.5
Depreciation and amortization expense	(2.4)	(0.3)	(2.9)	(1.0)	(3.2)	(5.9)	(0.4)	(0.8)
Interest expense	(3.7)	(0.2)	(5.8)	(1.4)	(0.6)	(15.7)	(1.5)	(1.6)

Income (loss) before gain on sale	1.9	0.1	2.0	1.4	5.4	3.3	1.5	1.1
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	(0.1)	0.4	0.0	0.0	(0.4)	0.0	0.0
Gain on sale of discontinued operations	0.0	(1.8)	3.7	(0.0)	0.0	0.4	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

Net income (loss)	$1.9	($1.8)	$6.1	$1.4	$5.4	$3.3	$1.5	$1.1
DDR Ownership interest	***	***	***	***	10%	50%	***	***

	$0.7	($0.5)	$2.0	$0.4	$0.5	$1.7	$0.7	$0.9
Amortization of basis differential	0.0	(0.2)	(0.3)	0.0	0.0	1.8	(0.1)	(0.2)

	$0.7	($0.7)	$1.7	$0.4	$0.5	$3.5	$0.6	$0.7

Proportionate share of net operating income (6)	$2.0	$0.1	$2.2	$1.0	$0.9	$12.4	$1.7	$2.7

Proportionate share of interest expense (6)	$0.9	$0.1	$1.2	$0.4	$0.1	$7.9	$0.7	$1.3

Funds From Operations (“FFO”):

Net income (loss)	$1.9	($1.8)	$6.1	$1.4	$5.4	$3.3	$1.5	$1.1
Depreciation of real property	2.4	0.5	3.0	1.0	3.2	6.4	0.4	0.7
(Gain) loss on sale	0.0	0.0	(3.7)	0.0	0.0	(0.4)	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

	$4.3	($1.3)	$5.4	$2.4	$8.6	$9.3	$1.9	$1.8
DDR ownership interest	***	***	***	***	10%	50%	****	****

DDR FFO	$1.8	($0.3)	$1.9	$0.8	$0.8	$4.7	$1.0	$1.5

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2006

					Sansone Group /			Coventry II DDR
	Dublin Village (3)	DOTRS	Littleton, CO (3)	Jefferson County, MO	DDRC LLC	DDR Markaz	DDR Markaz II	Bloomfield
Real Estate Assets	$0.1	$25.5	$3.2	$6.6	$0.3	$167.8	$202.5	$71.3
Accumulated Depreciation	0.0	(5.1)	0.0	(0.7)	(0.2)	(14.3)	(11.4)	0.0

Real Estate, net	0.1	20.4	3.2	5.9	0.1	153.5	191.1	71.3

Receivables, Net	0.0	0.9	0.0	0.1	1.0	2.7	1.1	0.0
Other assets	0.0	0.4	0.2	0.2	3.4	5.5	5.8	0.2
Disproportionate Share of Equity	—	—	—	—	—	—	—	—

	$0.1	$21.7	$3.4	$6.2	$4.5	$161.7	$198.0	$71.5

Mortgage Debt	$0.1	$21.0	$0.0	$3.7	$0.0	$110.0	$150.5	$48.0
Amounts payable to DDRC	0.0	0.0	0.0	3.1	0.0	0.9	0.3	0.0
Other liabilities	0.0	0.6	0.3	0.1	0.6	1.7	0.0	0.1

	0.1	21.6	0.3	6.9	0.6	112.6	150.8	48.1
Accumulated equity (deficit)	0.0	0.1	3.1	(0.7)	3.9	49.1	47.2	23.4
Disproportionate Share of Equity	—	—	—	—	—	—	—	—

	$0.1	$21.7	$3.4	$6.2	$4.5	$161.7	$198.0	$71.5

Proportionate share of other assets/liabilities, net	($0.0)	$0.3	($0.0)	$0.1	$1.9	$1.3	$1.4	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$1.6	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended December 31, 2006

					Sansone Group /			Coventry II DDR
	Dublin Village (3)	DOTRS	Littleton, CO (3)	Jefferson County, MO	DDRC LLC	DDR Markaz	DDR Markaz II	Bloomfield
Revenues from operations	($0.0)	$4.0	$0.0	$0.8	$2.7	$22.3	$21.6	$0.0
Rental operation expenses	(0.0)	(1.2)	(0.1)	(0.3)	0.0	(7.7)	(7.5)	0.0

Net operating income	0.0	2.8	(0.1)	0.5	2.7	14.7	14.1	0.0
Depreciation and amortization expense	0.0	(0.6)	0.0	(0.2)	(0.0)	(4.3)	(5.5)	(0.0)
Interest expense	(0.0)	(0.8)	0.0	(0.6)	0.0	(4.7)	(8.0)	0.0

Income (loss) before gain on sale	0.0	1.4	(0.1)	(0.3)	2.7	5.8	0.6	(0.0)
	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

Net income (loss)	$0.0	$1.4	($0.1)	($0.3)	$2.7	$5.8	$0.6	($0.0)
DDR Ownership interest	63%	50%	50%	50%	****	20%	20%	20%

	($0.0)	$0.7	($0.0)	($0.2)	$1.6	$1.2	$0.1	$0.0

Amortization of basis differential	0.0	0.1	0.0	0.0	(0.3)	0.2	0.2	0.0

	$0.0	$0.8	$0.0	($0.2)	$1.3	$1.4	$0.3	$0.0

Proportionate share of net operating income (6)	($0.0)	$1.4	($0.0)	$0.2	$1.4	$3.0	$2.8	$0.0

Proportionate share of interest expense (6)	$0.0	$0.4	$0.0	$0.3	$0.0	$0.9	$1.6	$0.0

Funds From Operations (“FFO”):

Net income (loss)	($0.0)	$1.4	($0.1)	($0.3)	$2.7	$5.8	$0.6	$0.0
Depreciation of real property	0.0	0.6	0.0	0.2	0.0	4.3	5.5	0.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

	$0.0	$2.0	($0.1)	($0.1)	$2.7	$10.1	$6.1	$0.0

DDR ownership interest	63%	50%	50%	50%	****	20%	****	20%

DDR FFO	($0.0)	$1.0	($0.0)	($0.1)	$1.6	$2.0	$1.4	$0.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2006

	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Buena Park	Fairplain Plaza	Marley Creek	Merriam Village	Montgomery Farm	Phoenix Spectrum	SM(4)	Totem Lakes	Tri-County Mall
Real Estate Assets	$96.2	$27.2	$12.2	$23.4	$26.2	$77.1	$171.8	40.1	$197.3
Accumulated Depreciation	(3.8)	(0.3)	(0.0)	0.0	0.0	(3.3)	(0.8)	(1.9)	(2.8)

Real Estate, net	92.4	26.9	12.2	23.4	26.2	73.8	171.0	38.2	194.5

Receivables, Net	0.9	0.0	0.0	0.0	0.0	1.6	2.2	0.1	1.9
Other assets	0.7	0.3	0.1	0.3	1.1	5.3	18.2	0.4	18.9
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—

	$94.0	$27.2	$12.3	$23.7	$27.3	$80.7	$191.4	$38.7	$215.3

Mortgage Debt	$61.0	$16.0	$10.2	$18.5	$0.0	$47.5	$138.6	$20.4	$170.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	2.2	0.1	(0.0)	0.2	0.1	6.9	2.9	0.2	7.8

	63.2	16.1	10.2	18.7	0.1	54.4	141.5	20.6	177.8

Accumulated equity (deficit)	30.8	11.1	2.1	5.0	27.2	26.3	49.9	18.1	37.5
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—
	$94.0	$27.2	$12.3	$23.7	$27.3	$80.7	$191.4	$38.7	$215.3

Proportionate share of other assets/liabilities, net	($0.1)	$0.0	$0.0	$0.0	$0.1	($0.0)	$3.5	$0.1	$2.3

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended December 31, 2006

	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Buena Park	Fairplain Plaza	Marley Creek	Merriam Village	Montgomery Farm	Phoenix Spectrum	SM(4)	Totem Lakes	Tri-County Mall
Revenues from operations	12.6	1.4	0.1	0.0	0.0	7.3	8.6	3.7	12.3
Rental operation expenses	(6.5)	(0.5)	0.0	(0.0)	(0.0)	(3.2)	(3.8)	(1.3)	(4.9)

Net operating income	6.1	0.9	0.1	(0.0)	(0.0)	4.1	4.8	2.4	7.4
Depreciation and amortization expense	(2.0)	(0.3)	(0.0)	0.0	0.0	(1.2)	(1.1)	(0.7)	(2.5)
Interest expense	(4.0)	(0.7)	(0.1)	0.0	0.0	(1.8)	(3.8)	(1.9)	(7.2)

Income (loss) before gain on sale	0.1	(0.1)	(0.0)	(0.0)	(0.0)	1.1	(0.1)	(0.2)	(2.3)
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

Net income (loss)	$0.1	($0.1)	($0.0)	($0.0)	($0.0)	$1.1	($0.1)	($0.2)	($2.3)
DDR Ownership interest	20%	20%	20%	20%	20%	20%	20%	20%	20%

	$0.0	($0.0)	$0.0	($0.0)	$0.0	$0.2	($0.0)	($0.0)	($0.5)

Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.0	$0.0	$0.0	$0.0	$0.0	$0.2	$0.0	($0.0)	($0.5)

Proportionate share of net operating income (6)	$1.2	$0.2	$0.0	($0.0)	$0.0	$0.8	$1.0	$0.5	$1.5

Proportionate share of interest expense (6)	$0.8	$0.1	$0.0	$0.0	$0.0	$0.4	$0.8	$0.4	$1.4

Funds From Operations (“FFO”):

Net income (loss)	0.1	(0.1)	(0.0)	(0.0)	(0.0)	1.1	(0.1)	(0.2)	(2.3)
Depreciation of real property	2.0	0.3	0.0	0.0	0.0	1.2	1.1	0.7	2.5
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

	$2.1	$0.2	$0.0	$0.0	$0.0	$2.3	$1.0	$0.5	$0.2

DDR ownership interest	20%	20%	20%	20%	20%	20%	20%	20%	20%

DDR FFO	$0.4	$0.0	$0.0	($0.0)	$0.0	$0.4	$0.2	$0.1	$0.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2006

	Coventry II DDR	Coventry II DDR		DDR/Macquarie		DDR/Macquarie	Sold/Acquired JVs		DDRs Proportionate
	Ward Parkway	Westover	Sonae Sierra Brazil	Fund LLC	DDR MDT PS LLC	Management	(5)	Total	Share
Real Estate Assets	$61.4	$25.2	$180.3	$1,742.6	$117.8	$0.0	$0.0	3,939.7	$804.7
Accumulated Depreciation	(3.4)	(0.5)	(17.1)	(87.7)	(1.4)	0.0	0.0	(247.0)	(69.7)
Real Estate, net	58.0	24.7	163.2	1,654.9	116.4	0.0	0.0	3,692.7	735.0

Receivables, Net	2.2	0.6	10.1	29.0	4.1	0.0	0.3	75.0	19.1
Other assets	1.0	1.9	18.7	28.5	3.1	8.5	2.2	148.2	39.8
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	11.4	(7)

	$61.2	$27.2	$192.0	$1,712.4	$123.6	$8.5	$2.5	$3,915.9	$805.3

Mortgage Debt	$36.0	$18.3	$0.0	$1,052.4	$86.0	$0.0	$0.0	$2,495.1	$525.6
Amounts payable to DDRC	0.0	0.0	0.0	0.4	0.0	$0.0	0.0	5.0	1.9
Other liabilities	0.7	0.7	17.7	21.1	1.7	$2.0	0.8	94.6	24.9

	36.7	19.0	17.7	1,073.9	87.7	2.0	0.8	2,594.7	552.4

Accumulated equity (deficit)	24.5	8.2	174.3	638.5	35.9	6.5	1.7	1,321.2	241.5
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	11.4	(7)

	$61.2	$27.2	$192.0	$1,712.4	$123.6	$8.5	$2.5	$3,915.9	$805.3

Proportionate share of other assets/liabilities, net	$0.5	$0.2	$5.6	$5.3	$0.0	$3.1	$0.5	$34.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.6

Combining Statements of Operations
for the period ended December 31, 2006

	Coventry II DDR	Coventry II DDR		DDR/Macquarie		DDR/Macquarie	Sold/Acquired JVs		DDRs Proportionate
	Ward Parkway	Westover	Sonae Sierra Brazil	Fund LLC	DDR MDT PS LLC	Management	(5)	Total	Share
Revenues from operations	$8.1	$3.2	$9.1	$194.2	$6.3	$1.9	$18.5	$430.9	$95.5
Rental operation expenses	(3.8)	(1.8)	(4.2)	(61.0)	(2.5)	(0.5)	(7.6)	(146.6)	(31.9)

Net operating income	4.3	1.4	4.9	133.2	3.8	1.4	10.9	284.3	63.6
Depreciation and amortization expense	(1.2)	(0.2)	(1.5)	(36.8)	(1.6)	(0.7)	(4.7)	(81.7)	(17.4)
Interest expense	(2.6)	(0.8)	0.0	(52.7)	(3.0)	0.0	(6.4)	(129.7)	(29.7)

Income (loss) before gain on sale	0.5	0.4	3.4	43.7	(0.8)	0.7	(0.2)	72.9	16.5
Tax expense	0.0	0.0	(1.2)	0.0	0.0	0.0	0.0	(1.2)	(0.6)
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.4	0.4	0.2
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.3	0.1	(0.2)
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	18.0	20.4	2.4
Disproportionate Share of Income	—	—	—	—	—	—	—	—	10.2 (8)

Net income (loss)	$0.5	$0.4	$2.2	$43.7	($0.8)	$0.7	$18.4	$92.6	$28.5
DDR Ownership interest	20%	20%	50%	***	***	***	***	***

	$0.1	$0.1	$1.1	$9.5	$0.3	$0.4	$7.5	$28.5	$28.5

Amortization of basis differential	0.0	0.0	(0.4)	1.1	0.0	0.0	(0.3)	1.6	1.6

	$0.1	$0.1	$0.7	$10.6	0.3	0.4	$7.2	$30.1	$30.1

Proportionate share of net operating income (6)	$0.9	$0.3	$2.4	$19.3	$0.0	$0.7	$2.9	$63.6

Proportionate share of interest expense (6)	$0.5	$0.2	$0.0	$7.6	$0.0	$0.0	$1.7	$29.7

Funds From Operations (“FFO”):
Net income (loss)	0.5	0.4	2.2	43.7	(0.8)	0.7	18.4	92.6	28.5
Depreciation of real property	1.2	0.2	1.5	36.8	1.5	0.7	5.1	83.0	17.8
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	(17.9)	(22.0)	(2.9)
Disproportionate Share of Income	—	—	—	—	—	—	—	—	0.9 (9)

	$1.7	$0.6	$3.7	$80.5	$0.7	$1.4	$5.6	$153.6	$44.3

DDR ownership interest	20%	20%	50%	***	***	***	***	***

DDR FFO	$0.3	$0.1	$1.9	$14.9	$0.1	$0.8	$6.9	$44.3

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3)	Represents undeveloped land.

(4)	Represents operating income of Coventry II DDR SM LLC as of the acquisition date of September 22, 2006.

(5)	Represents residual joint venture assets sold to the MDT Joint Venture, operating income of the joint ventures in Phoenix, Arizona; Pasedena, California; Salisbury, Maryland; and Apex, North Carolina acquired by DDR in 2006 and operating income of the RVIP III and Kildeer joint ventures, which were sold in 2006. Additionally, this amount includes the operating income of the KLA/SM joint venture assets acquired by DDR through August 2006 and subsequently sold to the Coventry II DDR SM joint venture in September 2006.

(6)	Does not include share of net operating income or interest expense for sales of properties classified as discontinued operations.

(7)	Adjustments represent the effect of promoted equity structures. These adjustments are primarily at the RVIP IIIB, RVIP VII, RVIP VIII, Coventry II DDR Tri-County Mall, Coventry II DDR Westover and the DDR/Macquarie Fund LLC joint ventures.

(8)	Adjustments represent the effect of promoted interests on DDR’s share of the income primarily from an asset management promote through DDR/Macquarie Fund LLC and promoted income from the sale of the shopping centers in Kildeer, IL and the RVIP VII Joint Ventures.

(9)	Adjustments associated with Coventry’s minority ownership interests primarily at the RVIP IIIB and RVIP VIII joint ventures.

***	See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP IIIB
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL

Major Tenants:	Century Theater	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Hardware	J. Crew
	Victoria’s Secret	Pier 1 Imports
	GAP	Banana Republic
	Barnes & Noble	Ann Taylor

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A
Capital Structure (in millions)

DDRC	$2.6
Prudential	7.3
Coventry	2.1

Total Capital	$12.0

Debt	$60.0

Total Debt & Equity	$72.0

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VI
Date Formed:	October 1999
Property Name/Location:	Cherokee North — Overland Park, KS

Major Tenants:	Osco Drug
Deals Nothing Over $1
Bargains 365

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross operating revenues
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)

Capital Structure (in millions)

DDR	$0.9
PREI	3.0
Coventry	$0.1

Total Capital	$4.0

Debt	$2.9

Total Debt & Equity	$6.9

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following 2 properties:

Downtown Pleasant Hill — Pleasant Hill, CA
Valley Central Shopping Center — Lancaster, CA

Major Tenants:	Century Theater	Michael’s
	Ross Stores	Staples
	Wal-Mart	Bed, Bath & Beyond
	Cinemark	Albertson’s
Marshalls

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (75% owned by DDR) until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR
Management Fee:	3.2% of gross rents
Construction Management Fee:	5% of hard and soft costs
Asset Management Fee:	.6% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):	5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases

Capital Structure (in millions)

DDR	$3.4
PREI	13.6
Coventry	7.4

Total Capital	$24.4

Debt	$72.1

Total Debt & Equity	$96.5

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VIII
Date Formed:	September 2003
Property Name/Location:	Shops@Tech.Ridge — Austin, TX

Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Office Depot
	PetsMart	Best Buy
Ross Dress for Less

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: *	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10; (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% on Gross Sales Price up to $500,000 (outparcels)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet
Capital Structure (in millions)

DDRC	$2.6
Prudential	7.7
Coventry	(0.5)

Total Capital	$9.8

Debt	$23.4

Total Debt & Equity	$33.2

*	Fees shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	DPG Realty Holdings LLC
Date Formed:	October 2004
Property Name/Location:	The joint venture consists of the following twelve properties:

	Tops Plaza — Elmira, NY	Tops Plaza — Avon, NY
	Tops Plaza — Hamburg, NY	Tops Plaza — Hamlin, NY
	Tops Plaza — Norwich, NY	Farragut Pointe — Farragut, TN
	Tops-Gander Mnt. Plaza — Tonawanda, NY	Columbia Square — Columbia, TN
	Tops Plaza — Arcade, NY	Five Forks Crossing — Lilburn, GA
	Tops Plaza — Tonawanda, NY	Five Forks Village — Lawrenceville, GA

Major Tenants:	Bi-Lo
BJ’s Wholesale Club
Gander Mountain Company
Kroger
Tops

Partnership Structure
Equity Contribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)

Cash Flow Distribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)

Fees to DDR
Management Fee:	4% of gross income
Construction Supervision Fee:	5% of gross cost of all development and tenant improvement work (including hard and soft costs)
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term, max 10 yrs. (spaces 5,000 — 10,000 square feet)
4% on new leases on years 1-5; 2% on remainder of term, max 10 yrs. (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
3% for renewals on years 1-5; 1.5% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
2.5% for renewals on years 1-5; 1.25% on remainder of term, max 10 yrs. (spaces 5,000 — 10,000 square feet)
2% for renewals on years 1-5; 1% on remainder of term, max 10 yrs. (spaces 10,000 — 20,000 square feet)
$2 per square foot for renewals with a material amendment to the lease; 1$ if renewed without a material amendment (spaces > 20,000 square feet)
4% on new outparcels/ground leases on years 1-5; 2% on remainder of term, max 10 years
2% on renewal outparcels/ground leases on years 1-5; 1% on remainder of term, max 10 years
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,000 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Capital Structure (in millions)

JDN	$11.4
PICA	102.7

Total Capital	$114.1

Debt	$10.8

Total Debt & Equity	$124.9

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998; DDRA CC Seven, L.P. merged July, 2005
Property Name/Location:	The joint venture consists of the following six properties:

	Foothills Towne Center — Ahwatukee, AZ		Maple Grove Crossing — Maple Grove, MN
	Arrowhead Crossing — Phoenix, AZ		Tanasbourne Town Center — Portland, OR
	Eagan Promenade — Eagan, MN		Eastchase Market — Fort Worth, TX

Major Tenants:	AMC Theatre	Ethan Allen (not owned)	OfficeMax
	Ashley’s Furniture	Famous Footwear	Old Navy
	Babies ‘R Us	Gander Mountain	Petco
	Barnes & Noble	Haggan’s	Petsmart
	Bassett Furniture	JoAnn, Etc.	Pier 1 Imports
	Bed Bath & Beyond	Kohl’s Department	Ross Dress for Less
	Best Buy	Linens ‘N Things	Staples
	Byerly’s	Mac Frugal’s	Stein Mart
	Circuit City	Mervyns (not owned)	Target (not owned)
	Comp USA	Michael’s	TJ Maxx
	Cub Foods (not owned)	Nordstrom Rack (not owned)	United Artists Theatre
	DSW Shoe Warehouse	Office Depot

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors
Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$(33.6)
DRA Advisors	(33.6)

Total Capital (1)	$(67.2)

Payable to DDR	$0.1

Debt	$280.0

Total Debt & Equity	$212.9

(1)	Equity position is attributable to the Company refinancing mortgage debt at the fair market value of the assets, which is different than the historical net assets of the joint venture.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center — Columbus, OH

Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% — DDR
50% — Casto Properties

Cash Flow Distribution:	50% — DDR
50% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$0.3
Casto Properties	0.3

Total Capital	$0.6

Debt	$17.5

Total Debt & Equity	$18.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center — Columbus, OH

Major Tenants:	Ashley Furniture Homestore
Babies ‘R Us
Michael’s
Staples
Stein Mart
Whole Food Markets

Partnership Structure
Equity Contribution:	79.45% — DDR 20.55% — Casto Properties

Cash Flow Distribution:	79.45% — DDR 20.55% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$0.1
Casto Properties	—

Total Capital (1)	$0.1

Debt	$20.1

Total Debt & Equity	$20.2

(1)	Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons — Macedonia, Ohio

Major Tenants:	Kohl’s Department Store
Tops Markets
Wal-Mart (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$0.05
The State Teachers Retirement Board	0.05

Total Capital	$0.1

Debt	$21.0

Total Debt & Equity	$21.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO

Major Tenants:	Deal$ Home Depot (not owned)
Sally Beauty Supply
Shoe Carnival
Target (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% — DDR
50% — The Sansone Group

Fees to DDR
Management Fee:	1.5% of gross rental income
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals

Capital Structure (in millions)

DDRC	$(0.35)
The Sansone Group	$(0.35)

Total Capital (1)	$(0.70)

Payable to DDR	$3.1

Debt	$3.7

Total Debt & Equity	$6.1

(1)	Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

	Hilltop Plaza — Richmond, CA	Highland Grove Shopping Center— Highland, IN
	Derby Square — Grove City, OH	Springfield Commons Shopping Center — Toledo, OH
	Oviedo Park — Oviedo, FL	Apple Blossom Corners — Winchester, VA
North Pointe Plaza — Tampa, FL

Major Tenants:	Babies R Us	Marshalls
	Barnes & Noble	Martin’s Food Store
	Bed Bath & Beyond	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petco
	Circuit City	Petsmart
	Gander Mountain	Publix
	Giant Eagle	Ross Dress for Less
	Jewel (not owned)	Shoe Carnival
	Kohl’s	Target (not owned)
	Linens ‘N Things	T.J. Maxx
	Lowe’s (not owned)	Wal-mart (not owned)

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual internal rate of return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)

DDR	$9.8
Markaz	39.3

Total Capital	$49.1

Payable to DDR	$0.9

Debt	$110.0

Total Debt & Equity	$160.0

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz II LLC (Kuwaiti Financial Centre II)
Date Formed:	November 2004
Property Name/Location:	The joint venture consists of the following thirteen properties:

	Culver Ridge Plaza — Irondequoit, NY	Oxford Place — Oxford, MS
	Tops Plaza — LeRoy, NY	Midway Plaza — Loganville, GA
	Tops Plaza — Jamestown, NY	Chillicothe Place — Chillicothe, OH * excluding Lowe’s
	Tops Plaza — Ontario, NY	Northcreek Commons — Goodlettsville, TN
	Tops Plaza Union — Cheektowaga, NY	Panorama Plaza — Rochester, NY
	Tops Plaza — Warsaw, NY	Crossroads Centre — Orchard Park, NY
Tops Plaza Robinson — Amherst, NY

Major Tenants:	AJ Wright	Lowe’s (not owned)
	Blockbuster Video	Office Max
	Dollar Tree	Regal Cinemas
	Factory Card Outlet	Stein Mart
	Kroger	Tops Markets
Linens ‘N Things

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 11.5% annual internal rate of return, and (ii) 50% to DDR and 50% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	6.25% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$9.4
Markaz	37.8

Total Capital	$47.2

Receivable from DDR	$(1.6)

Payable to DDR	$0.3

Debt	$150.5

Total Debt & Equity	$196.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Bloomfield LLC
Date Formed:	August 2006
Property Name/Location:	Bloomfield Park — Bloomfield Hills, MI

Major Tenants:	Blue Point Ocean Grill, Bar Louie, BCBG, BCBG Girls, PacSun, Faro Design and other retail tenants and restaurants to be announced.

Partnership Structure
Coventry II DDR Harbor Bloomfield Phase I LLC

Equity Contribution:	50% — BP 1, LLC
50% — Coventry II DDR Bloomfield LLC

Cash Flow Distribution:	50% — BP 1, LLC
50% — Coventry II DDR Bloomfield LLC (a)

Coventry II DDR Harbor Bloomfield Phase II LLC

Equity Contribution:	70% — BP 2, LLC
30% — Coventry II DDR Bloomfield LLC

Cash Flow Distribution:	70% — BP 2, LLC
30% — Coventry II DDR Bloomfield LLC (b)

Coventry II DDR Bloomfield LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	4% of all hard and soft costs
Leasing Fees:	$3 per square foot (for initial leasing during development)
6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$18.8
DDR	4.6

Total Capital	$23.4

Debt	$48.0

Total Debt & Equity	$71.4

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

**	Fee shall not be paid with respect to the initial leasing or development.

(a)	Cash flow is distributed in the following order: 18% preferred return to Coventry II DDR Bloomfield LLC (Coventry/DDR), return of Coventry/DDR contributed capital, payment of BPI, LLC’s Deferred Sales Price, as defined in the Partnership Agreement, the remainder in accordance with the membership interests.

(b)	Cash flow is distributed in the following order: 18% preferred return to Coventry II DDR Bloomfield LLC (Coventry/DDR), return of Coventry/DDR contributed capital, the remainder in accordance with the membership interests.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Buena Park LLC
Date Formed:	November 2004
Property Name/Location:	Buena Park Mall — Buena Park, CA

Major Tenants:	Ross Dress For Less	Circuit City
	PetsMart	Office Depot
	Kohl’s	Walmart
	Bed Bath & Beyond	Sears
	Michael’s	Steve & Barry’s University
	DSW Shoe Warehouse	Krikorian Premier Theater

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$24.6
DDR	6.1

Total Capital	$30.7

Debt	$61.0

Total Debt & Equity	$91.7

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Fairplain LLC
Date Formed:	May 2006
Property Name/Location:	Fairplain Plaza — Benton Harbor, MI

Major Tenants:	Target (not owned)	Pier 1 Imports
	TJ Maxx	Dunham’s Sports
	Office Depot	Old Navy
	Dollar Tree	Rite Aid
Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$8.8
DDR	2.2

Total Capital	$11.0

Debt	$16.0

Total Debt & Equity	$27.0

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Marley Creek LLC
Date Formed:	Nov-06
Property Name/Location:	Marley Creek Square — Orland, IL

Major Tenants:	Washington Mutual
Barraco’s
Starbucks

Partnership Structure
Coventry II DDR/Tucker Marley Creek Square LLC

Ownership Percentage:	50% — Coventry II DDR Marley Creek LLC
50% — TDC Marley Creek, LLC

Cash Flow Distribution:	50% — Coventry II DDR Marley Creek LLC
50% — TDC Marley Creek, LLC
(After Coventry II DDR Marley Creek LLC receives an 18% preferred return on it’s equity contribution)

Coventry II DDR Marley Creek LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund*
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Capital Structure (in millions)

Coventry II Fund	$1.6
DDR	0.4

Total Capital	$2.0

Debt	$10.2

Total Debt & Equity	$12.2

*	DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all C
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Merriam Village LLC
Date Formed:	March 2005
Property Name/Location:	Merriam Village - Merriam, Kansas

Major Tenants:	To be announced

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$4.0
DDR	1.0

Total Capital	$5.0

Debt	$18.5

Total Debt & Equity	$23.5

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

**	Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Montgomery Farm LLC
Date Formed:	May, 2006
Property Name/Location:	Montgomery Farm — Allen, TX

Major Tenants:	Market Street United, P.F. Changs, Eddie Bauer, Francesca’s
Collection, Origins, Ann Taylor Loft and other retail tenants and restaurants to be announced.

Partnership Structure
Coventry II DDR/Trademark Montgomery Farm L.P.

Equity Contribution:	50% — Trademark Montgomery Farm L.P
50% — Coventry II DDR Montgomery Farm LLC

Cash Flow Distribution:	50% — Trademark Montgomery Farm L.P
50% — Coventry II DDR Montgomery Farm LLC
(After Coventry II DDR Montgomery Farm, LLC receives a 15% preferred return on its equity contribution.)

Coventry II DDR Montgomery Farm LLC

Equity Contribution:	80% — Coventry II Fund 20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	2% of gross income
Development Fee:	1% of all hard and soft costs
Lease Review Fee:	$1 per square foot
Capital Structure (in millions)

Coventry II Fund	$21.8
DDR	5.5

Total Capital	$27.3

Debt	$—

Total Debt & Equity	$27.3

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Phoenix Spectrum LLC
Date Formed:	March 2004
Property Name/Location:	Spectrum Mall — Phoenix, AZ

Major Tenants:	Wal-Mart
Costco Wholesale
Ross Dress For Less
PetsMart
Walgreens
Harkins Theater
Famous Footwear
Big 5 Sporting Goods

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$21.0
DDR	5.3

Total Capital	$26.3

Debt	$47.5

Total Debt & Equity	$73.8

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Service Holdings LLC
Date Formed:	September 2006
Property Name/Location:	The Joint Venture consists of 51 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc. In total, these properties are located in 24 states across the United States.

Partnership Structure
Equity Contribution:	80.00% — Coventry II Fund
20.00% — DDR

Cash Flow Distribution:	80.00% — Coventry II Fund*
20.00% — DDR

Fees to DDR
Management Fee:	4.0% of gross income
Development Fee:	5.0% of all hard costs
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-10 (ground leases)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
Commission on Outparcel Sales:	6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$39.9
DDR	10.0

Total Capital	$49.9

Payable to DDR	$—

Debt	$138.6

Total Debt & Equity	$188.5

*	Coventry II Fund:
DDR is also entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Totem Lakes LLC
Date Formed:	January 2004
Property Name/Location:	Totem Lakes Mall — Kirkland, WA

Major Tenants:	Guitar Center	Denny’s Pet World
	Trader Joe’s	CompUSA
	Big 5 Sporting Goods	Famous Footwear
	Totem Lake Theater	Ross Dress For Less
Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR
Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$14.5
DDR	3.6

Total Capital	$18.1

Debt	$20.4

Total Debt & Equity	$38.5

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Tri County LLC
Date Formed:	May 2006
Property Name/Location:	Tri County Mall — Cincinnati, OH

Major Tenants:	Dillard’s	Macy’s (Not Owned)
	Abercrombie & Fitch	Sears
	Limited	New York & Co.
	Victoria’s Secret	Ann Taylor Loft

Partnership Structure
Thor Gallery at Tri County, LLC

Ownership Percentage:	.5% — Thor MM Gallery at Tri County, LLC
9.5% — Thor Gallery at Tri County Mezz, LLC
90.0% — Coventry II DDR Tri County LLC

Equity Contribution:	.5% — Thor MM Gallery at Tri County, LLC
9.5% — Thor Gallery at Tri County Mezz, LLC
90.0% — Coventry II DDR Tri County LLC

Coventry II DDR Tri County LLC
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	The Greater of $650,000 or 2.5% of Gross Income
Development/Leasing Fee:	$500,000
Capital Structure (in millions)

Coventry II Fund	$30.0
DDR	7.5

Total Capital	$37.5

Debt	$170.0

Total Debt & Equity	$207.5

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Ward Parkway — Kansas City, MO

Major Tenants:	Target (not owned)	Old Navy
	Dillards	Off Broadway Shoes
	Pier One Imports	24 Hour Fitness
	TJ Maxx	Dick’s Sporting Goods
	AMC Theatre	Petsmart
Steve & Barry’s University

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$19.6
DDR	4.9

Total Capital	$24.5

Debt	$36.0

Total Debt & Equity	$60.5

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Westover LLC / DDR DB 151 Ventures LP
Date Formed:	June 2004
Property Name/Location:	Westover Marketplace — San Antonio, TX

Major Tenants:	Target (not owned)
Lowe’s (not owned)
Ross
Petsmart
Sportsman’s Warehouse
Office Depot

Partnership Structure
DDR DB 151 Ventures LP

Ownership Percentage:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(No equity contributions at the partnership level)

Cash Flow Distribution:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(After repayment of 10.5% interest on the Coventry II DDR Westover loan and repayment of the loan)

Coventry II DDR Westover LLC

Equity Contribution:	80% — Coventry II Fund*
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund*
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	1% of all project costs less land
Leasing Fees: **	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$6.6
DDR	1.6

Total Capital	$8.2

Debt	$18.3

Total Debt & Equity	$26.5

*	DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

**	Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	Sonae Sierra Brazil BV Sarl
Date Formed:	October 2006
Property Name/Location:	The joint venture consists of the following 9 properties:

	Parque Dom Pedro — Campinas, Brazil	Franca Shopping — Franca, Brazil
	Shopping Penha — Sao Paulo, Brazil	Tivoli — Sao Paulo, Brazil
	Boavista Shopping — Sao Paulo, Brazil	Shopping Metropole — Sao Bernardo de Campo, Brazil
	Plaza Sul — Sao Paulo, Brazil	Campo Limpo Shopping — Estrada do Campo Limpo, Brazil
Patio Brasil Shopping — Brasilia, Brazil

Major Tenants:	Sonda
Lojas Americanas
Center Lider

Renner

Management and Leasing Company:	DDR owns a 50% interest in the management and leasing company.

Partnership Structure
Sonae Sierra Brasil Limitada

Ownership Percentage:	93.19% — Sonae Sierra Brazil BV Sarl
6.79% — Enplanta Engenharia

Cash Flow Distribution:	93.19% — Sonae Sierra Brazil BV Sarl
6.79% — Enplanta Engenharia

Sonae Sierra Brazil BV Sarl

Equity Contribution:	50% — DDR
50% — Sonae Sierra SGPS S.A.

Cash Flow Distribution:	50% — DDR
50% — Sonae Sierra SGPS S.A.

Fees to DDR
None.
Capital Structure (in millions)

DDR	$87.15	*
Sonae Sierra SGPS S.A.	87.15

Total Capital	$174.3

Debt	$—

Total Debt & Equity	$174.3

*	The capital structure above reflects the historical basis of the assets. DDR acquired a 50% interest in this investment in October 2006 for approximately $148 million, of which approximately $8.4 million relates to the value of the working capital.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint venture consists of the following 48 properties:

	Union Consumer Square — Cheektowaga, NY	The Plazas at Great Northern — North Olmsted, OH
	Walden Consumer Square — Cheektowaga, NY	Riverdale Village — Coon Rapids, MN
	Dick’s Plaza — Cheektowaga, NY	Midway Marketplace — St. Paul, MN
	Walden Place — Cheektowaga, NY	River Hills Shopping Center — Asheville, NC
	Borders Books — Cheektowaga, NY	Township Marketplace — Monaca, PA
	Eastgate Plaza — Clarence, NY	The Marketplace — Nashville, TN
	Premier Place — Clarence, NY	BJ’s Batavia — Batavia, NY
	Regal Cinemas — Clarence, NY	Tops Plaza — Batavia, NY
	Jo-Ann Plaza — Clarence, NY	Batavia Commons — Batavia, NY
	Barnes & Noble — Clarence, NY	Towne Center — Murfreesboro, TN
	New Hartford Consumer Square — Utica, NY	Perimeter Pointe — Atlanta, GA
	Merriam Town Center — Merriam, KS	Woodfield Village Green — Schaumburg, IL
	Spring Creek Center — Fayetteville, AR	Fairfax Towne Center — Fairfax, VA
	Steele Crossing — Fayetteville, AR	Belden Park Crossings — Canton, OH
	Carillon Place — Naples, FL	Independence Commons — Independence, MO
	Towne Center Prado — Marietta, GA	Erie Marketplace — Erie, PA
	Shoppers World — Framingham, MA	Riverchase Promenade — Birmingham, AL
	Harbison Court — Columbia, SC	Lakepointe Crossing — Lewisville, TX
	Connecticut Commons — Plainville, CT	Lake Brandon Village — Brandon, FL
	Pioneer Hills — Aurora, CO	Lake Brandon Plaza — Brandon, FL
	Cool Springs Pointe — Brentwood, TN	MacArthur Marketplace — Irving, TX
	Brown Deer Center — Brown Deer, WI	Shoppers World of Brookfield — Brookfield, WI
	Brown Deer Market — Brown Deer, WI	Parker Pavilions — Parker, CO
	McDonough Marketplace — McDonough, GA	Grandville Marketplace — Grandville, MI

Major Tenants:	A.C. Moore	Dollar Tree	Pier 1 Imports
	AMC Theatres/General Cinema	Famous Footwear	Publix Supermarkets
	Barnes & Noble Superstores	Hallmark	Regal Cinemas
	Bed Bath & Beyond	Home Depot	Retail Ventures, Inc.
	Best Buy	Jo-Ann Stores	Ross Dress for Less
	BJ’s Wholesale Club	Kohl’s	Safeway
	Bobs	Linens ‘N Things	Sports Authority
	Borders Books	Lowe’s	Stein Mart
	Catherine’s/Fashion Bug/Lane Bryant	Michael’s	Supervalue, Inc.
	Cinemark Theatres	Office Depot	TJX Companies
	Circuit City	OfficeMax	Toys “R” Us/Babies “R” Us
	Comp USA	Old Navy (Gap, Inc.)	United Artists Theatre
	Cost Plus World Market	Party City	Wal-Mart/Sam’s Club
	Dick’s Sporting Goods	PetSmart

Partnership Structure
Equity:	14.82% — DDR	Cash Flow Distribution: Variable*
0.65% — Macquarie Bank Limited (“MBL”)
84.53% — Macquarie DDR Trust (“MDT”)

Promote:	Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.
Joint Venture Partnership Summeries 4.2

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of
20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Sponsor’s Fee:	DDR received $2.9 million which was paid upon completion of the Australian initial public offering.
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Debt Placement Fee:	50bp of the borrowings raised
Due Diligence Fee:	12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Maintenance Service Fee:	Based on time spent at the properties by DDR personnel
Capital Structure (in millions)

DDR	$95.6
MBL	4.2
MDT	545.2

Total Capital	$645.0

Receivable from DDR, net	$(1.0)

Debt	$1,052.4

Total Debt & Equity	$1,696.4

* DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR Macquarie Fund LLC plus the book value of certain other assets held by DDR Macquarie Fund LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partnership Summeries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR MDT PS LLC
Date Formed:	June 2006
Property Name/Location:	The joint venture consists of the following 6 properties:

	The Shops at Turner Hill — Lithonia, GA	McKinney, TX — McKinney, TX
	Flatacres Marketcenter — Parker, CO	The Marketplace at Towne Center — Mesquite, TX
	Frisco Marketplace — Frisco, TX	Overland Pointe Marketplace — Overland Park, KS

Major Tenants:	Babies R Us	Linens ‘N Things
	Bed Bath & Beyond	Michael’s
	Famous Footwear	Pier 1 Imports
	Gart Sports	Ross Dress for Less
	Golf Galaxy	Toys R Us
Kohl’s

Partnership Structure
Equity Contribution:	Preferred:
100% — MDT (entitled to a 9% return)

Common:
Senior 85.5% — MDT (entitled to a 10% return)
Subordinate 14.5% — DDR (entitled to a 10% return)

Cash Flow Distribution:	Variable*

Promote:	DDR is entitled to a 20% promote and 14.5% of the remaining 80% that is allocated to all members in proportion to their ownership interests once all cash flow distributions discussed above are achieved.

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of 20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Debt Placement Fee:	12.5bps of the borrowings raised
Structuring & Advising Fee:	25bps of purchase price
Due Diligence Fee:	25bps of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Maintenance Service Fee:	Based on time spent at the properties by DDR personnel
Capital Structure (in millions)

DDR	$0.7	**
MDT — preferred	12.9
MDT — senior	22.1

Total Capital	$35.7

Receivable from DDR, net	$(2.6)	(primarily master lease receivable)

Debt	$86.0

Total Debt & Equity	$119.1

* (i) DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage (0.45%) of the fair market value of the properties held by DDR MDT PS LLC plus the book value of certain other assets held by DDR MDT PS LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee. After distribution of Base Fee (ii) to MDT in an amount equal to their 9% preferred return on $12.2 million, (iii) to MDT in an amount equal to their 10% senior return on $20.8 million, (iv) to DDR in an amount equal to their 10% subordinate return on $3.5 million, (v) 20% of remaining funds to DDR with 14.5% to DDR and 85.5% to MDT of remaining 80%.
** Due to subordination of returns, investment balance on DDR accounts is at $0.
Joint Venture Partnership Summeries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Consolidated Joint Ventures
Joint Venture Partnership Summeries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	*	DDR MDT MV LLC
Date Formed:		September 2005
Property Name/Location:		The joint venture consists of 37 fee simple, leasehold and groundlease interests.
The properties are located in California, Arizona, Nevada and Texas.

Partnership Structure
Equity Contribution:		50.0225% — DDR Cash Flow Distribution: Variable (1)
49.9775% — Macquarie DDR Trust (“MDT”)

Promote:		Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.

Fees to DDR
Property Management Fee:		4.0% of gross revenues
Development Fee:		5.0% of total costs for all improvements
Leasing Fees (without co-broker):		6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of 20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:		6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Acquisition Fee		Up to 1.0% of the purchase price for third party assets
Debt Placement Fee		12.5bp of the borrowings raised
Structuring & Advisory Fee		25bp of Purchase Price
Disposition Fee:		Market rate not to exceed 1% of the sale price of the property to a third party
Due Diligence Fee:		12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:		5.0% of the cost of capital improvements
Capital Structure (in millions)

DDR	$78.2
MDT	78.2
MBL	—

Total Capital	$156.4

Payable to DDR	$0.1

Debt	$258.5

Total Debt & Equity	$415.0

* The joint venture was consolidated into DDR in accordance with FIN 46.
(1) DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR MDT MV LLC plus the book value of certain other assets held by DDR MDT MV LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partnership Summeries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Joint Venture Investment Summary

Joint Venture Name:	*Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway — Phoenix, AZ

Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:	67% — DDR
33% — Churchill Family Trust

Cash Flow Distribution:	67% — DDR
33% — Churchill Family Trust

Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 — 10,000 square feet
$2.50 per square foot for spaces 10,000 — 25,000 square feet
$2.00 per square foot for spaces 25,000 — 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price
Capital Structure (in millions)

DDR	$4.4
Churchill Family Trust	2.1

Total Capital	$6.5

Debt	$16.7

Total Debt & Equity	$23.2

*The joint venture was consolidated into DDR in accordance with EITF 04-05.
Joint Venture Partnership Summeries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Summary of Joint Venture Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Year Ended December 31, 2006

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2006		2005		2004		2003		2002
Acquisitions/Transfers	$729.9	(1)	$350.0	(5)	$1,147.0	(7)	$1,221.7	(9)	$53.0
Completed Expansions	0.0		9.3		10.3		9.7		9.0
Developments & Construction in Progress	139.6	(2)	87.5		38.9		120.1		48.6
Tenant Improvements & Building Renovations (3)	9.1		6.8		0.6		0.6		1.6
Other Real Estate Investments	0.0		0.0		0.0		0.0		241.6	(11)

	$878.6		$453.6		$1,196.8		$1,352.1		$353.8
Less: Real Estate Sales and Dispositions	($409.0	)(4)	($148.8	)(6)	($306.7	)(8)	($781.5	)(10)	($441.2	)(12)

Joint Venture Totals (Millions)	$469.6		$304.8		$890.1		$570.6		($87.4)

(1)	Includes DPG’s acquisition of an outparcel and a basis adjustment to the previous Macquarie DDR Trust acquisition.

(2)	Includes the acquisition of 34 acres of land in Allen, TX for the development of a 429,873 square foot shopping center and 88 acres of land in Bloomfield Hills, Michigan for the development of a 602,137 square foot shopping center. Both of these shopping centers are being developed with Coventry II.

(3)	The Company estimates recurring capital expenditures, including tenant improvements, of $11 million for its joint venture portfolio during 2007.

(4)	In addition to asset sales which had an aggregate cost of $88.9, the balance includes the transfer to DDR of the Service Merchandise portfolio, five assets located in Pasadena, CA, Phoenix, AZ (two properties), Salisbury, MD and Apex, NC. These assets had an aggregate cost of $320.1 million.

(5)	In addition to the Macquarie acquisition there was a basis adjustment to the DPG Realty Holdings and DDR Markaz II LLC acquisitions.

(6)	In addition to asset sales which had an aggregate cost of $111.1 million, this balance includes the transfer to DDR of the Dublin, Ohio shopping center which had an aggregate cost of $30 million and the sale of five outparcels at Plaza at Puente Hills, which were owned by RVIP VII.

(7)	Balance includes the acquisition of three Coventry II assets aggregating $174.1 million, the formation of DPG and DDR Markaz II aggregating $128.7 and $201.6, respectively, MDT’s acquisition of an additional $619.5 million of assets, plus the acquisition of the Poag & McEwen’s interest and David Berndt’s interest in RVIP IIIB and RVIP VIII, respectively, for $14.9 million, the purchase of a fee interest in several assets in the Service Merchandise portfolio for $5.2 million and a $3.0 million earnout for an outparcel in Kildeer, IL.

(8)	In addition to asset sales which had an aggregate cost of $141.7, this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shopping centers which had an aggregate cost of $107.3 million, $51.2 million of adjustments due to GAAP presentation including FIN 46 and a $6.5 million write-off for the demolition of a portion of an asset in Lancaster, CA.

(9)	Balance includes the formation of Macquarie DDR Trust and DDR Markaz aggregating $735.9 and $169.3, respectively, plus several new joint ventures with assets aggregating $228.8 million and the consolidation of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA, Shawnee, KS, Overland Pointe, KS, Olathe, KS and Kansas City, MO which aggregated $87.7 million.

(10)	In addition to asset sales which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN, Naples, FL, Atlanta, GA, Marietta, GA, Schaumburg, IL, Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust joint venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.

(11)	Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(12)	Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.
Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Joint Venture Acquisitions
for the Year Ended December 31, 2006

				DDR’s	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA	(Millions)	Date	Percentage	Partner
Monaca, PA	46,470	$10.2	3/23/2006	14.50%	Macquarie Bank Limited
Birmingham, AL	21,774	$4.4	3/23/2006	14.50%	Macquarie Bank Limited
Frisco, TX	107,543	$10.4	6/7/2006	14.50%	Macquarie Bank Limited
McKinney, TX	118,967	$18.8	6/7/2006	14.50%	Macquarie Bank Limited
Parker, CO	221,520	$19.2	6/7/2006	14.50%	Macquarie Bank Limited
Mesquite, TX	178,925	$33.7	6/7/2006	14.50%	Macquarie Bank Limited
Overland Park, KS	83,047	$12.5	6/7/2006	14.50%	Macquarie Bank Limited
Lithonia, GA	157,175	$23.0	6/7/2006	14.50%	Macquarie Bank Limited
Benton Harbor, MI	222,739	$27.0	5/18/2006	20.00%	Coventry II
Cincinnati, OH	1,336,157	$194.4	5/4/2006	18.00%	Coventry II
McDonough, GA	22,658	$3.1	7/5/2006	14.50%	Macquarie Bank Limited
Coon Rapids, MN	33,637	$6.4	7/5/2006	14.50%	Macquarie Bank Limited
Service Merchandise portfolio	2,748,379	$171.6	9/21/2006	20.00%	Coventry II
Brazilian portfolio	3,427,175	$180.2	10/20/2006	50.00%	Sonae Sierra Brazil
Orland, IL	57,658	$12.2	11/15/2006	10.00%	Coventry II

Total	8,783,824	$727.1

Joint Venture Dispositions
for the Year Ended December 31, 2006

		Gross Sale		DDR’s	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner
Service Merchandise location	51,933	$3.2	2/15/2006	25.00%	Various
Shawnee, KS	174,843	$11.7	5/15/2006	24.75%	Prudential and Coventry Partners
Olathe, KS	48,802	$3.1	5/15/2006	24.75%	Prudential and Coventry Partners
Kansas City, MO	208,234	$5.2	5/15/2006	24.75%	Prudential and Coventry Partners
Kildeer, IL	167,477	$47.3	8/10/2006	10.00%	DRA Advisors
Everett, WA	88,961	$8.2	9/29/2006	20.00%	Prudential and Coventry Partners
Fort Worth, TX	235,017	$22.0	12/18/2006	50.00%	DRA Advisors

Total	975,267	$100.7

Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Joint Venture Expansion and Redevelopment Projects
for the Year Ended December 31, 2006

	DDR’s	Joint
	Ownership	Venture
	Percentage	Partner	Description
Projects in Progress

Phoenix, AZ	20.00%	Coventry II	Relocation of several existing mall tenants to accommodate a new JC Penney, the relocation of Harkins Theatre, for a new Super Target as well as several new junior anchors and other retail tenants to be announced.

Buena Park, CA	20.00%	Coventry II	Construction of Steve and Barry’s (opened 2/06), 24 Hour Fitness and redevelopment of the lower level of the mall for several tenants to be announced.

Lancaster, CA	20.00%	Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) for development of a Wal-Mart Supercenter. Will recapture and redemise the former Wal-Mart for four junior anchors and three outparcels when Wal-Mart vacates.

Benton Harbor, MI	20.00%	Coventry II	Expansion of the existing shopping center to include an 89,000 square foot Kohl’s, a 20,087 sf PETsMART and additional retail tenants to be announced.

Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate PETsMART (opened 7/05), Old Navy (opened 9/05), Steve and Barrys (opened 11/06) plus additional mid-size anchors and other retail tenants to be announced.

Cincinnati, OH	18.00%	Coventry II/ Thor Equities	Major redevelopment of the former JC Penney store to include Ethan Allen and several other new retail tenants and restaurants to be announced.

Total Gross Cost (Millions)	$554.3 (1)

Total Net Cost (Millions)	$526.3 (1)

Projects to Commence

Deer Park, IL	24.75%	Prudential Real Estate Investors	Approximately eight acres of land to be developed, which is under contract with Grace Community, retenanting of vacant shop space with Crate & Barrel, and construction of a 13,500 sf multi-tenant outparcel building.

Macedonia, OH	50.00%	OSTRS	Retenanting vacant shop space with PETsMART.

Kirkland, WA	20.00%	Coventry II	Large-scale redevelopment to include the relocation of several existing tenants, plus an expansion of the existing center to create additional GLA for two anchors, junior anchors, a theater, small shops and restaurants to be announced.

Notes:

(1)	Total Cost includes the acquisition costs for the Coventry II redevelopments.
Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Summary of Joint Venture Development Projects
for the Year Ended December 31, 2006

						DDR’s
		DDR’s	Joint	Gross	Net	Proportionate	Substantial
	Total	Ownership	Venture	Cost	Cost	Cost	Completion
Projects Substantially Complete	GLA	Percentage	Partner	(Millions)	(Millions)	(Millions)	Date	Description	Major Tenants

San Antonio, TX (Westover)	560,220 (1)	10.0%	Coventry II & David Berndt Interests	$45.4	$34.8	$3.5	2005 & 2006	Community Center	Lowe’s (opened in 2003), Target, Ross Dress for Less, Sportsman Warehouse, Office Depot, PetsMart, Rack Room Shoes, Mattress Pro, Quizno’s, Radio Shack, and Sports Clips (opened in 2005). The final phase of the development includes Starbucks, Sally Beauty, GNC, Payless, Dots, Anna’s Linens, and Melrose, (opened in 2006) plus other retail tenants to be announced.

Projects in Progress

Merriam Village, KS	271,992	20.0%	Coventry II	$64.6	$43.5	$8.7	2008	Community Center	To be announced.

Bloomfield Park, MI	602,137	10.0%	Coventry II/BP 1, LLC	$269.5	$165.8	$16.6	2008 & 2009	Lifestyle Center	Blue Point Ocean Grill, Bar Louie, BCBG, BCBG Girls, PacSun, Faro Design and other retail tenants and restaurants to be announced.

Allen, TX	429,873	10.0%	Coventry II/Trademark Property Company	$117.0	$93.3	$9.3	2008	Lifestyle Center	Market Street United, P.F. Changs, Eddie Bauer, Francesca’s Collection, Origins, Ann Taylor Loft and other retail tenants and restaurants to be announced.

Joint Venture Development Totals	1,864,222			$496.5	$337.4	$38.1

Notes:

(1)	Includes square footage which will not be owned by the Company.

Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006
Joint Venture Development
Assets Placed in Service as of December 31, 2006

	Assets Placed	DDR’s Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)
As of December 31, 2005	$14.3	$1.4
1st Quarter 2006	$1.2	$0.1
2nd Quarter 2006	$1.4	$0.1
3rd Quarter 2006	$1.4	$0.2
4th Quarter 2006	$2.0	$0.2
Projected 2007	$31.7	$3.2
Projected Thereafter	$285.4	$32.9

Total	$337.4	$38.1

Joint Venture Development
Funding Schedule as of December 31, 2006

	DDR’s	JV Partners’	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of December 31, 2006	$12.6	$50.3	$84.9	$147.8
Projected Net Funding During 2007	1.5	6.0	80.4	$87.9
Projected Net Funding Thereafter	1.9	7.7	92.1	$101.7

Total	$16.0	$64.0	$257.4	$337.4

Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2006

Summary of Joint Venture Debt
as of December 31, 2006

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
RVIP III B
Deer Park, IL	F	$60,000		10/11	5.590

RVIP VI
Overland Park, KS	F	2,944		11/07	7.790

RVIP VII	V	72,120	(1)	04/08	Libor + 95

RVIP VIII	V	23,356		01/09	Libor + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	5,768		05/17	7.630
Tonawanda, NY	F	5,046		06/21	7.660

DDRA Community Centers Five	F	280,000	(2)	08/10	5.295

Lennox Town Center Limited
Columbus, OH	F	17,546		07/22	8.110

Sun Center Limited	F	6,089		05/11	5.420
Columbus, OH	F	13,978		04/11	8.480

DOTRS LLC
Macedonia, OH	F	21,000		08/11	6.050

Jefferson County Plaza, LLC
Arnold, MO	V	3,749		08/08	Libor + 175

DDR Markaz	F	110,000	(3)	06/08	4.129

DDR Markaz II	F	150,480	(4)	11/14	5.147

Coventry II DDR Bloomfield	V	48,000		06/07	Libor + 110

Coventry II DDR Buena Park	V	61,000		03/10	Libor + 115

Coventry II DDR Fairplain	V	16,000		06/07	Libor + 95

Coventry II DDR Marley Creek	V	10,235		07/07	Prime + 25

Coventry II DDR Merriam Village	V	18,539		06/08	Libor + 150

Coventry II DDR Phoenix Spectrum	V	47,500		01/09	Libor + 70

Coventry II DDR SM	V	100,000		01/08	Libor + 80
	V	38,590		01/08	Libor + 223.7

Coventry II DDR Totem Lakes	V	$20,400		07/07	Libor + 215
Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2006

Summary of Joint Venture Debt
as of December 31, 2006 (con’t)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
Coventry II DDR Tri County	F	158,000		02/15	5.655
	F	12,000		02/15	10.304

Coventry II DDR Ward Parkway	V	36,000		08/08	Libor + 125

Coventry II DDR Westover Marketplace	V	18,342		07/07	Libor + 195

DDR MDT PS, LLC	F	86,000	(5)	07/13	6.004

DDR Macquarie (6)
$125 Million Revolving Credit Facility	V	100,075	(7)	11/07	Libor + 100
JPMorgan Chase	F	9,100	(7)	11/07	4.913

Secured Financing	F	290,500	(8)	12/08	4.225
	V	50,000	(8)	12/08	Libor + 130
	F	165,250	(9)	06/09	4.180
	F	20,000	(9)	06/07	4.800
	V	29,750	(9)	06/07	Libor + 84

BJ’s Clarence	F	4,706		03/22	7.070
JoAnn Transit	F	2,932		08/13	6.250
New Hartford Consumer Square	F	34,327		11/18	5.750
Birmingham, AL (Riverchase)	F	7,758		01/13	5.500
Merriam Town Center	V	30,000		11/06	Libor + 110

DDR Macquarie Longhorn Holdings	F	85,000	(10)	01/12	4.910

DDR Macquarie Longhorn Holdings II	F	157,250	(11)	04/10	4.822
	V	26,450	(11)	04/10	Libor + 85

DDR Macquarie Longhorn Holdings III	F	39,300	(12)	04/10	5.098
		$2,495,080

Notes:

(1) Encumbers two shopping center properties located in California.

(2) Encumbers five shopping center properties as follows:
Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
Phoenix, AZ	Portland, OR

(3) Encumbers seven shopping center properties as follows:
Oviedo, FL	Tampa, FL	Grove City, OH
Richmond, CA	Highland, IN	Toledo, OH
Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2006

Notes (con’t):
(4) Encumbers thirteen shopping center properties as follows:
Orchard Park, NY	Warsaw, NY	Chillicothe, OH
Rochester, NY	Leroy, NY	Loganville, GA
Cheektowaga, NY	Jamestown, NY	Oxford, MS
Amherst, NY	Ontario, NY	Goodlettsville, TN
Irondequoit, NY

(5) Encumbers seven shopping center properties as follows:
Shops at Turner Hill (Lithonia, GA)	McKinney Marketplace (McKinney, TX)
Turner Hill Marketplace (Lithonia, GA)	Marketplace at Town Center (Mesquite, TX)
Flatacres Marketcenter (Parker, CO)	Frisco Marketplace (Frisco, TX)
Overland Pointe Marketplace (Overland Park, KS)

(6) The company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected below as it is consolidated within DDR’s accounts pursuant to FIN 46.

(7) Encumbers three shopping center properties as follows:
Canton, OH	St. Paul, MN	North Olmsted, OH

(8) Encumbers seven shopping center properties as follows:
Independence, MO	Framingham, MA	Fairfax, VA
Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA

(9) Encumbers ten shopping center properties as follows:
Clarence, NY	Monaca, PA	Nashville, TN
Cheektowaga, NY	Erie, PA	Coon Rapids, MN
Batavia, NY	Murfreesboro, TN	Ashville, NC
Fayetteville, AR

(10) Encumbers four shopping center properties as follows:
Pioneer Hills (Aurora, CO)	Harbison Court (Columbia, SC)
MacArthur Marketplace (Irving, TX)	Lakepointe Crossing (Lewisville, TX)

(11) Encumbers eight shopping center properties as follows:
Plainville Commons (Plainville, CT)	Cool Springs Pointe (Brentwood, TN)
Riverdale Village (Coon Rapids, MN)	Shoppers World of Brookfield (Brookfield, WI)
Brandon Village (Brandon, FL)	Brown Deer Center (Brown Deer, WI)
Brandon Plaza (Brandon, FL)	Brown Deer Marketplace (Brown Deer, WI)

(12) Encumbers three shopping center properties as follows:
Grandville Marketplace (Grandville, MI)	Parker Pavilions (Parker, CO)
McDonough Marketplace (McDonough, GA)
Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2006

Summary of Pro Rata Joint Venture Debt
as of December 31, 2006

	DDR’s	DDR’s
	Pro Rata	Pro Rata	Interest
Joint Venture	Interest	Debt (000’s)	Rate (1)
RVIP III B	25.50%	$15,300	5.590
RVIP VI	25.50%	751	7.790
RVIP VII	20.75%	14,965	6.272
RVIP VIII	25.50%	5,956	6.322
DPG Realty Holdings, LLC	10.00%	1,081	7.644
DDRA Comm Ctr Five	50.00%	140,000	5.417
Lennox Town Center	50.00%	8,773	8.110
Sun Center	79.45%	15,943	7.555
DOTRS LLC	50.00%	10,500	6.050
Jefferson County Plaza	50.00%	1,874	7.072
DDR Markaz	20.00%	22,000	4.129
DDR Markaz II	20.00%	30,096	5.147
Coventry II DDR Bloomfield	10.00%	4,800	6.422
Coventry II DDR Buena Park	20.00%	12,200	6.472
Coventry II DDR Fairplain	20.00%	3,200	6.272
Coventry II DDR Marley Creek	10.00%	1,024	8.500
Coventry II DDR Merriam Village	20.00%	3,708	6.822
Coventry II DDR Phoenix Spectrum	20.00%	9,500	6.022
Coventry II DDR SM	20.00%	27,718	6.522
Coventry II DDR Totem Lakes	20.00%	4,080	7.472
Coventry II DDR Tri County	18.00%	30,600	5.983
Coventry II DDR Ward Parkway	20.00%	7,200	6.572
Coventry II DDR Westover Marketplace	10.00%	1,834	7.272
DDR Macquarie (2) (3)	14.49%	152,492	4.969

Total		$525,595

Fixed Rate		$393,300
Variable Rate		$132,295

		$525,595

Weighted Average — Total		3.50 years	5.5%

Weighted Average — Fixed	1,744,974	4.42 years	5.1%

Weighted Average — Floating	750,106	1.35 Years	6.5%

Notes:
(1)	Interest rate on floating rate debt determined by using the LIBOR rate in effect on December 31, 2006. One-month LIBOR was 5.32188% on December 31, 2006.

(2)	The company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected as it is consolidated within DDR’s accounts pursuant to FIN 46.

(3)	The company’s 14.49% of debt on DDR MDT PS, LLC is not reflected in this number as DDR’s position in this venture is completely subordinated with no corresponding assets reflected in the company’s financial results.
Summary of Pro Rata Joint Venture Debt 5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2006

Summary of Joint Venture Mortgage Principal Payments
as of December 31, 2006
(000’s)

JOINT VENTURE	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	Thereafter	Total
RVIP III B (Deer Park)					60,000							60,000
RVIP VI	2,944											2,944
RVIP VII		72,120										72,120
RVIP VIII			23,356									23,356
Tonawanda, NY (Hollywood/Tops)	198	213	230	249	268	290	312	337	364	393	2,192	5,046
Tonawanda, NY (Tops/Gander Mtn.)	377	407	439	474	511	552	595	642	693	748	329	5,768
DDRA Community Centers Five				280,000								280,000
Lennox Town Center Limited	585	635	688	746	809	877	950	1,031	1,117	1,211	8,897	17,546
Sun Center Limited
Principal Mutual Life Ins Co	523	569	619	674	11,594							13,978
W. Lyman Case & Co	93	98	104	110	5,684							6,089
DOTRS LLC					21,000							21,000
Jefferson County Plaza LLC		3,749										3,749
DDR Markaz		110,000										110,000
DDR Markaz II								150,480				150,480
Coventry II DDR Bloomfield	48,000											48,000
Coventry II DDR Buena Park				61,000								61,000
Coventry II DDR Fairplain	16,000											16,000
Coventry II DDR Marley Creek	10,235											10,235
Coventry II DDR Merriam Village		18,539										18,539
Coventry II DDR Phoenix Spectrum			47,500									47,500
Coventry II DDR SM		138,590										138,590
Coventry II DDR Totem Lakes	20,400											20,400
Coventry II DDR Tri County									170,000			170,000
Coventry II DDR Ward Parkway		36,000										36,000
Coventry II DDR Westover Marketplace	18,342											18,342
DDR MDT PS, LLC							86,000					86,000
DDR Macquarie
$125M Revolver	109,175											109,175
Secured Financing	49,750	340,500	165,250									555,500
BJ’s Clarence	178	191	205	220	236	253	272	292	313	336	2,210	4,706
JoAnn Transit	366	390	415	441	470	500	351					2,932
New Hartford Consumer Square	2,066	2,188	2,317	2,454	2,599	2,752	2,915	3,087	3,269	3,462	7,217	34,327
Birmingham, AL (Riverchase)	129	136	145	153	162	170	6,864					7,758
Merriam Town Center	30,000											30,000
DDR Macquarie Longhorn Hldgs						85,000						85,000
DDR Macquarie Longhorn Hldgs II				183,700								183,700
DDR Macquarie Longhorn Hldgs III				39,300								39,300

Total — Debt	309,362	724,324	241,267	569,520	103,332	90,393	98,260	155,869	175,757	6,150	20,845	2,495,080

Summary of Joint Venture Mortage Principal Payments 5.5

492 Shopping Centers (and interests in Retail Assets) 12 Managed Shopping Centers 44 States (plus Puerto Rico and Brazil) 86.7 Million Sq. Ft. Owned 117.3 Million Sq. Ft. Owned and Managed 96.2% / 95.2% % Leased / % Occupied 664 Total Employees Company Features (1) Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments in process and scheduled to commence in 2006, total owned GLA is 60.0 million. (2) Includes unowned anchors at Company-owned operating and development retail properties. (3) Including the Mervyns and Brazil assets, the total portfolio was 96.3% leased and 95.2% occupied. (1) (1) (2) (3)

GLA (Million Square Feet)
120
100
80
60
40
20
0
Managed
Non-owned
Owned
9.8
13.2
19.3
20.6
24.7
27.6
36.3
38.6
39.6
45.3
54.1
74.8
81.6
86.7
23.8
1.3
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
4Q'06

DEVELOPERS DIVERSIFIED REALTY®

2

Our owned portfolio has grown over 8.9x since IPO '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 Owned 10 13 19 21 25 28 36 39 40 45.3 54.1 74.8 81.6 86.7 Non-owned 3 3 3 4 7 9 6 12 12 11.6 22.1 21.4 22.8 23.8 Managed 4 5 5 5 4 5 5 9 5 0.7 0.2 1.4 1.4 1.3 9.8 13.2 19.3 20.6 24.7 27.6 36.3 38.6 39.6 45.3 54.1 23.8 1.3 GLA (Million Square Feet) 86.7 74.8 4Q'06 81.6

National portfolio creates efficiencies and strengthens tenant relationships

GLA by State
+5.0 – 15.5 MSF
+1.0 – 5.0 MSF
Less than 1.0 SF
#9 4.0 msf 3.4%
#1 15.3 msf 13.1%
#8 4.7 msf 4.0%
#2 9.9 msf 8.4%
#4 6.0 msf 5.1%
#10 3.7 msf 3.1%
#6 5.0 msf 4.2%
#5 5.9 msf 5.1%
#3 7.5 msf 6.4%
#7 4.9 msf 4.2%
Puerto Rico
Brazil

DEVELOPERS DIVERSIFIED REALTY®

4.7 msf 4.0% GLA by State +5.0 - 15.5 MSF +1.0 - 5.0 MSF Less than 1.0 SF National portfolio creates efficiencies and strengthens tenant relationships 4.9 msf 4.2% 117.3 MSF in 44 states plus Puerto Rico and Brazil 15.3 msf 13.1% 9.9 msf 8.4% 5.9 msf 5.1% 7.5 msf 6.4% 5.0 msf 4.2% 6.0 msf 5.1% 3.7 msf 3.1% 4.0 msf 3.4% #1 #2 #3 #5 #6 #4 #7 #8 #10 #9 Puerto Rico Brazil

$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
Total Portfolio
Inline Retail
$17.46
$11.75
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
4Q '06

DEVELOPERS
DIVERSIFIED
REALTY®

4

'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 4Q '06 $3.00 $6.00 $9.00 $12.00 $15.00 $18.00 Average annualized base rental rates PSF have more than doubled since IPO $17.46 $11.75 Total Portfolio Inline Retail

Average Annualized Base Rental Rates PSF Dec. 31, 2006 371 $11.75 $17.46 Dec. 31, 2005 380 $11.30 $16.62 Dec. 31, 2004 373 $11.13 $16.14 Dec. 31, 2003 274 $10.82 $15.55 Dec. 31, 2002 189 $10.58 $15.18 Dec. 31, 2001 192 $10.03 $14.02 Dec. 31, 2000 190 $9.66 $13.66 Dec. 31, 1999 186 $9.20 $12.69 Dec. 31, 1998 159 $8.99 $12.39 Dec. 31, 1997 123 $8.49 $11.69 Dec. 31, 1996 112 $7.85 $10.87 Dec. 31, 1995 106 $7.60 $10.54 Dec. 31, 1994 84 $5.89 $9.02 Dec. 31, 1993 69 $5.60 $8.56 Dec. 31, 1992 53 $5.37 $8.37 Dec. 31, 1991 53 $5.35 $8.29 Dec. 31, 1990 52 $5.27 $8.25 Dec. 31, 1989 45 $4.93 $7.87 Dec. 31, 1988 40 $4.81 $7.41 Dec. 31, 1987 37 $4.38 $7.09 Period Ending Number of Properties Total Shop Space Annualized Base Rent / S.F.

Lease Expirations by Year [(1)]

% Total Base Rents by Class
18%
15%
12%
9%
6%
3%
0%
Anchor
Small Shop
2007
2008
2009
2010
2011
2012

(1) Options not included.

DEVELOPERS DIVERSIFIED REALTY®

Lease Expirations by Year 2007 2008 2009 2010 2011 2012 Anchor 0.027 0.031 0.054 0.067 0.099 0.084 Small Shop 0.168 0.132 0.142 0.134 0.159 0.069 (1) Options not included. % Total Base Rents by Class (1)

Lease Expirations by Year

Year	Anchor Base Rent: Leases	Anchor Base Rent: Revenue (Millions)	Anchor Base Rent: Average/S.F.	Shop Space Base Rent: Leases	Shop Space Base Rent: Revenue (Millions)	Shop Space Base Rent: Average/S.F.
2007	61	$12.5	$6.09	1,638	$70.7	$19.01
2008	58	$14.2	$6.85	1,144	$55.6	$17.07
2009	85	$25.2	$7.49	1,203	$59.9	$17.30
2010	104	$31.2	$8.11	1,019	$56.5	$17.59
2011	127	$45.8	$10.12	1,085	$67.2	$19.22
2012	107	$38.7	$8.92	349	$28.9	$19.39
2013	74	$27.8	$8.97	192	$17.7	$18.37
2014	109	$41.7	$10.08	164	$14.8	$18.80
2015	78	$34.7	$9.43	162	$14.6	$18.85
2016	79	$38.3	$9.39	157	$15.6	$19.82
2007-2016 Subtotal	882	$310.1	$8.33	7,113	$401.5	$18.30
Total Rent Roll	1,112	$463.7	$9.14	7,273	$421.7	$18.26

DEVELOPERS DIVERSIFIED REALTY®

7

Lease Expirations by Year 2007 61 $12.5 $6.09 1,638 $70.7 $19.01 2008 58 $14.2 $6.85 1,144 $55.6 $17.07 2009 85 $25.2 $7.49 1,203 $59.9 $17.30 2010 104 $31.2 $8.11 1,019 $56.5 $17.59 2011 127 $45.8 $10.12 1,085 $67.2 $19.22 2012 107 $38.7 $8.92 349 $28.9 $19.39 2013 74 $27.8 $8.97 192 $17.7 $18.37 2014 109 $41.7 $10.08 164 $14.8 $18.80 2015 78 $34.7 $9.43 162 $14.6 $18.85 2016 79 $38.3 $9.39 157 $15.6 $19.82 882 $310.1 $8.33 7,113 $401.5 $18.30 1,112 $463.7 $9.14 7,273 $421.7 $18.26 Year Leases Revenue Average/S.F. Leases Revenue Average/S.F. 2007-2016 Subtotal Anchor Base Rent Shop Space Base Rent (Millions) (Millions) Total Rent Roll

Largest Tenants by GLA Owned & Unowned 1. Wal-Mart / Sam's Club 90 13.61 40 5.41 50 8.20 2. Target 37 4.68 11 1.40 26 3.28 3. Lowe's Home Improvement 30 3.90 15 1.91 15 1.99 4. Home Depot 30 3.25 10 0.99 20 2.26 5. Mervyns 40 3.05 39 2.97 1 0.08 6. Kmart / Sears 27 2.71 25 2.33 2 0.38 7. Kohl's 32 2.74 28 2.39 4 0.35 8. Tops Markets 39 2.47 39 2.47 0 0.00 9. T.J. Maxx / Marshalls 72 2.38 72 2.38 0 0.00 10. PetSmart 69 1.53 69 1.53 0 0.00 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions)

Reliance on Major Tenants (Owned Shopping Center GLA Only) (1) (2) Tenant Units Percent of Total Credit Ratings Total Base Rent (millions) (1) Based on pro rata ownership of joint venture properties. (2) Reflects major tenants with a percentage of total portfolio of 1% and higher. Wal-Mart / Sam's Club 40 $27.44 4.52% AA/Aa2 Mervyns 39 $16.98 2.80% NR/NR Tops Markets 39 $16.89 2.78% BB/Ba1 T.J. Maxx / Marshalls 72 $12.08 1.99% A/A3 PetSmart 69 $11.60 1.91% BB/Ba3 Bed Bath & Beyond 42 $9.90 1.63% BBB/NR Lowe's Home Improvement 15 $9.68 1.60% A+/A1 Kohl's 28 $8.94 1.47% BBB+/A3 Old Navy / GAP / Banana Republic 46 $7.40 1.22% BB+/Baa3 Kmart / Sears 25 $7.15 1.18% BBB-/Ba1 Michaels 43 $7.03 1.16% B-/B2 Barnes & Noble 28 $6.60 1.09% NR/Ba3 OfficeMax 43 $6.48 1.07% B+/Ba3 Home Depot 10 $6.40 1.06% A+/Aa3 Subtotal 539 $154.57 25.48% Total Portfolio 8,385 $606.59 100.00%

Major Tenant (units)	Owned GLA	% Total GLA	Major Tenant (units)	Base Rental Revenue ($Millions)	% Total Base Rent
1. Wal-Mart / Sam's Club (40)	4.51	7.67%	1. Wal-Mart / Sam's Club (40)	$27.44	4.52%
2. Kmart / Sears (25)	1.97	3.35%	2. Mervyns (39)	$16.98	2.80%
3. Lowe's Home Improvement (15)	1.57	2.67%	3. Tops Markets (39)	$16.89	2.78%
4. Tops Markets (39)	1.55	2.64%	4. T.J. Maxx / Marshalls (72)	$12.08	1.99%
5. Mervyns (39)	1.49	2.53%	5. PetSmart (69)	$11.60	1.91%
6. T.J. Maxx / Marshalls (72)	1.38	2.35%	6. Bed Bath & Beyond (42)	$9.90	1.63%
7. Kohl's (28)	1.25	2.13%	7. Lowe's Home Improvement (15)	$9.68	1.60%
8. Target (11)	1.14	1.94%	8. Kohl's (28)	$8.94	1.47%
9. PetSmart (69)	0.90	1.53%	9. Old Navy / GAP / Banana Republic (46)	$7.40	1.22%
10. Bed Bath & Beyond (42)	0.83	1.41%	10. Kmart / Sears (25)	$7.15	1.18%
11. Home Depot (10)	0.80	1.36%	11. Michaels (43)	$7.03	1.16%
12. JCPenney (20)	0.79	1.34%	12. Barnes & Noble (28)	$6.60	1.09%
13. Toys "R" Us / Babies "R" Us (28)	0.72	1.22%	13. OfficeMax (43)	$6.48	1.07%
14. OfficeMax (43)	0.63	1.07%	14. Home Depot (10)	$6.40	1.06%
15. Michaels (43)	0.62	1.05%	15 . Staples (27)	$5.88	0.97%
16. Kroger (16)	0.60	1.02%	16. AMC Theater (7)	$5.84	0.96%
17. Dollar Tree (90)	0.60	1.02%	17. Dollar Tree (90)	$5.60	0.92%
18. Goody's Family Clothing (22)	0.56	0.95%	18. Best Buy (19)	$5.34	0.88%
19. Dick's Sporting Goods (16)	0.56	0.95%	19. Ross Stores (29)	$5.30	0.87%
20. Beall's (15)	0.52	0.88%	20. Dick's Sporting Goods (16)	$5.28	0.87%
Subtotal 1-20	22.99	39.11%	Subtotal 1-20	$187.81	30.96%
Total Portfolio	58.78	100.00%	Total Portfolio	$606.59	100.00%

DEVELOPERS DIVERSIFIED REALTY®

10

Reliance on Major Tenants by GLA and Base Rental Revenues (1) 1. Wal-Mart / Sam's Club (40) $27.44 4.52% 2. Mervyns (39) $16.98 2.80% 3. Tops Markets (39) $16.89 2.78% 4. T.J. Maxx / Marshalls (72) $12.08 1.99% 5. PetSmart (69) $11.60 1.91% 6. Bed Bath & Beyond (42) $9.90 1.63% 7. Lowe's Home Improvement (15) $9.68 1.60% 8. Kohl's (28) $8.94 1.47% 9. Old Navy / GAP / Banana Republic (46) $7.40 1.22% 10. Kmart / Sears (25) $7.15 1.18% 11. Michaels (43) $7.03 1.16% 12. Barnes & Noble (28) $6.60 1.09% 13. OfficeMax (43) $6.48 1.07% 14. Home Depot (10) $6.40 1.06% 15 . Staples (27) $5.88 0.97% 16. AMC Theater (7) $5.84 0.96% 17. Dollar Tree (90) $5.60 0.92% 18. Best Buy (19) $5.34 0.88% 19. Ross Stores (29) $5.30 0.87% 20. Dick's Sporting Goods (16) $5.28 0.87% Subtotal 1-20 $187.81 30.96% Total Portfolio $606.59 100.00% 1. Wal-Mart / Sam's Club (40) 4.51 7.67% 2. Kmart / Sears (25) 1.97 3.35% 3. Lowe's Home Improvement (15) 1.57 2.67% 4. Tops Markets (39) 1.55 2.64% 5. Mervyns (39) 1.49 2.53% 6. T.J. Maxx / Marshalls (72) 1.38 2.35% 7. Kohl's (28) 1.25 2.13% 8. Target (11) 1.14 1.94% 9. PetSmart (69) 0.90 1.53% 10. Bed Bath & Beyond (42) 0.83 1.41% 11. Home Depot (10) 0.80 1.36% 12. JCPenney (20) 0.79 1.34% 13. Toys "R" Us / Babies "R" Us (28) 0.72 1.22% 14. OfficeMax (43) 0.63 1.07% 15. Michaels (43) 0.62 1.05% 16. Kroger (16) 0.60 1.02% 17. Dollar Tree (90) 0.60 1.02% 18. Goody's Family Clothing (22) 0.56 0.95% 19. Dick's Sporting Goods (16) 0.56 0.95% 20. Beall's (15) 0.52 0.88% Subtotal 1-20 22.99 39.11% Total Portfolio 58.78 100.00% Major Tenant (units) Owned GLA % Total GLA Base Rental Revenue ($Millions) % Total Base Rent Major Tenant (units) (1) Based on pro rata ownership of joint venture properties.

Run Date: 01/15/2007
Time:11:36:42AM

Quarter: 4Q06

Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
Alabama

1 BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994/2003	1994	100.00%	423,493	550,410	4,685,857	DICK’S SPORTING GOODS(2017), GOODY’S(2009), REGAL CINEMAS(2014), STEIN MART(2011), OFFICE MAX(2011), MICHAEL’S(2009), HOMEGOODS(2016), BOOKS-A-MILLION(2010), ROSS DRESS FOR LESS(2014), LOWES HOME CENTERS(NOT OWNED)

2 BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989/1999	1995	100.00%	300,280	454,110	1,458,818	OFFICE DEPOT(2007), DOLLAR TREE(2009), BURLINGTON COAT FACTORY(2008), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3 BIRMINGHAM, AL (RIVERCHASE)	RIVERCHASE PROMENADE(I) MONTGOMERY HIGHWAY	35244	SC	1989	2002	14.50%	120,108	228,416	1,761,372	MARSHALLS(2008), GOODY’S(NOT OWNED), TOY’S R US(NOT OWNED)

4 GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979/2004	2003	100.00%	85,196	130,899	271,508	FRED’S(2009), FOOD WORLD(NOT OWNED)

5 OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.00%	306,224	306,224	1,506,377	LOWE’S(2012), GOODY’S(2010), STEVE & BARRY’S(2014)

6 SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.00%	40,560	223,750	455,004	GOODY’S(2011), WAL -MART(NOT OWNED)

Arizona

7 AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996/1997/1999	1997	50.00%	647,883	686,414	10,286,617	JO -ANN STORES(2010), BEST BUY(2014), BASSETT FURNITURE(2010), AMC THEATRE(2021), ASHLEY FURNITURE HOMESTORE(2011),
										BARNES & NOBLE(2012), STEIN MART(2011), BABIES R US(2007), ROSS DRESS FOR LESS(2012), OFFICE MAX(2012)

8 CHANDLER, AZ	MERVYN’S PLAZA 2992 N. ALMA SCHOOL ROAD	85224	FO	1985	2005	50.00%	74,862	74,862	673,200	MERVYN’S(2020)

9 MESA, AZ (SUPERS)	SUPERSTITION SPRINGS CENTER 6505 E. SOUTHERN AVE	85206	FO	1990	2005	50.00%	86,858	86,858	1,151,580	MERVYN’S(2020)

10 PHOENIX, AZ	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS.	85028	SC	1997/2004	2003	67.00%	223,161	294,820	4,083,270	BED BATH & BEYOND(2011), ROSS DRESS FOR LESS(2007), PETSMART(2015), STAPLES(2010), ALBERTSONS-OSCO DRUG(NOT OWNED)

11 PHOENIX, AZ (DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AGUA FRIA FREEWAY	85027	SC	1996	1999	100.00%	197,009	459,939	3,106,346	ROSS DRESS FOR LESS(2009), OFFICE MAX(2013), PETSMART(2014), MICHAEL’S(2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

12 PHOENIX, AZ (DV)	DEER VALLEY 4255 W. THUNDERBIRD ROAD	85053	FO	1979	2005	50.00%	81,009	81,009	819,060	MERVYN’S(2020)

13 PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.00%	346,428	416,606	4,551,902	STAPLES(2009), COMPUSA(2013), MAC FRUGAL’S(2010), BARNES & NOBLE(2011), T.J. MAXX(2011), CIRCUIT CITY(2016), DSW SHOE WAREHOUSE(2017), BASSETT FURNITURE(2009), LINENS ‘N THINGS(2011), FRY’S(NOT OWNED)

14 PHOENIX, AZ (SILVER)	SILVER CREEK PLAZA 4710 E. RAY ROAD	85044	FO	1994	2005	50.00%	76,214	76,214	855,780	MERVYN’S(2020)

15 PHOENIX, AZ (SPE)	PHOENIX SPECTRUM MALL 1641 WEST BETHANY HOME ROAD	85015	SC	1961	2004	20.00%	391,436	846,067	5,313,524	COSTCO WHOLESALE(2020), ROSS DRESS FOR LESS(2013), PETSMART(2019), HARKINS THEATRE(2002), WALMART(NOT OWNED), DILLARD’S(NOT OWNED)

16 TUCSON, AZ	SANTA CRUZ PLAZA 3660 S. 16TH AVE	85713	FO	1982	2005	50.00%	76,126	76,126	513,060	MERVYN’S(2020)

Arkansas

17 FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997/1999/2000/2001	1997	14.50%	262,827	590,161	3,078,826	T.J. MAXX(2011), BEST BUY(2017), GOODY’S(2013), OLD NAVY(2010), BED BATH & BEYOND(2009), WAL -MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

18 FAYETTEVILLE, AR (STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2003	2003	14.50%	50,314	261,665	1,005,371	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007
Time:11:36:42AM

Quarter: 4Q06

Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
19 N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991/2004	1994	100.00%	295,013	295,013	1,866,558	BED BATH & BEYOND(2013), T.J. MAXX(2007), CINEMARK(2011), BURLINGTON COAT FACTORY(2014), MICHAEL’S(2014), SPORTS AUTHORITY(2013)

20 RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	72801	SC	1992	1994	100.00%	205,429	205,429	1,427,695	HOBBY LOBBY(2016), STAGE(2010), J.C. PENNEY(2012)

Brazil

21 BRASILIA	PATIO BRASIL SHOPPING SCS QUADRA 07 BL A	70307-902	SC	1997/2001	2006	4.85%	329,642	361,826	10,592,498	LOJAS AMERICANAS(2999), OTOCH(2007), RIACHUELO(2007), C&A(NOT OWNED)(2999), RENNER(2011), CENTAURO(2007)

22 CAMPINAS (SAO PAULO)	PARQUE DOM PEDRO AV. GUILHERME CAMPOS, 500	01387-001	SC	2001	2006	48.27%	1,367,064	1,396,588	21,271,498	LOJAS AMERICANAS(2014), CASAS BAHIA(2011), CENTAURO(2012), MARISA(2016), BIG(2021), ETNA(2015), PERNAMBUCANAS(2012), RIACHUELO(2012), C&A(NOT OWNED)(2999), ZARA(2014), RENNER(2014), FNAC(2012)

23 ESTRADA DO CAMPO LIMPO(CLIMPO)	CAMPO LIMPO SHOPPING ESTRADA DO CAMPO LIMPO 459	05777-001	SC	2005	2006	9.32%	215,390	215,390	1,952,987	C&A(2016), MARISA(2016), COMPRE BEM(2012), CASAS BAHIA(2011)

24 FRANCA	FRANCA SHOPPING AV. RIO NEGRO, 1100	14406-901	SC	1993	2006	30.06%	194,452	194,452	1,408,105	C&A(2016), CASAS BAHIA(2009), MAGAZINE LUIZA(2010), LOJAS AMERICANAS(2014), C&C(2011)

25 SAO BERNARDO DO CAMPO (METROP)	SHOPPING METROPOLE PRACA SAMUEL SABATINE, 200	09750-902	SC	1980/95/97	2006	4.66%	273,613	273,613	7,310,718	LOJAS AMERICANAS(2007), RENNER(2007)

26 SAO PAULO (PENHA)	SHOPPING PENHA RUA DR JOAO RIBEIRO, 304	03634-010	SC	1992/2004	2006	34.10%	321,299	321,299	5,052,366	MARISA & FAMILIA(2014), SONDA(2014), LOJAS AMERICANAS(2013), KALUNGA(2010), C&A(2014)

27 SAO PAULO (SUL)	PLAZA SUL PRACA LEONOR KAUPA	04151-100	SC	1994	2006	9.32%	265,322	307,759	6,791,170	LOJAS AMERICANAS(2011), C&A(NOT OWNED)(2020), LUIGI BERTOLLI(2007), CAMICADO(2010), MONDAY ACADEMIA(2009), RENNER(2010), DEPAMERICANAS(2011), DEPOSITO VIVENDA DO CAMARAO(2007), DEP SHOEBIZ(2007)

28 SAO PAULO(BOAVISTA)	BOAVISTA SHOPPING RUA BORBA GATO, 59	04747-030	SC	2004	2006	46.61%	279,933	279,933	3,023,762	C&A(2014), MARISA & FAMILIA(2014), SONDA(2999)

29 SAU PAULO (TIVOLI)	TIVOLI SHOPPING AV. SANTA BARBARA, 777	13456-080	SC	1993/2006	2006	11.65%	221,910	237,503	2,401,498	LOJAS AMERICANAS(2014), UNIMED(2010), MAGAZINE LUIZA(2008), C&A(NOT OWNED)(2016), PAULISTAO(2016)

California

30 ANAHEIM, CA	ANAHEIM HILLS FESTIVAL CENTER 8100 E. SANTA ANA CANYON ROAD	92808	FO	1992	2005	50.00%	77,883	77,883	1,301,520	MERVYN’S(2020)

31 ANTIOCH, CA	COUNTY EAST SHOPPING CENTER 2602 SOMERSVILLE ROAD	94509	FO	1970	2005	50.00%	75,339	75,339	1,181,160	MERVYN’S(2020)

32 BUENA PARK, CA	BUENA PARK MALL AND ENTERTAIN 100 BUENA PARK	90620	SC	1965	2004	20.00%	723,988	1,131,651	9,244,282	CIRCUIT CITY(2018), DSW SHOE WAREHOUSE(2013), ROSS DRESS FOR LESS(2010), BED BATH & BEYOND(2011), STEVE & BARRY’S(2014), KOHL’S(2024), KRIKORIAN PREMIER THEATRES(2023), MICHAEL’S(2014), SEARS(NOT OWNED), WALMART(NOT OWNED)

33 BURBANK, CA	BURBANK TOWN CENTER 245 E. MAGNOLIA BLVD	91502	G L	1991	2005	50.00%	89,182	89,182	1,624,860	MERVYN’S(2020)

34 CHINO, CA	CHINO TOWN SQUARE SHOPPING 5517 PHILADELPHIA STREET	91710	FO	1986	2005	50.00%	81,282	81,282	870,060	MERVYN’S(2020)

35 CLOVIS, CA	SIERRA VISTA MALL 1000 SHAW AVE	93612	G L	1988	2005	50.00%	75,088	75,088	714,000	MERVYN’S(2020)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007
Time:11:36:42AM

Quarter: 4Q06

Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
36 EL CAJON, CA	WESTFIELD SHOPPING TOWN 565 FLETCHER PARKWAY	92020	G L	1989	2005		50.00%	85,744	85,744	1,253,580	MERVYN’S(2020)

37 FAIRFIELD, CA	WESTFIELD SOLANO MALL 1451 GATEWAY BLVD	94533	FO	1981	2005		50.00%	89,223	89,223	1,625,880	MERVYN’S(2020)

38 FOLSOM, CA	FOLSOM SQUARE 1010 E. BIDWELL STREET	95630	FO	2003	2005		50.00%	79,080	79,080	1,154,640	MERVYN’S(2020)

39 FOOTHILL RANCH, CA	FOOTHILLS RANCH TOWN CENTRE 26732 PORTOLA PKWY	92610	FO	1993	2005		50.00%	77,934	77,934	1,050,600	MERVYN’S(2020)

40 GARDEN GROVE, CA	GARDEN GROVE CENTER 13092 HARBOR BLVD	92843	FO	1982	2005		50.00%	83,746	83,746	752,760	MERVYN’S(2020)

41 LANCASTER, CA	VALLEY CENTRAL- DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2001		20.00%	353,483	483,787	3,784,221	MARSHALL’S(2007), CIRCUIT CITY(2011), STAPLES(2008), CINEMARK MOVIES 12(2017), WAL-MART(2010), 99 CENTS ONLY(2014), COSTCO(NOT OWNED)

42 LOMPOC, CA	MISSION PLAZA 1600 N H STREET	93436	FO	1992	2005		50.00%	62,523	62,523	350,880	MERVYN’S(2020)

43 LONG BEACH, CA (PIKE)	THE PIKE 95 SOUTH PINE AVE	90802	SC	2005	1	*	100.00%	220,913	254,452	3,217,049	CINEMARK(2008), BORDERS(2016), CLUB V2O(2019)

44 MADERA, CA	MADERA 1467 COUNTRY CLUB DRIVE	93638	FO	1990	2005		50.00%	59,720	59,720	200,940	MERVYN’S(2020)

45 NORTH FULLERTON, CA	NORTH FULLERTON 200 IMPERIAL HWY	92835	FO	1991	2005		50.00%	76,360	76,360	772,140	MERVYN’S(2020)

46 NORTHRIDGE, CA	NORTHRIDGE PLAZA 8800 CORBIN AVE	91324	LH	1980	2005		50.00%	75,326	75,326	542,640	MERVYN’S(2020)

47 OCEANSIDE, CA	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	92054	SC	2000	1	*	100.00%	80,450	80,450	1,266,104	REGAL CINEMAS(2014)

48 PALMDALE, CA	ANTELOPE VALLEY MALL 1305 W. RANCHO VISTA BLVD	93551	FO	1992	2005		50.00%	76,550	76,550	829,260	MERVYN’S(2020)

49 PASADENA, CA	PASEO COLORADO 280 EAST COLORADO BLVD.	91101	LC	2001	2003		100.00%	556,961	556,961	11,295,175	GELSON’S MARKET(2021), LOEHMANN’S(2015), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011), J.JILL(2012), PF CHANGS CHINA BISTRO(2016), BOMBAY COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)

50 PLEASANT HILL, CA	DOWNTOWN PLEASANT HILL 2255 CONTRA COSTA BLVD #101	94523	SC	1999/2000	2001		20.00%	345,930	345,930	6,739,976	ALBERTSON’S(2020), MICHAEL’S(2010), BORDERS(2015), CENTURY THEATRE(2016), BED BATH & BEYOND(2010), ROSS DRESS FOR LESS(2010)

51 PORTERVILLE, CA	PORTERVILLE MARKET PLACE 1275 W. HENDERSON AVE	93257	FO	1991	2005		50.00%	76,378	76,378	515,100	MERVYN’S(2020)

52 REDDING, CA	SHASTA CENTER 1755 HILLTOP DRIVE	96002	FO	1984	2005		50.00%	61,363	61,363	620,160	MERVYN’S(2020)

53 RICHMOND, CA (HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94806	SC	1996/2000	2002		20.00%	245,774	245,774	3,759,633	OFFICE MAX(2011), PETSMART(2012), ROSS DRESS FOR LESS(2008), BARNES & NOBLE(2011), CIRCUIT CITY(2017), CENTURY THEATRE(2016)

54 SAN DIEGO, CA	SOUTHLAND PLAZA SHOPPING 575 SATURN BLVD	92154	FO	1982	2005		50.00%	75,207	75,207	1,013,880	MERVYN’S(2020)

55 SAN DIEGO, CA (COLLEGE)	COLLEGE GROVE SHOPPING CENTER 3450 COLLEGE AVE	92115	FO	1991	2005		50.00%	73,872	73,872	846,576	MERVYN’S(2021)

56 SAN FRANCISCO, CA (RETAIL)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002		100.00%	123,755	123,755	3,796,758	AMC THEATRE(2030), CRUNCH FITNESS(2008)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007
Time:11:36:42AM

Quarter: 4Q06

Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
57 SANTA MARIA, CA	TOWN CENTER WEST SHOPPING 201 TOWN CENTER W	93458	FO	1988	2005		50.00%	84,886	84,886	762,960	MERVYN’S(2020)

58 SANTA ROSA, CA	SANTA ROSA PLAZA 600 SANTA ROSA PLAZA	95401	FO	1981	2005		50.00%	90,348	90,348	1,526,940	MERVYN’S(2020)

59 SLATTEN RANCH, CA	SLATTEN RANCH SHOPPING CENTER 5849 LONE TREE WAY	94531	FO	2002	2005		50.00%	78,819	78,819	1,328,040	MERVYN’S(2020)

60 SONORA, CA	SONORA CROSSROAD SHOPPING 1151 SANGUINETTI ROAD	95370	FO	1993	2005		50.00%	62,214	62,214	733,380	MERVYN’S(2020)

61 TULARE, CA	ARBOR FAIRE SHOPPING CENTER 1675 HILLMAN STREET	93274	FO	1991	2005		50.00%	62,947	62,947	566,100	MERVYN’S(2020)

62 UKIAH, CA	UKIAH 437 N. ORCHARD AVE	95482	FO	1990	2005		50.00%	58,841	58,841	330,480	MERVYN’S(2020)

63 VALENCIA, CA	24235 MAGIC MOUNTAIN PKWY	91355	SC	1986	2006		100.00%	75,590	75,590	951,000	MERVYN’S(2035)

64 WEST COVINA, CA	WEST COVINA SHOPPING CENTER 2753 E. EASTLAND CTR DRIVE	91791	G L	1979	2005		50.00%	79,800	79,800	1,545,300	MERVYN’S(2020)

Colorado

65 ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	1/2	*	100.00%	19,875	161,924	76,213	CITY MARKET, INC.(NOT OWNED), BIG “R”(NOT OWNED)

66 AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2003	2003		14.50%	127,215	479,541	2,437,017	BED BATH & BEYOND(2012), OFFICE DEPOT(2017), HOME DEPOT(NOT OWNED), WAL -MART(NOT OWNED)

67 BROOMFIELD, CO	FLATIRON MARKETPLACE GARDEN 1 WEST FLATIRON CIRCLE	80021	SC	2001	2003		100.00%	245,182	421,447	5,066,906	NORDSTROM RACK(2011), LINENS ‘N THINGS(2017), BEST BUY(2016), OFFICE DEPOT(2016), GREAT INDOORS(NOT OWNED)

68 DENVER, CO	TAMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001		100.00%	174,780	196,580	1,936,476	REGENCY THEATRES TAMARAC SQ.(2008)

69 DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997/2002	1997		100.00%	408,337	529,488	6,856,637	GOLFSMITH GOLF CENTER(2012), SOUNDTRACK(2017), ROSS DRESS FOR LESS(2008), OFFICE MAX(2012), MICHAEL’S(2007), TOYS R S(2011), BORDERS(2017), LOEHMANN’S(2012), HOME DEPOT(NOT OWNED), RECREATIONAL EQUIPMENT(NOT OWNED)

70 DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003		100.00%	244,383	244,383	4,107,334	LINENS ‘N THINGS(2013), PIER 1 IMPORTS(2014), OFFICE MAX(2012), KING SOOPERS(2017)

71 FORT COLLINS. CO	MULBERRY AND LEMAY CROSSINGS MULBERRY ST. & S. LEMAY AVE.	80525	SC	2004	2003		100.00%	18,988	316,420	425,171	WAL -MART(NOT OWNED), HOME DEPOT(NOT OWNED)

72 LITTLETON, CO	ASPEN GROVE 7301 SOUTH SANTA FE	80120	LC	2002	1	*	100.00%	231,450	255,184	6,608,751	COLDWATER CREEK(2011), TALBOTS(2012),ANN TAYLOR(2012), J.CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS- SONOMA(2014), J.JILL(2012), BOMBAY COMPANY(2012), PIER 1 IMPORTS(2011), JOSEPH A. BANK CLOTHERS(2012), BUCA di BEPPO(2013), CHAMPPS(2022),POTTERY BARN(2014)

73 PARKER, CO (FLATACRES)	FLATACRES MARKETCENTER SOUTH PARKER ROAD	80134	SC	2003	2003		14.50%	116,644	221,520	2,036,712	BED BATH & BEYOND(2014), GART SPORTS(2014), MICHAEL’S(2013), KOHL’S(NOT OWNED)

74 PARKER, CO (PAVILIONS)	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2003	2003		14.50%	89,631	409,897	1,717,576	OFFICE DEPOT(2016), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

Connecticut

75 PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999/2001	1	*	14.50%	463,394	566,537	6,078,340	LOWE’S(2019), KOHL’S(2022), DSW SHOE WAREHOUSE(2015), DICK’S SPORTING GOODS(2020), PETSMART(2015), A.C. MOORE(2014), OLD NAVY(2011), LINENS ‘N THINGS(2017), PLAINVILLE THEATRE(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007
Time:11:36:42AM

Quarter: 4Q06

Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
Florida

76 BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985/2003	1/2	*	100.00%	209,714	209,714	1,368,254	PUBLIX SUPER MARKETS(2010), BEALL’S(2014), T.J. MAXX(2010)

77 BOYNTON BEACH, FL	MEADOWS SQUARE HYPOLUXO RD & N. CONGRESS AVE	33461	SC	1986	2004		100.00%	106,224	106,224	1,430,752	PUBLIX SUPER MARKETS(2011)

78 BRANDON, FL	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972/1997/2003	2	*	100.00%	161,900	228,022	787,939	K MART(2007), KANE FURNITURE(NOT OWNED)

79 BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003		14.50%	148,267	196,801	1,887,491	COMPUSA(2017), JO -ANN STORES(2017), PUBLIX SUPER MARKETS(2019), BABIES R US(NOT OWNED)

80 BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997/2004	2003		14.50%	113,986	243,641	1,485,688	LINENS ‘N THINGS(2014), SPORTS AUTHORITY(2018), PETSMART(2020), LOWE’S(NOT OWNED)

81 CRYSTAL RIVER, FL	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986/2001	1/2	*	100.00%	160,135	160,135	768,030	BEALL’S(2012), BEALL’S OUTLET(2011)

82 DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001		100.00%	76,087	76,087	885,207	MARSHALLS(2010)

83 ENGLEWOOD, FL	ROTONDA PLAZA 5855 PLACIDA ROAD	34224	SC	1991	2004		100.00%	46,835	46,835	450,719	KASH N KARRY(2011)

84 GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003		100.00%	29,827	333,654	415,604	LOWE’S(NOT OWNED), WAL -MART(NOT OWNED)

85 JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995		100.00%	219,735	295,752	1,412,132	J.C. PENNEY(2007), WINN DIXIE STORES(2009)

86 JACKSONVILLE, FL(ARLINGTON RD)	ARLINGTON ROAD PLAZA 926 ARLINGTON ROAD	32211	SC	1990/1999	2004		100.00%	182,098	182,098	861,692	FOOD LION(2010)

87 LAKELAND, FL (HIGHLANDS)	HIGHLANDS PLAZA SHOPPING CTR 2228 LAKELANDS HIGHLAND ROAD	33803	SC	1990	2004		100.00%	102,572	102,572	803,907	WINN DIXIE STORES(2017)

88 MARIANNA, FL	THE CROSSROADS 2814-2822 HIGHWAY 71	32446	SC	1990	1/2	*	100.00%	63,894	63,894	309,150	BEALL’S(2008)

89 MIAMI, FL	THE SHOPS OF MIDTOWN 3401N. MIAMI AVENUE	33127	SC	2006	1	*	100.00%	208,976	208,976	782,760	CIRCUIT CITY(2022)

90 NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995		14.50%	267,808	283,208	3,141,120	WAL -MART(2014), T.J. MAXX(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS(2010), CIRCUIT CITY(2015), OFFICE MAX(2010)

91 OCALA, FL (WEST)	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003		100.00%	104,563	104,563	832,398	SPORTS AUTHORITY(2012), HOBBY LOBBY(2016)

92 ORANGE PARK, FL (THE VILLAGE)	THE VILLAGE SHOPPING CENTER 950 BLANDING BLVD	32065	SC	1993/2000	2004		100.00%	72,531	135,473	695,320	BEALL’S(2009), ALBERTSON’S(NOT OWNED)

93 ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994		100.00%	234,042	234,042	1,925,447	BEALL’S(2018), ROSS DRESS FOR LESS(2016), PUBLIX SUPER MARKETS(2013)

94 OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	1	*	20.00%	186,212	321,249	2,020,892	OFFICE MAX(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S(2009), T.J. MAXX(2010), LINENS ‘N THINGS(2011), LOWE’S(NOT OWNED)

95 PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995		100.00%	52,395	229,188	963,566	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007
Time:11:36:42AM

Quarter: 4Q06

Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
96 PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	32534	SC	1988/1997/1999	1/2	*	100.00%	17,150	236,892	243,830	WALMART(NOT OWNED)

97 SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD.	34613	SC	1988/1997	1/2	*	100.00%	188,924	393,000	1,625,916	BEALL’S(2011), ROSS DRESS FOR LESS(2014), WALMART(NOT OWNED)

98 TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994/2004	2003		100.00%	58,386	231,035	437,776	BEALL’S OUTLET(2009), WAL -MART(NOT OWNED)

99 TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	1/2	*	20.00%	104,460	222,388	1,301,376	PUBLIX SUPER MARKETS(2010), WALMART(NOT OWNED)

100 TAMPA, FL (HORIZON PARK)	HORIZON PARK SHOPPING CENTER 3908 WEST HILLSBOROUGH HIGHWAY	33614	SC	1987/2003	2004		100.00%	215,817	215,817	1,771,557	NORTHERN TOOL(2015), BABIES R US(2008), PEARL ARTIST & CRAFT SUPPLY(2007)

101 TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	1/2	*	100.00%	134,309	249,690	1,026,791	BEALL’S(2007), KASH N KARRY(2010), WALMART(NOT OWNED)

102 TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974/1998	1/2	*	100.00%	198,797	199,447	1,402,282	K MART(2009), BIG LOTS(2012), STAPLES(2013)

103 WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	1/2	*	100.00%	135,421	215,661	793,789	BEALL’S OUTLET(2013), DOLLAR GENERAL(2016), WALMART(NOT OWNED)

Georgia

104 ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003		100.00%	24,000	218,879	304,884	WAL MART(NOT OWNED)

105 ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994		100.00%	99,025	219,025	664,794	WAL -MART(NOT OWNED)

106 ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995/2002	1995		14.50%	343,155	352,755	4,784,540	STEIN MART(2010), BABIES R US(2012), SPORTS AUTHORITY(2012), L.A. FITNESS(2016), OFFICE DEPOT(2012), UNITED ARTISTS THEATRE(2015)

107 CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	30341	SC	1976	2003		100.00%	175,969	175,969	928,495	POP-N-SHOP(2006)

108 COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	31904	SC	1999	2003		100.00%	119,786	242,786	1,339,825	GOODY’S(2011), PETSMART(2015), MICHAEL’S(2009), TARGET(NOT OWNED)

109 CUMMING, GA	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997/1999	2003		100.00%	308,557	652,642	3,755,272	GOODY’S(2012), LOWE’S(2019), MICHAEL’S(2010), OFFICE MAX(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

110 DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003		100.00%	86,158	261,353	1,450,285	BEST BUY(2015), BABIES R US(2011), LOWES(NOT OWNED)

111 LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003		100.00%	75,622	78,422	466,121	FARMERS HOME FURNITURE(2009), FOOD LION(2019)

112 LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003		10.00%	89,064	89,064	496,220

113 LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	2000/2001	2003		10.00%	73,910	73,910	700,052	KROGER(2012)

114 LITHONIA, GA	THE SHOPS AT TURNER HILL 8200 MALL PARKWAY	30038	SC	2004	2003		14.50%	113,675	293,670	1,655,283	BEST BUY(2018), BED BATH & BEYOND(2013), TOYS R US(NOT OWNED), SAM’S CLUB(NOT OWNED)

115 LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003		20.00%	91,196	91,196	960,455	KROGER(2016)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 7 of 22 Quarter: 4Q06
Retail Property List *

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
116 MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003		100.00%	85,105	85,105	481,872	INGLES(2010), FRED’S(2011)

117 MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995/2002	1995		14.50%	301,297	311,194	3,898,122	STEIN MART(2007), ROSS DRESS FOR LESS(2013), PUBLIX SUPER MARKETS(2015), CRUNCH FITNESS(2011)

118 MCDONOUGH, GA	MCDONOUGH MARKETPLACE (LP-II) NE CORNER 175 & HIGHWAY 20	30253	SC	2003	2003		14.50%	53,158	360,729	845,151	OFFICE DEPOT(2016), LOWES(NOT OWNED), WALMART(NOT OWNED)

119 NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003		100.00%	156,497	426,723	1,291,915	LOWE’S(2015), BELK(NOT OWNED), WAL MART(NOT OWNED)

120 STOCKBRIDGE, GA (FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003		100.00%	162,778	162,778	829,736	FRED’S(2013), NORTHERN TOOL(2015), FARMERS HOME FURNITURE(2011), GOODWILL INDUSTRIES(2011)

121 STOCKBRIDGE, GA (PIKE)	PIKE NURSERIES-STOCKBRIDGE 599 HIGHWAY 138W	30281	SC	1997	2003		100.00%	0	10,800	244,145

122 STONE MOUNTAIN, GA (RIVER)	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	2003		100.00%	2,000	2,000	46,200

123 SUWANEE, GA (JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANEE	30024	SC	2001/2004	2003		100.00%	285,336	285,336	3,906,154	BORDERS(2021), PETSMART(2020), KOHL’S(2022), MICHAEL’S(2011), STAPLES(2016), SHOE GALLERY(2014)

124 TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998/2003	2003		100.00%	130,832	279,020	1,283,169	GOODY’S(2014), KROGER(2019), WALMART(NOT OWNED)

125 UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003		100.00%	100,002	181,954	510,696	WAL MART(NOT OWNED)

126 WARNER ROBBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003		100.00%	107,941	459,700	1,209,282	T.J. MAXX(2010), STAPLES(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

127 WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	30188	SC	1995	2003		100.00%	44,691	44,691	323,533

Idaho

128 IDAHO FALLS, ID	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976/1992/1997	1998		100.00%	148,593	306,201	750,828	OFFICE MAX(2011), WORLD GYM(2008), FRED MEYER, INC.(NOT OWNED)

129 MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999/2001/2002/2003/ 2004	1	*	100.00%	461,023	731,482	6,190,132	BED BATH & BEYOND(2011), OLD NAVY(2010), SHOPKO(2020), OFFICE DEPOT(2010), ROSS DRESS FOR LESS(2012), MARSHALLS(2012), SPORTSMAN’S WAREHOUSE(2015), CRAFT WAREHOUSE(2013), BABIES R US(NOT OWNED), WALMART(NOT OWNED)

Illinois

130 DECATUR, IL	DECATUR MARKETPLACE MARYLAND STREET	62521	SC	1999	2003		100.00%	22,775	194,775	257,970	WAL MART(NOT OWNED)

131 DEER PARK, IL	DEER PARK TOWN CENTER 20530 NORTH RAND RD #303	60010	L C	2000/2004	1	*	24.75%	286,889	391,084	7,702,840	GAP # 581(2010), BARNES & NOBLE(NOT OWNED), CENTURY CINEMAS(NOT OWNED), PIER 1 IMPORTS(201), BANANA REPUBLIC(2010), POTTERY BARN KIDS(2012), POTTERY BARN(2013), RESTORATION HARDWARE(2010), EDDIE BAUER HOME(2011), EDDIE BAUER SPORTSWEAR(2011), COLDWATER CREEK(2010), J.CREW(2011), ANN TAYLOR(2011), TALBOTS/TALBOTS PETITES(2011), WILLIAMS- SONOMA(2013), JOSEPH A. BANKCLOTHERS(2011), CALIFORNIA PIZZA KITCHEN(2013), BATH AND BODY WORKS(2011), J.JILL(2013), BOMBAY(2007), AMERICAN EAGLE(2007), VICTORIA’s SECRET(2007)

132 MCHENRY, IL	THE SHOPS AT FOX RIVER 3340 SHOPPERS DRIVE	60050	SC	2006	1	*	100.00%	41,400	41,400	304,200

133 MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	M M	1974/1998/2000	2	*	100.00%	269,328	269,328	1,001,627	SEARS(2013), GOODY’S(2015), J.C. PENNEY(2007)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 8 of 22 Quarter: 4Q06
Retail Property List *

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
134 ORLAND PARK, IL	MARLEY CREEK SQUARE 179TH & SOUTH WOLF ROAD	60467	SC	2006	2006		50.00%	57,658	62,558	407,539

135 ORLAND PARK, IL (HOME DEPOT)	HOME DEPOT CENTER 15800 HARLEM AVENUE	60462	SC	1987/1993	2004		100.00%	149,498	149,498	1,448,664	HOME DEPOT(2012)

136 SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993/1998/2002	1995		14.50%	508,815	674,504	8,690,198	CIRCUIT CITY(2009), OFF 5TH(2011), PETSMART(2014), HOMEGOODS(2014), OFFICE MAX(2010), CONTAINER STORE(2011), FILENE’S BASEMENT(2014), MARSHALLS(2009), NORDSTROM RACK(2009), BORDERS(2009), EXPO DESIGN CENTER(2019), COSTCO(NOT OWNED), PRAIRIE ROCK RESTAURANT(NOT OWNED)

Indiana

137 BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993/1997	2	*	100.00%	223,431	223,431	1,155,653	K MART(2008), GOODY’S(2008), J.C. PENNEY(2008)

138 HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995/2001	1996		20.00%	312,546	524,410	3,559,373	MARSHALLS(2011), KOHL’S(2016), CIRCUIT CITY(2016), OFFICE MAX(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED), BORDERS(NOT OWNED)

139 LAFAYETTE, IN	PARK EAST MARKETPLACE 4205 — 4315 COMMERCE DRIVE	47905	SC	2000	2003		100.00%	35,100	243,850	378,350	WAL MART(NOT OWNED)

Iowa

140 CEDAR RAPIDS, IA	NORTHLAND SQUARE 303 -367 COLLINS ROAD, NE	52404	SC	1984	1998		100.00%	187,068	207,405	1,871,609	T.J. MAXX(2010), OFFICE MAX(2010), BARNES & NOBLE(2010), KOHL’S(2021)

141 OTTUMWA, IA	QUINCY PLACE MALL 1110 QUINCY AVENUE	52501	M M	1990/1999/2002	1/2	*	100.00%	241,427	344,677	1,334,540	HERBERGER’S(2020), J.C. PENNEY(2010), GOODY’S(2014), TARGET(NOT OWNED)

Kansas

142 LEAWOOD, KS	TOWN CENTER PLAZA 5000 W 119 STREET	66209	L C	1996/2002	1998		100.00%	308,628	490,999	7,990,126	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), VICTORIA’S SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J.JILL(2013), POTTERY BARN(2009), WILLIAMS- SONOMA(2009) , AMERICAN EAGLE(2013), PACIFIC SUNWEAR(2012), BRAVO CUCINA ITALIANA(2013), RESTORATION HARDWARE(2012), HOULIHANS(2025), BRISTOL SEAFOOD BAR & GRILL(2011), BOMBAY(2006),THE JONES STORE(2009)

143 MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998/2004	1	*	14.50%	351,234	473,740	4,192,624	OFFICE MAX(2013), PETSMART(2019), HEN HOUSE(2018), MARSHALLS(2008), DICK’S SPORTING GOODS(2016), CINEMARK(2018), HOME DEPOT #2202(NOT OWNED)

144 OVERLAND PARK, KS (CHEROKEE)	CHEROKEE NORTH SHOPPING CENTER 8800-8934 W 95th STREET	66212	SC	1987/2002	1998		24.75%	60,765	60,981	792,150

145 OVERLAND PARK, KS (POINTE)	OVERLAND POINTE MARKETPLACE INTER 135TH & ANTIOCH RD	66213	SC	2001/2004	2003		14.50%	42,632	361,759	906,347	HOME DEPOT(NOT OWNED), SAM’S CLUB(NOT OWNED), BABIES R US(NOT OWNED)

146 WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002		100.00%	203,997	253,997	2,048,017	OFFICE MAX(2007), T.J. MAXX(2011), BARNES & NOBLE(2012), KCBB, INC BURLINGTON(NOT OWNED)

Kentucky

147 FLORENCE, KY (TURFWAY)	TURFWAY PLAZA 6825 TURFWAY ROAD	41042	SC	1975/1998	2004		100.00%	133,985	133,985	968,461	OFFICE DEPOT(2011), PARTY TOWN(2016), BIG LOTS(2008)

148 FRANKFORT, KY (EASTWOOD)	EASTWOOD SHOPPING CENTER 260 VERSAILLES ROAD	40601	SC	1963/1994	2004		100.00%	155,104	155,104	849,673	SEARS(2011)

149 LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE	40511	SC	1998	2003		100.00%	46,647	228,878	610,374	STAPLES(2016), WAL MART(NOT OWNED)
	524 WEST NEW CIRCLE

150 LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O -WAR BOULEVARD AND NICHOL	40503	SC	1998	2003		100.00%	27,643	344,280	595,780	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 9 of 22 Quarter: 4Q06
Retail Property List *

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
151 LOUISVILLE, KY (OUTER LOOP)	OUTER LOOP PLAZA 7505 OUTER LOOP HIGHWAY	40228	SC	1973/1989/1998	2004		100.00%	120,777	120,777	644,549	VALU DISCOUNT(2009)

152 RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	40475	SC	1992	2003		100.00%	158,041	229,313	257,700	FOOD LION(2017), BALLARD’S(NOT OWNED)

Maine

153 BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997		100.00%	301,992	310,229	2,603,208	HOYTS CINEMAS(2010), BRUNSWICK BOOKLAND(2014), BIG LOTS(2008), T.J. MAXX(2010), SEARS(2012)

Maryland

154 SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	1	*	100.00%	126,135	350,012	1,683,102	BEST BUY(2013), MICHAEL’S(2009), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

Massachusetts

155 EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	1	*	100.00%	222,287	639,807	4,535,719	BED BATH & BEYOND(2011), OLD NAVY(2011), OFFICE MAX(2020), BABIES R US(2013), MICHAEL’S(2012), COSTCO(NOT OWNED)

156 FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995		14.50%	769,276	778,701	14,428,379	TOYS R US(2020), MACY’S FURNTURE GALLERY(2020), T.J. MAXX(2010), BABIES R US(2013), DSW SHOE WAREHOUSE(2012), A.C. MOORE(2007), MARSHALLS(2011), BOBS(2011), LINENS ‘N THINGS(2011), SPORTS AUTHORITY(2015), PETSMART(2011), BEST BUY(2014), BARNES & NOBLE(2011), AMC THEATRE(2014), KOHL’S(2010)

Michigan

157 BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	48413	SC	1991	1993		100.00%	63,415	134,574	396,808	FARMER JACK(2012), WAL -MART(NOT OWNED)

158 BENTON HARBOR, MI	FAIRPLAIN PLAZA 1000 NAPIER AVE	49022	SC	1998	2006		20.00%	222,739	413,399	1,546,949	OFFICE DEPOT(2008), T.J. MAXX(2009), KOHL’S(NOT OWNED), TARGET(NOT OWNED)

159 CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	49721	SC	1988	1994		100.00%	70,076	145,827	255,713	K MART(2010), KMART(NOT OWNED)

160 DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989/2002	1998		100.00%	343,619	450,349	2,453,512	NATIONAL WHOLESALE LIQUIDATORS(2016), PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS(2008), KIDS R US(2013), FORMAN MILLS(2012), TARGET(NOT OWNED)

161 GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	49735	SC	1991/2004	1993		100.00%	150,203	150,203	682,194	DUNHAM’S SPORTING GOODS(2011), BIG LOTS(2010), BUY LOW(2011)

162 GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECT 44TH ST & CANAL AVE	49418	SC	2003	2003		14.50%	201,726	352,098	2,542,211	CIRCUIT CITY(2017), LINENS ‘N THINGS(2013), GANDER MOUNTAIN(2016), OFFICE MAX(2013), LOWE’S(NOT OWNED)

163 HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	49931	MM	1981/1999	1/2	*	100.00%	257,863	257,863	995,195	STEVE & BARRY’S(2013), J.C. PENNEY(2010), OFFICE MAX(2014)

164 HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	1993		100.00%	215,047	215,047	994,340	ELDER-BEERMAN(2011), DUNHAM’S SPORTING GOODS(2011)

165 LANSING, MI	THE MARKETPLACE AT DELTA TOWNS 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000/2001	2003		100.00%	135,697	489,104	1,449,584	MICHAEL’S(2011), GANDER MOUNTAIN(2015), STAPLES(2016), PETSMART(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

166 MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	48858	SC	1990	2	*	100.00%	249,680	249,680	1,665,584	WAL-MART(2009), T.J. MAXX(2014), KROGER(2011)

167 SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993/1998	1994		100.00%	270,761	270,761	1,727,682	WAL-MART(2012), J.C. PENNEY(2008), DUNHAM’S SPORTING GOODS(2011), GLEN’S MARKET(2013)

168 WALKER, MI (ALPINE AVE)	GREEN RIDGE SQUARE II 3410 ALPINE AVENUE	49504	SC	1991/1995	2004		100.00%	91,749	91,749	930,669	CIRCUIT CITY(2010), BED BATH & BEYOND(2015)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 10 of 22 Quarter: 4Q06
Retail Property List *

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
169 WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	49504	SC	1989	1995		100.00%	133,538	303,447	1,551,937	T.J. MAXX(2011), OFFICE DEPOT(2010), TARGET(NOT OWNED), TOYS R US(NOT OWNED)

Minnesota

170 BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	56601	M M	1977/1998	2	*	100.00%	297,803	297,803	1,516,618	K MART(2007), HERBERGER’S(2010), J.C. PENNEY(2008)

171 BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	56401	M M	1985/1998	1/2	*	100.00%	260,319	260,319	1,853,790	STEVE & BARRY’S(2013), HERBERGER’S(2013), MOVIES 10(2011)

172 COON RAPIDS, MN	RIVERDALE VILLAGE 12921 RIVERDALE DRIVE	55433	SC	2003	1	*	14.50%	551,867	940,371	8,948,743	KOHL’S(2020), JO -ANN STORES(2010), LINENS ‘N THINGS(2016), BORDERS(2023), OLD NAVY(2012), SPORTSMAN’S WAREHOUSE(2017), BEST BUY(2013), DSW SHOE WAREHOUSE(2016), SEARS(NOT OWNED), COSTCO(NOT OWNED), J.C. PENNEY(NOT OWNED)

173 EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997/2001	1997		50.00%	278,211	342,014	3,559,763	BYERLY’S(2016), PETSMART(2018), BARNES & NOBLE(2012), OFFICE MAX(2013), T.J. MAXX(2007), BED BATH & BEYOND(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

174 HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	55350	M M	1981	1/2	*	100.00%	121,001	209,843	449,534	J.C. PENNEY(2011), HENNEN’S FURNITURE(NOT OWNED)

175 MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I -94	55369	SC	1995/2002	1996		50.00%	265,957	354,321	3,002,577	KOHL’S(2016), BARNES & NOBLE(2011), GANDER MOUNTAIN(2011), MICHAEL’S(2012), BED BATH & BEYOND(2012), CUB FOODS(NOT OWNED)

176 ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	55104	SC	1995	1997		14.50%	324,354	473,596	2,684,640	WAL-MART(2022), CUB FOODS(2015), PETSMART(2011), MERVYN’S(2016), BORDERS BOOKS AND MUSIC(NOT OWNED), HERBERGER’S(NOT OWNED)

177 WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	56187	M M	1977	1/2	*	100.00%	185,658	185,658	533,516	J.C. PENNEY(2007), HY VEE FOOD STORES(2011)

Mississippi

178 GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARWAY	39503	SC	1999	2003		100.00%	457,119	532,250	5,285,910	ACADEMY SPORTS(2015), BED BATH & BEYOND(2014), ROSS DRESS FOR LESS(2015), GOODY’S(2011), T.J. MAXX(2009), CINEMARK(2019), OFFICE DEPOT(2014), BARNES & NOBLE(2014), BELK’S(NOT OWNED)

179 JACKSON, MS (JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003		100.00%	107,780	326,319	1,173,321	PETSMART(2012), OFFICE DEPOT(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

180 JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003		100.00%	52,617	182,300	293,052	OFFICE DEPOT(2012), HOME DEPOT(NOT OWNED)

181 OXFORD, MS	OXFORD PLACE 2015-2035 UNIVERSITY AVENUE	38655	SC	2000	2003		20.00%	13,200	71,866	331,088	KROGER(NOT OWNED)

182 SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003		100.00%	55,749	173,269	545,774	STAPLES(2016), HOME DEPOT(NOT OWNED)

183 STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1999/2004	1994		100.00%	133,691	268,254	915,148	J.C. PENNEY(2010), KROGER(2042), LOWE’S(NOT OWNED)

184 TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994		100.00%	348,236	348,236	1,926,726	SAM’S CLUB(2012), GOODY’S(2007), WAL -MART(2012)

Missouri

185 ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	1	*	50.00%	42,091	290,147	426,080	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

186 FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	63206	SC	1970/1997	1/2	*	100.00%	93,420	100,420	932,664

187 INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995/1999	1995		14.50%	386,066	403,166	5,022,374	KOHL’S(2016), BED BATH & BEYOND(2012), MARSHALLS(2012), BEST BUY(2016), BARNES & NOBLE(2011), AMC THEATRE(2015)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 11 of 22 Quarter: 4Q06
Retail Property List *

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
188 KANSAS CITY, MO (WARD PARKWAY)	WARD PARKWAY 8600 WARD PARKWAY	64114	SC	1959/2004	2003		20.00%	358,373	681,878	5,341,077	DICK’S SPORTING GOODS(2016), 24 HOUR FITNESS(2023), PETSMART(2016), STEVE & BARRY’S(2014), AMC THEATRE(2011), OFF BROADWAY SHOES(2015), T.J. MAXX(2013), TARGET(NOT OWNED), DILLARD’S(NOT OWNED)

189 SPRINGFIELD,MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998		100.00%	56,033	56,033	491,757	TOYS R US(2013)

190 ST. JOHN, MO	ST JOHN CROSSING 9000-9070 ST CHARLES ROCK RD	63114	SC	2003	2003		100.00%	93,513	93,513	1,016,406	SHOP ‘N SAVE(2022)

191 ST. LOUIS (SUNSET), MO	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998		100.00%	415,435	450,938	5,519,995	TOYS R US(2013), COMPUSA(2013), BED BATH & BEYOND(2012), MARSHALLS(2012), HOME DEPOT(2023), PETSMART(2012), BORDERS(2011)

192 ST.LOUIS, MO (KELLER PLAZA)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998		100.00%	52,842	169,699	528,029	KELLER PLAZA 8(2011), SAM’S(NOT OWNED)

193 ST.LOUIS, MO (SOUTHTOWNE)	SOUTHTOWNE KINGS HIGHWAY & CHIPPEWA	63109	SC	2004	1998		100.00%	67,628	67,628	1,052,058	OFFICE MAX(2014)

194 ST.LOUIS,MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998		100.00%	299,584	299,584	4,022,889	TARGET(2023), BED BATH & BEYOND(2009), PETSMART(2014), LANE HOME FURNISHINGS(2013)

195 ST.LOUIS,MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998		100.00%	110,992	114,992	597,912	K MART(2008)

196 ST.LOUIS,MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	63121	SC	1985	1998		100.00%	92,372	92,372	1,167,973	T.J. MAXX(2008)

Nevada

197 CARSON CITY, NV	EAGLE STATION 3871 S. CARSON STREET	89701	F O	1983	2005		50.00%	60,494	60,494	543,660	MERVYN’S(2020)

198 LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS CHARLESTON & MARYLAND BLVD	89102	SC	2003	1	*	100.00%	24,032	27,300	431,256

199 LAS VEGAS, NV(LOMA)	LOMA VISTA SHOPPING CENTER 4700 MEADOW LANE	89107	F O	1979	2005		50.00%	75,687	75,687	765,000	MERVYN’S(2020)

200 LAS VEGAS, NV(NELLIS)	NELLIS CROSSING SHOPPING 1300 S. NELLIS BLVD	89104	F O	1986	2005		50.00%	76,016	76,016	683,400	MERVYN’S(2020)

201 RENO, NV (SIERRA)	SIERRA TOWN CENTER 6895 SIERRA CTR PKWY	89511	F O	2002	2005		50.00%	79,239	79,239	623,220	MERVYN’S(2020)

202 RENO, NV.	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	89505	SC	2000	2000		100.00%	52,474	52,474	693,866	CENTURY THEATRE(2014)

203 SW LAS VEGAS, NV	GRAND CANYON PARKWAY S. C. 4265 S. GRAND CANYON DRIVE	89147	F O	2003	2005		50.00%	79,294	79,294	890,460	MERVYN’S(2020)

New Jersey

204 FREEHOLD, NJ	aREEHOLD MARKETPLACE NJ HWY 33 & W. MAIN ST(RT 537)	07728	SC	2005	1	*	100.00%	0	307,270	0	WALMART(NOT OWNED), SAM’S CLUB(NOT OWNED)

205 HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2004	2003		100.00%	446,940	935,620	7,906,961	STAPLES(2015), KOHL’S(2023), LINENS ‘N THINGS(2014), MICHAEL’S(2013), ROSS DRESS FOR LESS(2014), SHOPRITE(2028), BARNES & NOBLE(2014), LOWE’S(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), WALMART(NOT OWNED)

206 MAYS LANDING, NJ (HAMILTON)	HAMILTON COMMONS 4215 BLACK HORSE PIKE	08330	SC	2001	2004		100.00%	398,870	398,870	5,967,617	REGAL CINEMAS(2021), ROSS DRESS FOR LESS(2012), BED BATH & BEYOND(2017), MARSHALLS(2012), SPORTS AUTHORITY(2015), CIRCUIT CITY(2020)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 11 of 22 Quarter: 4Q06
Retail Property List *

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
207 MAYS LANDING, NJ (WRANGLEBORO	WRANGLEBORO CONSUMER SQUARE 2300 WRANGLEBORO ROAD	08330	SC	1997	2004		100.00%	839,019	839,019	9,564,888	BEST BUY(2017), BORDERS(2017), KOHL’S(2018), STAPLES(2012), BABIES R US(2013), BJ’S WHOLESALE CLUB(2016), DICK’S SPORTING GOODS(2013), LINENS ‘N THINGS(2012), MICHAEL’S(2008), TARGET(2023), PETSMART(2013)

208 MT. LAUREL, NJ	CENTERTON SQUARE CENTERTON ROAD & MARTER AVE.	08054	SC	2005	1	*	100.00%	284,177	713,973	6,671,795	BED BATH & BEYOND(2015), PETSMART(2015), DSW SHOE WAREHOUSE(2015), JO-ANN STORES(2015), T.J. MAXX(2015), SPORTS AUTHORITY(2016), WEGMANS(NOT OWNED), TARGET(NOT OWNED), COSTCO(NOT OWNED)

209 PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	02071	SC	1995	1997		100.00%	287,686	796,495	5,497,412	BORDERS(2011), BEST BUY(2012), LINENS ‘N THINGS(2011), PETSMART(2011), BABIES R US(2016), TARGET(NOT OWNED)

210 PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	02071	SC	1999/2004	1	*	100.00%	202,622	309,285	4,057,254	DICK’S SPORTING GOODS(2015), MICHAEL’S(2009), KOHL’S(2019)

211 WEST LONG BRANCH, NJ(MONMOUTH)	MONMOUTH CONSUMER CENTER 310 STATE HIGHWAY #36	07764	SC	1993	2004		100.00%	292,999	292,999	4,035,362	SPORTS AUTHORITY(2012), BARNES & NOBLE(2009), PETSMART(2008), HOME DEPOT(2013)

New Mexico

212 LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978/1997	1/2	*	100.00%	93,021	93,021	662,544	SMITH’S FOOD & DRUG(2007), FURR’S PHARMACY(2008), BEALLS(2009)

New York

213 ALDEN, NY (TOPS)	TOPS PLAZA - ALDEN 12775 BROADWAY	14004	SC	1999	2004		100.00%	67,992	67,992	711,350	TOPS MARKETS(2019)

214 AMHERST, NY	TOPS PLAZA - AMHERST 3035 NIAGARA FALLS BLVD.	14828	SC	1986	2004		20.00%	145,192	145,192	1,141,412	TOPS MARKETS(2010)

215 AMHERST, NY (BOULEVARD CONSUME	BOULEVARD CONSUMER SQUARE 1641-1703 NIAGARA FALLS BLVD	14228	SC	1998/2001/2003	2004		100.00%	573,952	709,114	6,473,693	TARGET(2019), K MART(2007), BABIES R US(2015), BARNES & NOBLE(2014), BEST BUY(2016), BED BATH & BEYOND(2018), A.C. MOORE(2013), LOWES(NOT OWNED)

216 AMHERST, NY (BURLINGTON/JOANN)	BURLINGTON PLAZA 1551 NIAGARA FALLS BOULEVARD	14228	SC	1978/1982/1990/1998	2004		100.00%	199,504	199,504	2,106,207	BURLINGTON COAT FACTORY(2014), JO-ANN STORES(2014)

217 AMHERST, NY (SHERIDAN/HARLEM)	SHERIDAN HARLEM PLAZA 4990 HARLEM ROAD	14226	SC	1960/1973/1982/1988/ 2003	2004		100.00%	58,413	58,413	630,581

218 AMHERST, NY (TOPS-TRANSIT COMM	TOPS PLAZA - TRANSIT/N. FRENCH 9660 TRANSIT ROAD	14226	SC	1995/1998	2004		100.00%	114,177	114,177	1,172,939	TOPS MARKETS(2016)

219 AMHERST, NY (UNIVERSITY PLAZA)	UNIVERSITY PLAZA 3500 MAIN STREET	14226	SC	1965/1995/2002	2004		100.00%	162,879	162,879	1,436,220	A.J. WRIGHT(2012), TOPS MARKETS(2009)

220 ARCADE, NY	TOPSPLAZA-ARCADE ROUTE 39	14009	SC	1995	2004		10.00%	65,915	65,915	662,409	TOPS MARKETS(2015)

221 AVON, NY	TOPS PLAZA-AVON 270 E. MAIN STREET	14414	SC	1997/2002	2004		10.00%	63,288	63,288	454,162	TOPS MARKETS(2017)

222 BATAVIA, NY (BJS)	BJs PLAZA 8326 LEWISTON ROAD	14020	SC	1996	2004		14.50%	95,846	95,846	821,821	BJ’S WHOLESALE CLUB(2016)

223 BATAVIA, NY (COMMONS)	BATAVIA COMMONS 419 WEST MAIN STREET	14020	SC	1990	2004		14.50%	49,431	49,431	530,599

224 BATAVIA, NY (MARTIN’S PLAZA)	MARTIN’S PLAZA 8351 LEWISTON ROAD	14020	SC	1994	2004		14.50%	37,140	115,161	445,778	MARTIN’S(NOT OWNED)

225 BIG FLATS, NY (CONSUMER SQUARE	BIG FLATS CONSUMER SQUARE 830 COUNTY ROUTE 64	14814	SC	1993/2001	2004		100.00%	641,264	641,264	6,171,908	DICK’S SPORTING GOODS(2008), WAL-MART(2013), SAM’S CLUB(2013), TOPS MARKETS(2013), BED BATH & BEYOND(2014), MICHAEL’S(2010), OLD NAVY(2009), STAPLES(2011), BARNES & NOBLE(2011), T.J. MAXX(2007)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 13 of 22 Quarter: 4Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
226 BUFFALO, NY (DELAWARE CONSUMER	DELAWARE CONSUMER SQUARE 2636-2658 DELAWARE AVENUE	14216	SC	1995	2004	100.00%	238,531	238,531	2,138,328	A.J. WRIGHT(2012), OFFICE MAX(2012), TARGET(2015)

227 BUFFALO, NY (ELMWOOD)	ELMWOOD REGAL CENTER 1951 - 2023 ELMWOOD AVENUE	14207	SC	1997	2004	100.00%	133,940	133,940	1,524,235	REGAL CINEMAS(2017), OFFICE DEPOT(2012)

228 BUFFALO, NY (MARSHALLS)	MARSHALLS PLAZA 2150 DELAWARE AVENUE	14216	SC	1960/1975/1983/1995	2004	100.00%	82,196	82,196	795,587	MARSHALLS(2009)

229 CANANDAIGUA, NY	TOPS PLAZA 5150 North Street	14424	SC	2002	2004	100.00%	57,498	57,498	769,500	TOPS MARKETS(2023)

230 CHEEKTOWAGA, NY (BORDERS)	BORDERS BOOKS 2015 WALDEN AVENUE	14225	SC	1994	2004	14.50%	26,500	26,500	609,500	BORDERS(2015)

231 CHEEKTOWAGA, NY (THRUWAY PLAZA	THRUWAY PLAZA 2195 HARLEM ROAD	14225	SC	1965/1995/1997/2004	2004	100.00%	371,512	503,844	2,656,718	WAL-MART(2017), MOVIELAND 8 THEATRES(2019), TOPS MARKETS(2019), A.J. WRIGHT(2015), VALUE CITY FURNITURE(2009), M & T BANK(2017), HOME DEPOT(NOT OWNED)

232 CHEEKTOWAGA, NY (TOPS UNION)	TOPS PLAZA - UNION ROAD 3825 - 3875 UNION ROAD	14225	SC	1978/1989/1995/2004	2004	20.00%	151,357	151,357	1,567,462	TOPS MARKETS(2013)

233 CHEEKTOWAGA, NY (UNION CONSUME	UNION CONSUMER SQUARE 3733 - 3735 UNION ROAD	14225	SC	1989/1998/2004	2004	14.50%	386,548	386,548	4,390,405	MARSHALLS(2009), OFFICE MAX(2010), SAM’S CLUB(2024), CIRCUIT CITY(2016), JO –ANN STORES(2015)

234 CHEEKTOWAGA, NY (UNION)	UNION ROAD PLAZA 3637 UNION ROAD	14225	SC	1979/1982/1997/2003	2004	14.50%	174,438	174,438	1,198,011	DICK’S SPORTING GOODS(2015)

235 CHEEKTOWAGA, NY (WALDEN PLACE)	WALDEN PLACE 2130-2190 WALDEN AVENUE	14225	SC	1994/1999	2004	14.50%	68,002	68,002	267,125

236 CHEEKTOWAGA, NY (WALDEN)	CONSUMER SQUARE 1700 - 1750 WALDEN AVENUE	14225	SC	1997/1999/2004	2004	14.50%	255,964	255,964	2,330,224	OFFICE DEPOT(2009), LINENS ’N THINGS(2015), MICHAEL’S(2013), TARGET(2015)

237 CHILI, NY (KMART)	CHILI PLAZA 800 PAUL ROAD	14606	SC	1998	2004	100.00%	116,868	120,368	748,189	SEARS(2019)

238 CICERO, NY (BEAR RD)	BEAR ROAD PLAZA 709-729 NORTH MAIN STREET	13212	SC	1978/1988/1995	2004	100.00%	59,483	59,483	447,223

239 CLARENCE, NY (BARNES)	BARNES & NOBLE 7370 TRANSIT ROAD	14031	SC	1992	2004	14.50%	16,030	16,030	304,249

240 CLARENCE, NY (EASTGATE PLAZA)	EASTGATE PLAZA TRANSIT & GREINER ROADS	14031	SC	1995/1997/1999/2001/2004	2004	14.50%	520,876	520,876	4,160,296	BJ’S WHOLESALE CLUB(2021), DICK’S SPORTING GOODS(2011), LINENS ’N THINGS(2015), MICHAEL’S(2010), WAL-MART(2019)

241 CLARENCE, NY (JOANN)	JOANN PLAZA 4101 TRANSIT ROAD	14221	SC	1994	2004	14.50%	92,720	202,720	743,588	OFFICE MAX(2009), JO -ANN STORES(2015), BIG LOTS(2015), HOME DEPOT(NOT OWNED)

242 CORTLAND, NY (TOPS PLAZA)	TOPS PLAZA - CORTLAND STAPLES 3836 ROUTE 281	13045	SC	1995	2004	100.00%	134,223	134,223	1,731,453	TOPS MARKETS(2016), STAPLES(2017)

243 DANSVILLE, NY (TOPS)	TOPS PLAZA – DANSVILLE 23-65 FRANKLIN STREET	14437	SC	2001	2004	100.00%	67,400	67,400	629,039	TOPS MARKETS(2021)

244 DEPEW, NY	TOPS PLAZA – DEPEW 5175 BROADWAY	14043	SC	1980/1990/1996	2004	100.00%	148,245	148,245	1,573,914	TOPS MARKETS(2016), BIG LOTS(2011)

245 DEWITT, NY (DEWITT COMMONS)	MARSHALLS PLAZA 3401 ERIE BOULEVARD EAST	13214	SC	2001/2003	2004	100.00%	304,177	304,177	2,969,020	TOYS R US(2018), OLD NAVY(2011), MARSHALLS(2019), BED BATH & BEYOND(2018), A.C. MOORE(2014), SYRACUSE ORTHOPEDIC SPECIALIST(2017)

246 DEWITT, NY (MICHAELS/CHUCK E C	MICHAELS – DEWITT 3133 ERIE BOULEVARD	13214	SC	2002	2004	100.00%	49,713	49,713	570,166	MICHAEL’S(2010)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 14 of 22 Quarter: 4Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
247 ELMIRA, NY	TOPS PLAZA-ELMIRA HUDSON STREET	14904	SC	1997	2004	10.00%	98,330	98,330	1,117,100	TOPS MARKETS(2017)

248 GATES, NY (WESTGATE PLAZA)	WESTGATE PLAZA 2000 CHILI AVENUE	14624	SC	1998	2004	100.00%	334,752	334,752	3,219,908	WAL-MART(2021), STAPLES(2015)

249 GREECE, NY	JOANN/PETSMART PLAZA 3042 WEST RIDGE ROAD	14626	SC	1993/1999	2004	100.00%	75,916	75,916	799,191	PETSMART(2008), JO-ANN STORES(2015)

250 HAMBURG, NY (BJS)	BJS PLAZA – HAMBURG 4408 MILESTRIP ROAD	14075	SC	1990/1997	2004	100.00%	175,965	175,965	1,725,858	OFFICE MAX(2010), BJ’S WHOLESALE CLUB(2010)

251 HAMBURG, NY (DICKS-MCKINLEY)	MCKINLEY PLACE 3701 MCKINLEY PARKWAY	14075	SC	1990/2001	2004	100.00%	128,944	128,944	1,450,399	DICK’S SPORTING GOODS(2011), ROSA’S HOME STORE(2009)

252 HAMBURG, NY (HAMBURG VILLAGE)	HAMBURG VILLAGE SQUARE 140 PINE STREET	14075	SC	1960/1972/1984/1996	2004	100.00%	92,717	92,717	881,916

253 HAMBURG, NY (HOME DEPOT)	HOME DEPOT PLAZA – HAMBURG 4405 MILESTRIP ROAD	14219	SC	1999/2000	2004	100.00%	139,413	139,413	1,507,396	HOME DEPOT(2012)

254 HAMBURG, NY (MILESTRIP)	MCKINLEY MILESTRIP CENTER 3540 MCKINLEY PARKWAY	14075	SC	1999	2004	100.00%	106,774	106,774	1,472,383	OLD NAVY(2010), JO-ANN STORES(2015)

255 HAMBURG, NY (TOPS)	SOUTH PARK PLAZA-TOPS 6150 SOUTH PARK AVENUE	14075	SC	1990/1992	2004	10.00%	84,000	84,000	730,500	TOPS MARKETS(2015)

256 HAMLIN, NY	TOPS PLAZA-HAMLIN 1800 LAKE ROAD	14464	SC	1997	2004	10.00%	60,488	60,488	491,705	TOPS MARKETS(2017)

257 IRONDEQUOIT, NY (CULVER RIDGE)	CULVER RIDGE PLAZA 2255 RIDGE ROAD EAST	14622	SC	1972/1984/1997	2004	20.00%	226,812	226,812	2,206,041	REGAL CINEMAS(2022), A.J. WRIGHT(2014)

258 IRONDEQUOIT, NY (RIDGEVIEW)	RIDGEVIEW PLACE 1850 RIDGE ROAD EAST	14617	SC	2000	2004	100.00%	64,732	64,732	847,629

259 ITHACA, NY (TOPS PLAZA)	TOPS PLAZA - ITHACA 614 - 722 SOUTH MEADOW	14850	SC	1990/1999/2003	2004	100.00%	229,320	229,320	3,554,447	OFFICE DEPOT(2014), TOPS MARKETS(2022), MICHAEL’S(2013), BARNES & NOBLE(2018)

260 JAMESTOWN, NY	TOPS PLAZA - JAMESTOWN 75 WASHINGTON STREET	14702	SC	1997	2004	20.00%	98,001	98,001	1,178,454	TOPS MARKETS(2018)

261 JAMESTOWN, NY (SOUTHSIDE)	SOUTHSIDE PLAZA 708-744 FOOTE AVENUE	14701	SC	1980/1997	2004	100.00%	63,140	63,140	573,269	QUALITY MARKET(2017)

262 LANCASTER, NY (REGAL)	REGAL CENTER 6703-6733 TRANSIT ROAD	14221	SC	1997	2004	14.50%	112,949	112,949	927,990	REGAL CINEMAS(2017)

263 LEROY, NY	TOPS PLAZAl - LEROY 128 WEST MAIN STREET	14482	SC	1997	2004	20.00%	62,747	62,747	583,543	TOPS MARKETS(2017)

264 LOCKPORT, NY	WAL-MART/TOPS PLAZA - LOCKPORT 5789 & 5839 TRANSIT RD & HAMM	14094	SC	1993	2004	100.00%	296,582	296,582	2,718,853	WAL-MART(2015), TOPS MARKETS(2021), SEARS HARDWARE(2011)

265 MEDINA, NY (TOPS)	TOPS PLAZA - MEDINA 11200 MAPLE RIDGE ROAD	14103	SC	1996	2004	100.00%	80,028	80,028	526,400	TOPS MARKETS(2016)

266 NEW HARTFORD, NY	CONSUMER SQUARE 4725 - 4829 COMMERCIAL DRIVE	13413	SC	2002	2004	14.50%	514,717	514,717	6,115,602	BARNES & NOBLE(2013), BED BATH & BEYOND(2018), BEST BUY(2013), STAPLES(2018), MICHAEL’S(2013), WAL-MART(2022), T.J. MAXX(2012)

267 NEW HARTFORD, NY (TOPS)	TOPS PLAZA - NEW HARTFORD 40 KELLOPP ROAD	13413	SC	1998	2004	100.00%	127,740	127,740	1,180,160	HANAFORD BROTHERS(2018)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 15 of 22 Quarter: 4Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
268 NIAGARA FALLS, NY (HOME DEPOT)	HOME DEPOT PLAZA - N FALLS 720 & 750 BUILDERS WAY	14304	SC	1994/2000	2004	100.00%	43,842	154,510	577,615	REGAL CINEMAS(2019), HOME DEPOT(NOT OWNED)

269 NIAGARA FALLS, NY (PINE PLAZA)	PINE PLAZA 8207-8351 NIAGARA FALLS BLVD	14304	SC	1980/1992/1998	2004	100.00%	83,273	83,273	709,286	OFFICE MAX(2015)

270 NIAGARA FALLS, NY (TOPS-PORTAG	TOPS - PORTAGE 1000 PORTAGE ROAD	14301	SC	1991	2004	100.00%	117,014	117,014	1,200,084	TOPS MARKETS(2013)

271 NIAGARA FALLS, NY (WEGMANS)	WEGMANS PLAZA - N FALLS 1575 - 1653 MILITARY ROAD	14304	SC	1998	2004	100.00%	122,876	122,876	701,855	WEGMAN'S FOOD MARKETS(2023)

272 NISKAYUNA, NY	MOHAWK COMMONS 402 - 442 BALLTOWN ROAD	12121	SC	2002	2004	100.00%	399,901	530,375	4,569,092	PRICE CHOPPER(2022), LOWE'S(2022), MARSHALLS(2012), BARNES & NOBLE(2014), BED BATH & BEYOND(2019), TARGET(NOT OWNED)

273 NORTH TONAWANDA, NY (MID-CITY	MID-CITY PLAZA 955-987 PAYNE AVENUE	14120	SC	1960/1976/1980/1995/2004	2004	100.00%	215,998	215,998	2,044,760	TOPS MARKETS(2024)

274 NORWICH, NY (TOPS)	TOPS PLAZA-NORWICH 54 EAST MAIN STREET	13815	SC	1997	2004	10.00%	85,453	85,453	1,098,685	TOPS MARKETS(2018)

275 OLEAN, NY (WAL -MART)	WAL -MART PLAZA - OLEAN 3142 WEST STATE STREET	14760	SC	1993/2004	2004	100.00%	285,400	401,406	2,249,822	WAL -MART(2014), EASTWYNN THEATRES(2014), BJ'S WHOLESALE CLUB(2014), HOME DEPOT(NOT OWNED)

276 ONTARIO, NY	TOPS PLAZA - ONTARIO BLOCKBUST 6254-6272 FURNACE ROAD	14519	SC	1998	2004	20.00%	77,040	77,040	787,174	TOPS MARKETS(2019)

277 ORCHARD PARK, NY	CROSSROAD PLAZA 3245 SOUTHWESTERN BOULEVARD	14127	SC	2000	2004	20.00%	167,805	279,920	1,763,751	TOPS MARKETS(2022), STEIN MART(2012), LOWES(NOT OWNED)

278 PLATTSBURGH, NY	CONSUMER SQUARE Rt. 3 - CORNELIA ROAD	12901	SC	1993/2004	2004	100.00%	491,513	491,513	3,452,394	SAM'S CLUB(2013), WAL -MART(2020), T.J. MAXX(2013), PETSMART(2014), MICHAEL'S(2011)

279 ROCHESTER, NY (HEN-JEF)	HEN-JEF PLAZA 400 JEFFERSON RD @ HENRIETTA	14620	SC	1983/1993	2004	100.00%	159,517	159,517	1,242,067	CITY MATTRESS(2009), COMPUSA(2008), PETSMART(2008), TILE SHOP, THE(2015)

280 ROCHESTER, NY (PANORAMA)	PANORAMA PLAZA 1601 PENFIELD ROAD	14625	SC	1959/1965/1972/1980/1986/1994	2004	20.00%	278,241	278,241	3,234,166	LINENS 'N THINGS(2008), TOPS MARKETS(2014)

281 ROCHESTER, NY(HENRIETTA PLAZA)	HENRIETTA PLAZA 1100 JEFFERSON ROAD	14467	SC	1972/1980/1988/1999	2004	100.00%	245,426	245,426	1,857,705	BIG LOTS(2010), OFFICE DEPOT(2009), TOPS MARKETS(2013)

282 ROME, NY (FREEDOM)	FREEDOM PLAZA 205-211 ERIE BOULEVARD WEST	13440	SC	1978/2000/2001	2004	100.00%	194,467	197,397	1,192,712	STAPLES(2015), J.C. PENNEY(2008), TOPS MARKETS(2021), MARSHALLS(2016)

283 SPRINGVILLE, NY	SPRINGVILLE PLAZA 172 - 218 SOUTH CASCADE DRIVE	14141	SC	1980/1999/2004	2004	100.00%	105,636	105,636	910,679	TOPS MARKETS(2023), SALVATION ARMY(2009)

284 TONAWANDA, NY (DEL-TON)	DEL-TON PLAZA 4220 DELAWARE AVENUE	14150	SC	1985/1996	2004	100.00%	55,473	55,473	375,366

285 TONAWANDA, NY (OFFICE DEPOT)	OFFICE DEPOT PLAZA 2309 EGGERT ROAD	14150	SC	1976/1985/1996	2004	100.00%	121,846	121,846	1,117,828	COMPUSA(2010), OFFICE DEPOT(2011)

286 TONAWANDA, NY (SHER/DELAWARE)	SHERIDAN/DELAWARE PLAZA 1692-1752 SHERIDAN DRIVE	14223	SC	1950/1965/1975/1986/2000	2004	100.00%	188,200	188,200	1,342,313	BON TON(2010), BON TON HOME STORE(2010), TOPS MARKETS(2020)

287 TONAWANDA, NY (TOPS)	TOPS PLAZA-NIAGARA STREET 150 NIAGARA STREET	14150	SC	1997	2004	10.00%	97,014	97,014	1,237,690	TOPS MARKETS(2017)

288 TONAWANDA, NY (TOPS/GANDER MTN	YOUNGMAN PLAZA 750 YOUNG STREET	14150	SC	1985/ 2003	2004	10.00%	310,921	318,166	2,324,541	BJ’S WHOLESALE CLUB(2010), BIG LOTS(2012), GANDER MOUNTAIN(2015), TOPS MARKET (2021)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 16 of 22 Quarter: 4Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
289 UTICA, NY (TOPS MOHAWK ST.)	TOPS PLAZA — DOLLAR TREE 1154 MOHAWK STREET	13501	SC	1961/1972/1988/1998	2004		100.00%	191,047	191,047	1,473,725	A.J. WRIGHT(2014), HANAFORD BROTHERS(2025)

290 VICTOR, NY	VICTOR SQUARE 2-10 COMMERCE DRIVE	14564	SC	2000	2004		100.00%	56,134	56,134	913,696

291 WARSAW, NY	TOPS PLAZA — WARSAW 2382 ROUTE 19	14569	SC	1998	2004		20.00%	74,105	74,105	715,721	TOPS MARKETS(2015)

292 WEST SENECA, NY (HOME DEPOT)	HOME DEPOT PLAZA 1881 RIDGE ROAD	14224	SC	1975/1983/1987/1995	2004		100.00%	139,453	139,453	1,399,505	HOME DEPOT(2016)

293 WEST SENECA, NY (SENECA RIDGE)	SENECA — RIDGE PLAZA 3531 SENECA STREET	14224	SC	1980/1996/2004	2004		100.00%	62,403	62,403	291,082

294 WILLIAMSVILLE, NY	WILLIAMSVILLE PLACE 5395 SHERIDAN DRIVE	14221	SC	1986/1995/2003	2004		100.00%	98,846	98,846	1,028,789

295 WILLIAMSVILLE, NY(PREMIER)	PREMIER PLACE 7864 — 8020 TRANSIT ROAD	14221	SC	1986/1994/1998	2004		14.50%	142,536	142,536	1,295,070	PREMIER LIQUORS(2010), STEIN MART(2008)

North Carolina

296 APEX, NC	BEAVER CREEK COMMONS 1335 W WILLIAMS STREET	27502	SC	2005	1	*	100.00%	116,429	444,711	2,255,511	LINENS ‘N THINGS(2016), OFFICE MAX(2014), LOWE’S(NOT OWNED), SUPER TARGET(NOT OWNED)

297 APEX, NC (SOUTH)	BEAVER CREEK CROSSINGS SOUTH 1335 W WILLIAMS STREET	27502	SC	2006	1	*	100.00%	207,524	219,764	2,150,267	DICK’S SPORTING GOODS(2017), CONSOLIDATED THEATRES(2026), T.J. MAXX(2016), CIRCUIT CITY(2021), BORDERS(2022)

298 ASHEVILLE, NC	RIVER HILLS 299 SWANNANOA RIVER ROAD	28805	SC	1996	2003		14.50%	190,970	190,970	2,014,236	GOODY’S(2007), CARMIKE CINEMAS(2017), CIRCUIT CITY(2017), DICK’S SPORTING GOODS(2017), MICHAEL’S(2008), OFFICE MAX(2011)

299 DURHAM, NC	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990/2001	1/2	*	100.00%	203,069	321,335	1,262,491	FOOD LION(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)

300 FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985/2003	2003		100.00%	196,279	196,279	1,500,496	DEVELOPERS REALTY CORP.(2012), T.J. MAXX(2011), BED BATH & BEYOND(2014)

301 HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995/2004	2003		100.00%	124,432	159,429	655,227	EPIC THEATRES(2018), INGLES(2009), BURKE’S OUTLET(2011), BIG LOTS(NOT OWNED)

302 INDIAN TRAIL, NC	UNION TOWN CENTER INDEPENDENCE & FAITH CHURCH RD	28079	SC	1999	2004		100.00%	96,160	96,160	909,365	FOOD LION(2020)

303 MOORSEVILLE, NC	MOORESVILLE CONSUMER SQUARE I 355 WEST PLAZA DRIVE	28117	SC	1999	2004		100.00%	472,182	472,182	4,327,214	WAL -MART(2019), GOODY’S(2010), GANDER MOUNTAIN(2021)

304 NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	28561	SC	1989/1999	1/2	*	100.00%	68,130	200,228	598,928	GOODY’S(2012), WAL -MART(NOT OWNED)

305 WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	27889	SC	1990/1999	1/2	*	100.00%	80,269	265,053	527,902	GOODY’S(2009), OFFICE DEPOT(2009), WAL -MART(NOT OWNED)

306 WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR.	28403	SC	1989/2001	1/2	*	100.00%	411,887	518,735	3,536,859	LOWE’S(2014), OLD NAVY(2011), BED BATH & BEYOND(2012), ROSS DRESS FOR LESS(2012), STEVE & BARRY’S(2014), BADCOCK FURNITURE(2014), SAM’S(NOT OWNED)

North Dakota

307 DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	58601	MM	1978	1/2	*	100.00%	266,502	266,502	1,120,171	K MART(2008), HERBERGER’S(2010), J.C. PENNEY(2008)

Ohio

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 17 of 22 Quarter: 4Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
308 ASHTABULA, OH (TOPS)	TOPS PLAZA — ASHTABULA 1144 WEST PROSPECT ROAD	44004	SC	2000	2004		100.00%	57,874	57,874	904,720	TOPS MARKETS(2021)

309 AURORA, OH	BARRINGTON TOWN SQUARE 70-130 BARRINGTON TOWN SQUARE	44202	SC	1996/2004	1	*	100.00%	102,683	159,982	1,036,287	CINEMARK(2011), HEINEN’S(NOT OWNED)

310 BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA 2250 SOUTH MAIN STREET	43311	SC	1995	1998		100.00%	52,399	52,399	445,579	GOODY’S(2010), STAPLES(2010)

311 BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	44514	SC	1997	1	*	100.00%	506,254	511,654	4,185,018	LOWE’S(2016), BABIES R US(2009), STAPLES(2012), DICK’S SPORTING GOODS(2012), WAL -MART(2017), PETSMART(2013), GIANT EAGLE(2018)

312 CANTON, OH (PHASE I & II)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995/2001/2003	1	*	14.50%	478,106	593,610	5,194,192	VALUE CITY FURNITURE(2011), H.H. GREGG APPLIANCES(2011), JO -ANN STORES(2008), PETSMART(2013), DICK’S SPORTING GOODS(2010), DSW SHOE WAREHOUSE(2012), KOHL’S(2016), TARGET(NOT OWNED)

313 CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N BRIDGE STREET	45601	SC	1974/1998	1/2	*	20.00%	106,262	106,262	1,019,135	KROGER(2041), OFFICE MAX(2013)

314 CHILLICOTHE, OH(LOWES)	CHILLICOTHE PLACE (LOWES) 867 N BRIDGE STREET	45601	SC	1998	1	*	100.00%	130,497	130,497	822,132	LOWE’S(2015)

315 CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	45238	SC	1990	2	*	100.00%	235,433	235,433	1,926,940	STEVE & BARRY’S(2014), MICHAEL’S(2011)

316 CINCINNATI, OH(TRI COUNTY)	TRI COUNTY MALL 117000 PRINCETON PK	45246	SC	1960/1990/1992	2005		18.00%	667,659	1,180,139	10,052,257	DILLARD’S(2018), MACY’S(NOT OWNED), SEAR(NOT OWNED)

317 COLUMBUS, OH (CONSUMER SQUARE)	CONSUMER SQUARE WEST COLUMBUS 3630 SOLDANO BLVD	43228	SC	1989/2003	2004		100.00%	356,515	356,515	2,238,410	KROGER(2014), TARGET(2011)

318 COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561-6815 DUBLIN CENTER DRIVE	43017	SC	1987	1998		100.00%	227,003	336,084	1,574,433	AMC THEATRE(2007), MAX SPORTS CENTER(2007), B.J.’S WHOLESALE CLUB(NOT OWNED)

319 COLUMBUS, OH (EASTON MARKET)	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998		100.00%	509,611	509,611	6,010,166	COMPUSA(2013), STAPLES(2013), PETSMART(2014), GOLFSMITH GOLF CENTER(2013), MICHAEL’S(2008), DICK’S SPORTING GOODS(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND(2014), T.J. MAXX(2008)

320 COLUMBUS, OH (LENNOX TOWN)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998		50.00%	352,913	352,913	3,458,841	TARGET(2016), BARNES & NOBLE(2007), STAPLES(2011), AMC THEATRE(2021)

321 COLUMBUS, OH (SUN CENTER)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998		79.45%	305,428	305,428	3,610,228	BABIES R US(2011), MICHAEL’S(2013), ASHLEY FURNITURE HOMESTORE(2012), STEIN MART(2012), WHOLE FOOD MARKETS(2016), STAPLES(2010)

322 DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644-6804 PERIMETER LOOP ROAD	43017	SC	1996	1998		100.00%	137,556	137,556	1,514,461	GIANT EAGLE(2014)

323 ELYRIA, OH	ELYRIA SHOPPING CENTER 841 CLEVELAND ST	44035	SC	1977	2	*	100.00%	92,125	92,125	704,695	TOPS MARKETS(2010)

324 GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	45631	SC	1998	2003		100.00%	25,950	205,908	337,254	WAL MART(NOT OWNED)

325 GROVE CITY, OH (DERBY SQUARE)	DERBY SQUARE SHOPPING CENTER 2161-2263 STRINGTOWN ROAD	43123	SC	1992	1998		20.00%	128,210	128,210	1,124,578	GIANT EAGLE(2016)

326 HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	45424	SC	1990	1993		100.00%	163,819	278,376	1,346,389	CUB FOODS(2011), WAL -MART(NOT OWNED)

327 LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	45036	SC	1990/2002	1993		100.00%	17,000	110,480	79,374	WALMART #1407(NOT OWNED), ERB LUMBER(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 18 of 22 Quarter: 4Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
328 MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD.	44056	SC	1994	1994		50.00%	233,619	372,786	3,050,811	TOPS MARKETS(2019), KOHL’S(2016), WAL -MART(NOT OWNED)

329 MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II) 8210 MACEDONIA COMMONS	44056	SC	1999	1	*	100.00%	169,481	169,481	1,601,734	CINEMARK(2019), HOME DEPOT(2020)

330 NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 25859-26437 GREAT NORTHERN	44070	SC	1958/1998/2003	1997		14.50%	624,587	665,487	8,111,991	BEST BUY(2010), DSW SHOE WAREHOUSE(2015), BED BATH & BEYOND(2012),

331 PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER 78-80 OAK MEADOW DRIVE	43062	SC	1980	1998		100.00%	33,270	33,270	201,200	CARDINAL FOODS(2007)

332 PICKERINGTON, OH	SHOPPES AT TURNBERRY 1701-1797 HILL ROAD NORTH	43147	SC	1990	1998		100.00%	59,495	61,872	628,011

333 SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	1 *		100.00%	183,255	183,255	2,792,384	MUSTARD SEED MARKET & CAFE(2019), BED BATH & BEYOND(2009), BORDERS(2018)

334 STOW, OH	STOW COMMUNITY SHOPPING CENTER KENT ROAD	44224	SC	1997/2000	1	*	100.00%	404,480	506,563	2,986,704	K MART(2006), BED BATH & BEYOND(2011), GIANT EAGLE(2017), KOHL’S(2019),

335 TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	44883	MM	1980/2004	1/2	*	100.00%	170,868	170,868	731,821	CINEMARK(2011), J.C. PENNEY(2010)

336 TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	43528	SC	1999	1	*	20.00%	241,129	271,729	2,779,908	KOHL’S(2019), GANDER MOUNTAIN(2014), BED BATH & BEYOND(2010), OLD NAVY(2010)

337 TOLEDO, OH (DICKS)	DICKS — TOLEDO 851 WEST ALEXIS ROAD	43612	SC	1995	2004		100.00%	80,160	80,160	501,000	DICK’S SPORTING GOODS(2016)

338 WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	44145	SC	1974/1997/2000	1/2	*	100.00%	162,330	162,330	1,370,403	MARC’S(2009), K MART(2009)

339 XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	45385	SC	1994/1997/2001	1	*	100.00%	104,873	203,282	738,682	KROGER(2019), WAL -MART(NOT OWNED)

Oregon

340 PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995/2001	1996		50.00%	309,617	566,457	5,586,982	LINENS ‘N THINGS(2012), ROSS DRESS FOR LESS(2008), BARNES & NOBLE(2011), MICHAEL’S(2009), OFFICE DEPOT(2010), HAGGAN’S(2021), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

Pennsylvania

341 ALLENTOWN, PA (WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	18106	SC	2001/2004	2003		100.00%	259,239	259,239	2,698,873	WAL -MART(2021)

342 E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	19401	SC	1975/1997	1/2	*	100.00%	173,876	179,376	1,331,209	K MART(2010), BIG LOTS(2010)

343 ERIE (PEACHSTREET), PA	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995/1998/2003	1	*	100.00%	557,769	679,074	4,779,195	LOWE’S(2015), PETSMART(2015), CIRCUIT CITY(2020), KOHL’S(2016), WAL -MART(2015), CINEMARK(2011), HOME DEPOT(NOT OWNED)

344 ERIE, PA (MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2003	2003		14.50%	107,537	238,387	1,065,115	MARSHALLS(2013), BED BATH & BEYOND(2013), BABIES R US(2015), TARGET(NOT OWNED)

345 ERIE, PA (TOPS-ERIE)	TOPS PLAZA — ERIE 1520 WEST 25TH STREET	16505	SC	1995	2004		100.00%	103,691	103,691	1,325,624	TOPS MARKETS(2016)

346 HANOVER, PA (BJS)	BJS — HANOVER 1785 AIRPORT ROAD SOUTH	18109	SC	1991	2004		100.00%	112,230	112,230	858,844	BJ’S WHOLESALE CLUB(2011)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 19 of 22 Quarter: 4Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
347 MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999/2004	2003	14.50%	298,589	298,589	2,757,341	CINEMARK(2019), LOWE’S(2016), SHOP ‘N SAVE(2019)

348 MT. NEBO, PA	MT NEBO POINT MT. NEBO RD & LOWRIES RUN RD	15237	SC	2005	1 *	100.00%	72,882	336,267	1,124,207	SPORTSMAN’S WAREHOUSE(2020), SAM’S CLUB(NOT OWNED), TARGET(NOT OWNED)

Puerto Rico

349 ARECIBO, PR (ATLANTICO)	PLAZA DEL ATLANTICO PR #KM 80.3	00612	MM	1980/1993	2005	100.00%	215,451	224,950	3,209,401	K MART(2013), CAPRI DEL ATLANTICO(2013)

350 BAYAMON, PR (PLAZA DEL SOL)	PLAZA DEL SOL RD PR#29 & PR#167, HATO TEJAS	00961	MM	1998/2003/2004	2005	100.00%	526,373	675,594	15,807,439	WAL -MART(2022), OLD NAVY(2011), SCIENCE PARK CINEMA(2019), BED BATH & BEYOND(2017), HOME DEPOT(NOT OWNED)

351 BAYAMON, PR (REXVILLE PLAZA)	REXVILLE PLAZA PR #167, KM 18.8	00961	SC	1980/2002	2005	100.00%	126,023	132,309	1,553,961	PUEBLO XTRA(2009), TIENDAS CAPRI(2013)

352 BAYAMON, PR (RIO HONDO)	RIO HONDO PR #22, PR #167	00961	MM	1982/2001	2005	100.00%	461,321	526,623	11,457,429	TIENDAS CAPRI(2009), COMPUSA(2021), K MART(2011), PUEBLO XTRA(2012), MARSHALLS(2015), RIO HONDO CINEMA(NOT OWNED)

353 CAROLINA, PR (PLAZA ESCORIAL)	PLAZA ESCORIAL CARRETERA #3, KM 6.1	00987	SC	1997	2005	100.00%	385,665	601,535	7,534,321	OFFICE MAX(2015), WAL -MART(2024), BORDERS(2017), OLD NAVY(2009), SAM’S CLUB(2024), HOME DEPOT(NOT OWNED), CARIBBEAN CINEMAS(NOT OWNED)

354 CAYEY, PR (PLAZA CAYEY)	PLAZA CAYEY STATE RD #1 & PR #735	00736	SC	1999/2004	2005	100.00%	261,126	339,840	3,173,157	WAL -MART(2021), CAYEY CINEMA CORP.(NOT OWNED)

355 FAJARDO, PR (PLAZA FAJARDO)	PLAZA FAJARDO ROAD PR #3 INT PR #940	00738	SC	1992	2005	100.00%	245,319	251,319	3,823,351	WAL -MART(2012), PUEBLO XTRA(2012)

356 GUAYAMA, PR (PLAZA WAL -MART)	PLAZA WAL -MART ROAD PR #3 KM 135.0	00784	SC	1994	2005	100.00%	163,598	163,598	1,676,518	WAL -MART(2018)

357 HATILLO, PR (PLAZA DEL NORTE)	PLAZA DEL NORTE ROAD #2,KM 81.9	00659	MM	1992	2005	100.00%	505,877	671,306	10,959,561	J.C. PENNEY(2012), PUEBLO XTRA(2012), WAL -MART(2012), TOYS R’ US/KID’SRUS(NOT OWNED)

358 HUMACAO, PR (PALMA REAL)	PALMA REAL STATE ROAD #3, KM 78.20	00791	SC	1995	2005	100.00%	340,608	442,614	6,440,284	CAPRI STORES(2011), PUEBLO XTRA(2020), CINEVISTA THEATRES(2006), WAL — MART(2020), PEP BOYS(NOT OWNED), J C PENNY(NOT OWNED)

359 ISABELA, PR (PLAZA ISABELA)	PLAZA ISABELA STATE RD #2 & #454, KM 111.6	00662	SC	1994	2005	100.00%	238,410	259,016	3,644,244	PUEBLO XTRA(2014), WAL -MART(2019)

360 SAN GERMAN, PR (CAMINO REAL)	CAMINO REAL STATE RD PR #122	00683	SC	1991	2005	100.00%	22,356	49,172	315,950	PEP BOYS(2015)

361 SAN GERMAN, PR (DEL OESTE)	DEL OESTE ROAD PR #2 INT PR #122	00683	SC	1991	2005	100.00%	174,172	184,746	2,317,077	K MART(2016), PUEBLO XTRA(2011)

362 SAN JUAN, PR (SENORIAL PLAZA)	SENORIAL PLAZA PR #53 & PR #177	00926	MM	1978/Mutiple	2005	100.00%	169,136	209,596	2,597,385	K MART(2010), PUEBLO EXT(NOT OWNED)

363 VEGA BAJA, PR (PLZA VEGA BAJA)	PLAZA VEGA BAJA ROAD PR #2 INT PR #155	00693	SC	1990	2005	100.00%	174,728	184,938	2,088,246	K MART(2015), PUEBLO XTRA(2010)

South Carolina

364 CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990/2000	1993	100.00%	180,127	363,405	1,275,113	STEVE & BARRY’S(2014), BELK(2015), WAL -MART SUPER CENTER(NOT OWNED)

365 CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	29414	SC	1991	2003	100.00%	188,883	196,048	1,459,549	FOOD LION(2011), WAL -MART(2011)

366 COLUMBIA, SC (HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002	14.50%	236,707	296,196	2,863,329	BARNES & NOBLE(2011), ROSS DRESS FOR LESS(2014), MARSHALLS(2012), OFFICE MAX(2011), BABIES ‘R’ US #8890(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 20 of 22 Quarter: 4Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
367 MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992/2000	1995		100.00%	209,139	325,236	1,759,609	OFFICE DEPOT(2010), T.J. MAXX(2007), MARSHALLS(2011), WAL -MART(NOT OWNED)

368 N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989/2001	2	*	100.00%	294,471	375,451	2,066,522	WAL -MART(2009), OFFICE MAX(2007), HELIG MEYERS(NOT OWNED)

369 N. CHARLESTON, SC(N CHARL CTR)	NORTH CHARLESTON CENTER 5900 RIVERS AVENUE	29406	SC	1980/1993	2004		100.00%	235,501	235,501	1,071,400	NORTHERN TOOL(2016), BIG LOTS(2009)

370 ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	29115	SC	1994/1999	1995		100.00%	50,760	247,434	532,648	GOODY’S(2008), WAL -MART(NOT OWNED)

371 S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	29624	SC	1990	1994		100.00%	13,600	13,600	53,812

372 SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	29681	SC	1990	1994		100.00%	142,086	142,086	881,915	INGLES(2011), KOHL’S(2015)

373 UNION, SC	WEST TOWNE PLAZA U.S.HWY 176 BY-PASS #1	29379	SC	1990	1993		100.00%	184,331	184,331	651,550	WAL -MART(2009), BELK(2010)

South Dakota

374 WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	1/2	*	100.00%	240,262	282,262	1,574,446	DUNHAM’S SPORTING GOODS(2011), HERBERGER’S(2009), J.C. PENNEY(2008), HY VEE SUPERMARKET(NOT OWNED)

Tennessee

375 BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999/2004	2000		14.50%	201,414	201,414	2,572,784	BEST BUY(2014), ROSS DRESS FOR LESS(2015), LINENS ‘N THINGS(2014), DSW SHOE WAREHOUSE(2008)

376 CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	37421	SC	1992/2004	2003		100.00%	207,244	207,244	1,797,167	BEST BUY(2014), HOBBY LOBBY(2014), FRESH MARKET(2014)

377 COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HIGHWAY	38401	SC	1993	2003		10.00%	68,948	68,948	502,041	KROGER(2022)

378 FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	37922	SC	1991	2003		10.00%	71,311	71,311	536,825	FOOD CITY(2011)

379 GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101-139 NORTHCREEK BOULEVARD	37072	SC	1987	2003		20.00%	84,441	84,441	728,601	KROGER(2012)

380 HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S 1050LOWE’S ROAD	37075	SC	1999	2003		100.00%	133,144	133,144	1,222,439	LOWE’S(2019)

381 JOHNSON CITY, TN	JOHNSON CITY MARKETPLACE FRANKLIN & KNOB CREEK ROADS	37604	SC	2005	2003		100.00%	4,060	92,308	413,892	KOHL’S(NOT OWNED)

382 MURFREESBORO, TN (MEMORIAL)	MEMORIAL VILLAGE 710 MEMORIAL BOULEVARD	37130	SC	1993	2003		100.00%	117,697	117,697	747,140	MURFREESBORO ATHLETIC CLUB(2014)

383 MURFREESBORO, TN (TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003		14.50%	108,023	390,645	1,320,615	T.J. MAXX(2008), BOOKS-A-MILLION(2009), LOWE’S(NOT OWNED), TOYS R US(NOT OWNED), TARGET(NOT OWNED)

384 NASHVILLE, TN	THE MARKETPLACE CHARLOTTE PIKE	37209	SC	1998	2003		14.50%	167,795	367,879	1,673,979	LOWE’S(2019), WAL MART(NOT OWNED)

Texas

385 AUSTIN, TX	SHOPS AT TECH RIDGE CENTER RIDGE DRIVE	78728	SC	2003	2003		24.75%	282,798	572,036	4,250,669	ROSS DRESS FOR LESS(2014), LINENS ‘N THINGS(2014), HOBBY LOBBY(2018), BEST BUY(2017), TOYS R US(NOT OWNED), SUPER TARGET(NOT OWNED), CHICK-FIL-A(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 21 of 22 Quarter: 4Q06
Retail Property List *

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
386 FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD	75035	SC	2003	2003		14.50%	20,959	107,543	731,059	KOHL’S(NOT OWNED)

387 IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	2004	2003		14.50%	146,941	598,651	2,084,490	HOLLYWOOD THEATERS(2016), OFFICE MAX(2014), KOHL’S(NOT OWNED), SAM’S CLUB(NOT OWNED), WAL MART(NOT OWNED)

388 LEWISVILLE, TX (LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002		14.50%	311,039	567,069	3,509,234	99 CENTS ONLY STORE(2009), ROOMSTORE, THE(2007), PETSMART(2009), BEST BUY(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US(NOT OWNED), CONN’S APPLIANCE(NOT OWNED), GARDEN RIDGE(NOT OWNED)

389 MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	75070	SC	2000	2003		14.50%	118,967	183,810	1,168,375	KOHL’S(2021), ALBERTSON’S(NOT OWNED)

390 MESQUITE, TX	THE MARKETPLACE AT TOWNE CENTE SOUTHBOUND FRONTAGE RD I 635	75150	SC	2001	2003		14.50%	170,625	378,775	2,349,200	LINENS ‘N THINGS(2013), MICHAEL’S(2012), ROSS DRESS FOR LESS(2013), HOME DEPOT(NOT OWNED), KOHL’S(NOT OWNED)

391 SAN ANTONIO, TX (BANDERA PT)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	78227	SC	2001/2002	1	*	100.00%	278,721	887,911	4,374,724	T.J. MAXX(2011), LINENS ‘N THINGS(2012), OLD NAVY(2011), ROSS DRESS FOR LESS(2012), BARNES & NOBLE(2011), TARGET(NOT OWNED), LOWE’S(NOT OWNED), KOHL’S(NOT OWNED), CHUCK E CHEESE(NOT OWNED), CHUCK E CHEESE(NOT OWNED), CREDIT UNION(NOT OWNED), RAQUETBALL & FITNESS(NOT OWNED)

392 SAN ANTONIO, TX (INGRAM)	INGRAM PARK 6157 NW LOOP 410	78238	FO	1985	2005		50.00%	76,597	76,597	430,440	MERVYN’S(2020)

393 SAN ANTONIO, TX (WESTOVER)	WESTOVER MARKETPLACE SH 151@LOOP 410	78209	SC	2005	1	*	10.00%	188,062	490,262	2,620,336	PETSMART(2016), OFFICE DEPOT(2016), SPORTSMAN’S WAREHOUSE(2015), ROSS DRESS FOR LESS(2016), LOWES(NOT OWNED), TARGET(NOT OWNED)

Utah

394 LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	84321	SC	1975	1998		100.00%	19,200	44,200	209,194	RITE AID(NOT OWNED)

395 MIDVALE, UT	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973/2000	1998		100.00%	612,257	612,257	7,171,398	BABIES R US(2014), OFFICE MAX(2012), SMITH’S FOOD & DRUG(2024), MEDIA PLAY(2009), BED BATH & BEYOND(2014), WAL-MART(2015), ROSS(2016)

396 OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT 21-129 HARRISVILLE ROAD	84404	SC	1977	1998		100.00%	162,316	162,316	661,027	HARMONS(2012)

397 OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998		100.00%	150,667	281,931	1,621,278	KIDS R US(2011), MEDIA PLAY(2009), OFFICE DEPOT(2008), JO-ANN STORES(2012), R.C. WILLEY(NOT OWNED)

398 RIVERDALE, UT	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995/2003	1998		100.00%	593,398	596,198	4,882,292	MEIER & FRANK DEPARTMENT STORE(2011), OFFICE MAX(2008), GART SPORTS(2012), SPORTSMAN’S WAREHOUSE(2009), TARGET SUPERSTORE(2017), MEDIA PLAY(2009), CIRCUIT CITY(2016)

399 RIVERDALE, UT (WEBER)	FAMILY CENTER @ RIVERDALE 526 1050 WEST RIVERDALE ROAD	84405	SC	2005	1	*	100.00%	35,347	386,110	335,796	JO-ANN STORES(2015), SAM’S CLUB(NOT OWNED), SUPER WALMART(NOT OWNED)

400 SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH 3300 SOUTH STREET	84115	SC	1978	1998		100.00%	34,209	34,209	200,588

401 TAYLORSVILLE, UT	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982/2003	1998		100.00%	641,256	713,256	6,231,524	SHOPKO(2014), JO-ANN STORES(2015), GART SPORTS(2017), 24 HOUR FITNESS(2017), BED BATH & BEYOND(2015), ROSS DRESS FOR LESS(2014), HOME USA WAREHOUSE(2012), MEDIA PLAY(2009), PETSMART(2012), HARMONS SUPERSTORE(NOT OWNED)

Vermont

402 BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986/1999	2	*	100.00%	174,624	174,624	1,667,090	WAL-MART(2014), J.C. PENNEY(2009)

Virginia

403 CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	23831	SC	1978	2003		100.00%	116,310	116,310	1,214,315	UKROP’S(2008)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 01/15/2007 Time:11:36:42AM Page 22 of 22 Quarter: 4Q06
Retail Property List *

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
404 FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995		14.50%	253,392	253,392	4,849,085	SAFEWAY(2019), T.J. MAXX(2009), TOWER RECORDS(2009), BED BATH & BEYOND(2010), UNITED ARTISTS THEATRE(2014)

405 LYNCHBURG, VA	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003		100.00%	270,765	337,765	2,277,564	GOODY’S(2008), CINEMARK(2015), CIRCUIT CITY(2009), STAPLES(2013), T.J. MAXX(2009), STEVE & BARRY’S(2014), TOYS “R” US(NOT OWNED)

406 LYNCHBURG, VA (FAIRVIEW)	FAIRVIEW SQUARE 2215 FLORIDA AVENUE	24501	SC	1992	2004		100.00%	85,209	85,209	362,745	FOOD LION(2012)

407 MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989/1997	1/2	*	50.00%	435,057	479,256	2,796,347	GOODY’S(2007), BELK(2009), J.C. PENNEY(2009), SEARS(2009), OFFICE MAX(2012), KROGER(2017), MCDONALD’S(NOT OWNED)

408 MIDLOTHIAN, VA	GENITO CROSSING HULL STREET ROAD	23112	SC	1985	2003		100.00%	79,407	79,407	677,383	FOOD LION(2010)

409 PULASKI, VA	MEMORIAL SQUARE 1000 MEMORIAL DRIVE	24301	SC	1990	1993		100.00%	143,299	143,299	813,944	WAL-MART(2011), FOOD LION(2011)

410 WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990/1997	2	*	20.00%	240,560	240,560	2,427,948	MARTIN’S FOOD STORE(2040), KOHL’S(2018), OFFICE MAX(2012), BOOKS-A-MILLION(2013)

Washington

411 KIRKLAND, WA	TOTEM LAKES UPPER TOTEM LAKES BOULEVARD	98034	SC	1999/2004	2004		20.00%	228,210	274,189	2,720,261	GUITAR CENTER(2007), ROSS DRESS FOR LESS(2010), COMPUSA(2006), RITE AID(NOT OWNED)

West Virginia

412 BARBOURSVILLE, WV	BARBOURSVILLE CENTER 5-13 MALL ROAD	25504	SC	1985	1998		100.00%	70,900	133,396	389,425	DISCOUNT EMPORIUM(2006), GOODY’S(2014), VALUE CITY(NOT OWNED)

Wisconsin

413 BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003		14.50%	182,722	190,142	1,420,459	T.J. MAXX(2010), MARSHALLS MEGA STORE(2009), OFFICE MAX(2010), BURLINGTON COAT FACTORY(2012)

414 BROWN DEER, WI (CENTER)	BROWN DEER CENTER NORTH GREEN BAY ROAD	53209	SC	1967	2003		14.50%	266,716	266,716	1,951,845	KOHL’S(2023), MICHAEL’S(2012), OFFICE MAX(2010), T.J. MAXX(2007), OLD NAVY(2012)

415 BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER NORTH GREEN BAY ROAD	53209	SC	1989	2003		14.50%	143,372	143,372	1,133,461	MARSHALLS MEGA STORE(2009), PICK ‘N SAVE(2010)

416 MILWAUKEE, WI	POINT LOOMIS SOUTH 27TH STREET	53221	SC	1962	2003		100.00%	160,533	160,533	707,571	KOHL’S(2007), PICK ‘N SAVE(2007)

417 WEST ALLIS, WI (WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	53214	SC	1968	2003		100.00%	246,081	259,981	1,421,496	KOHL’S(2008), MARSHALLS MEGA STORE(2009), PICK ‘N SAVE(2008)

				Grand Total:				77,778,931	104,482,081	899,016,580

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Investor Information
Developers Diversified
www.ddr.com
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500

Board of Directors
Scott A. Wolstein, Chief Executive Officer & Chairman of the Board, Developers Diversified Realty
Dean S. Adler, Principal, Lubert-Adler Partners, L.P.
Terrance R. Ahern, Principal, The Townsend Group
Robert H. Gidel, Managing Partner, Liberty Partners, L.P.
Victor B. MacFarlane, Managing Principal, MacFarlane Partners
Craig Macnab, Chief Executive Officer, Commercial Net Lease Realty
Scott D. Roulston, Managing Partner, Fairport Asset
Management, LLC
Barry A. Sholem, Principal, MDS Capital, L.P.
William B. Summers Jr., Chairman & Chief Executive Officer, McDonald Investments, Inc., Retired
Officers
Scott A. Wolstein, Chief Executive Officer & Chairman of the Board
David M. Jacobstein, President & Chief Operating Officer
Daniel B. Hurwitz, Senior Executive Vice President & Chief Investment Officer
Joan U. Allgood, Executive Vice President, Corporate Transactions and Governance
Richard E. Brown, Executive Vice President of Real Estate Operations
Timothy J. Bruce, Executive Vice President of Development
William H. Schafer, Executive Vice President & Chief Financial Officer
Robin R. Walker-Gibbons, Executive Vice President of Leasing
David C. Dieterle, Senior Vice President of Leasing – Southeast Region
Steven M. Dorsky, Senior Vice President of Leasing – Northern Region
Marc A. Hays, Senior Vice President of Leasing – Specialty Centers
Daniel M. Herman, Senior Vice President of Development
John S. Kokinchak, SCSM, CLS, Senior Vice President of Property Management
Joseph G. Padanilam, Senior Vice President of Acquisitions and Dispositions
Christa A. Vesy, Senior Vice President and Chief Accounting Officer
Anthony L. Vodicka, Senior Vice President of Leasing – Western Region
David E. Weiss, Senior Vice President and General Counsel
Nan R. Zieleniec, Senior Vice President of Human Resources

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2006

Investor Information (Continued)

Research Coverage

AG Edwards
David AuBuchon	(314) 955-5452

Citigroup Smith Barney
Jonathan Litt	(212) 816-0231
Ambika Goel	(212) 816-6981

Deutsche Bank Securities
Lou Taylor	(212) 250-4912
Christeen Kim	(212) 250-8705

Goldman Sachs
Dennis Maloney	(212) 902-1970
Jay Habermann	(917) 343-4260

Green Street Advisors
Jim Sullivan	(949) 640-8780

Hilliard Lyons
Tony Howard	(502) 588-1142

Lehman Brothers
David Harris	(212) 526-1790

Merrill Lynch
Steve Sakwa	(212) 449-0335
Craig Schmidt	(212) 449-1944

JP Morgan
Michael Mueller	(212) 622-6689
Joe Dazio	(212) 622-6416
Research Coverage, continued

Morgan Stanley
Matthew Ostrower	(212) 761-6284
Mick Chiang	(212) 761-6385

RBC Capital Markets
Rich Moore	(216) 378-7625

UBS
Scott Crowe	(212) 713-1419
Jeff Spector	(212) 713-6144

Wachovia Securities
Jeff Donnelly	(617) 603-4262
Transfer Agent
National City Bank
Corporate Trust Operations
P.O. Box 92301
Cleveland, Ohio 44193-0900
1-800-622-6757
Investor Relations
Michelle M. Dawson
VP of Investor Relations
Phone: (216) 755-5455
Fax: (216) 755-1455
Email: mdawson@ddr.com